                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        THE L.L. KNICKERBOCKER CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------
      (5)   Total fee paid:

            -------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            -------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------
      (3)   Filing Party:

            -------------------------------------------------------------------
      (4)   Date Filed:

            -------------------------------------------------------------------

                        THE L.L. KNICKERBOCKER CO., INC.
                            25800 COMMERCENTRE DRIVE
                         LAKE FOREST, CALIFORNIA 92630
                                 (949) 595-7900


November 18, 1998

Shareholders of The L.L. Knickerbocker Co., Inc.

Dear valued shareholders:

Enclosed in this package is a proxy statement containing proposals for which the Company requests your approval. Your approval is executed by casting your vote in favor of the proposals and mailing the information in the envelope provided. We apologize for the amount of pages it took to complete the proxy and hope that it is not ignored due to its sheer size.

There are two proposals included in the proxy statement. The first proposal authorizes the Company to issue a new class of stock, preferred stock. The primary reasons the Company wants preferred stock authorized is to refinance certain convertible debentures and to provide greater flexibility in future financing endeavors, should they be necessary. Refinancing the convertible debentures into preferred stock will provide more favorable accounting treatment than what the convertible debentures afford.

The second proposal approves the June 8, 1998 convertible debenture offering and, under the terms of the debenture agreement and as required by the NASD, authorizes the Company to issue the number of shares required should the investors in the debenture offering convert the principal amount of the debenture into common stock of the Company.

We believe the proposals contained in the proxy statement are in the best interests of the Company and encourage you to vote in favor of the proposals. Your vote is needed before December 8, 1998.

Very truly yours,


/s/ Anthony P. Shutts
--------------------------------
Anthony P. Shutts
Chief Financial Officer

                        THE L.L. KNICKERBOCKER CO., INC.
                            25800 COMMERCENTRE DRIVE
                          LAKE FOREST, CALIFORNIA 92630
                                 (949) 595-7900


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                         TO BE HELD ON DECEMBER 8, 1998



TO THE SHAREHOLDERS OF THE L.L. KNICKERBOCKER CO., INC.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The L.L. Knickerbocker Co., Inc., a California corporation (the "Company"), will be held at the Company's principal executive offices at 25800 Commercentre Drive, Lake Forest, California 92630 on December 8, 1998 at 10:00 a.m., local time, for the following purposes:

        1. To consider and vote upon a proposal to approve a proposed amendment to the Company's articles of incorporation to authorize the issuance of 10,000,000 shares of preferred stock.

        2. To consider and vote upon a proposal to approve the transactions contemplated by that certain Securities Purchase Agreement dated as of June 8, 1998 among the Company and certain investors named therein, including the issuance by the Company of convertible term debentures in the original principal amount of $7,000,000 (the "Debentures"), stock purchase warrants (the "Warrants") to purchase shares of common stock ("Common Stock") of the Company, shares of Series A Convertible Preferred Stock (the "Series A Stock") of the Company, and shares of Common Stock of the Company upon the conversion of the Debentures and shares of Series A Stock and the exercise of the Warrants.

        3. To transact such other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement and the appendices thereto accompanying this Notice. Any action may be taken on any of the foregoing proposals at the meeting on the date specified above or any date to which the meeting may be properly adjourned.

        Only shareholders of record at the close of business on November 11, 1998 are entitled to notice of, and to vote at, the meeting, or at any adjournments thereof.


                                       BY ORDER OF THE BOARD OF DIRECTORS,


                                       /s/ WILLIAM R. BLACK
                                       -----------------------------------------
                                       William R. Black
                                       Secretary



Lake Forest, California
Dated: November 18, 1998



WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                        THE L.L. KNICKERBOCKER CO., INC.
                            25800 COMMERCENTRE DRIVE
                          LAKE FOREST, CALIFORNIA 92630
                                 (949) 595-7900


                                 PROXY STATEMENT
                                ----------------


        This Proxy Statement is furnished to the shareholders of The L.L. Knickerbocker Co., Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at a Special Meeting of Shareholders to be held at the Company's principal executive offices at 25800 Commercentre Drive, Lake Forest, California 92630 on December 8, 1998 at 10:00 a.m., local time, and at any adjournments thereof (the "Special Meeting").

        These proxy solicitation materials will be mailed on or about November 19, 1998 to all shareholders entitled to vote at the Special Meeting.


                    VOTING RIGHTS AND SOLICITATION OF PROXIES


        The Board of Directors has fixed the close of business on November 11, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting. The only outstanding class of stock of the Company is its common stock, no par value ("Common Stock"), and, at the Record Date, 19,994,126 shares were issued and outstanding. Each share of Common Stock entitles the record holder on the Record Date to one vote on all matters.


        If the enclosed proxy is properly executed and returned in time and not revoked, all shares represented thereby will be voted in accordance with the shareholder's instructions. If no such instructions are specified, the proxies will be voted FOR the approval of the proposed amendment to the Company's articles of incorporation to authorize the issuance of 10,000,000 shares of preferred stock and FOR the approval of the transactions contemplated by that certain Securities Purchase Agreement dated as of June 8, 1998 (the "Securities Purchase Agreement") among the Company and certain investors (the "Investors") named therein, including the issuance by the Company of convertible term debentures in the original principal amount of $7,000,000 (the "Debentures"), stock purchase warrants (the "Warrants") to purchase shares of Common Stock of the Company, shares of Series A Convertible Preferred Stock (the "Series A Stock") of the Company, and shares of Common Stock of the Company upon the conversion of the Debentures and shares of Series A Stock and the exercise of the Warrants.

        The required quorum for the transaction of business at the Special Meeting is a majority of the shares of the Common Stock of the Company outstanding as of the Record Date. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Special Meeting for the purpose of determining the presence of a quorum. Because the approval of each of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Special Meeting, abstentions and broker non-votes will have the same effect as votes against approval of the Proposals. A broker non-vote may occur when a nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        THE ACTIONS PROPOSED IN THIS PROXY STATEMENT ARE NOT MATTERS THAT CAN BE VOTED ON BY BROKERS HOLDING SHARES FOR BENEFICIAL OWNERS WITHOUT THE OWNERS' SPECIFIC INSTRUCTIONS. ACCORDINGLY, ALL BENEFICIAL OWNERS OF COMMON STOCK OF THE COMPANY ARE URGED TO RETURN THE ENCLOSED PROXY CARD MARKED TO INDICATE THEIR VOTES.

        A shareholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the Special Meeting should you be present and wish to do so.

        The cost of soliciting proxies will be paid by the Company. American Securities Transfer, Inc. has been retained to solicit proxies by mail at an anticipated cost of $2,000 plus expenses. The Company has also arranged for reimbursement, at the rate suggested by The Nasdaq Stock Market, Inc., of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by directors, officers and employees of the Company, but such persons will not be specially compensated for such services.

                                   PROPOSAL 1

                     AMENDMENT TO ARTICLES OF INCORPORATION
                TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK

BACKGROUND

        The Company's Board of Directors has approved, and the shareholders are now asked to approve, an amendment to the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), to provide therein for the creation of 10,000,000 shares of preferred stock, no par value ("Preferred Stock"), in one or more series with voting and other rights as determined by the Board of Directors. After such amendment, the Company's authorized capital stock would consist of 100,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock.


        The authorized capital stock of the Company currently consists of 100,000,000 shares of Common Stock of which, as of October 9, 1998, 19,843,751 shares were issued and outstanding.


REASONS FOR THE BOARD RECOMMENDATION; LIMITATIONS AND RESTRICTIONS OF PREFERRED STOCK

        The Board of Directors believes the authorization of the creation of the Preferred Stock is desirable to enhance the Company's flexibility in connection with refinancing and restructuring existing debt and equity instruments and other possible future actions, such as public or private offerings of shares for cash, corporate mergers and acquisitions, and dividends payable in stock of the Company whether in connection with the possible implementation of a shareholder rights plan or otherwise. Having such authorized shares available for issuance in the future would allow shares of Preferred Stock to be issued without the expense and delay of a special meeting of shareholders. The designations, preferences, conversion rights, cumulative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions of the Preferred Stock (collectively, the "Limitations and Restrictions") will be determined by the Board of Directors. Thus, the Board of Directors will, in the event of the approval of this proposal by the Company's shareholders, be entitled to authorize the creation and issuance of 10,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, including, without limitation, shares of Series A Stock with the Limitations and Restrictions described in Proposal 2 of this Proxy Statement, with no further authorization by the shareholders or other security holders of the Company required under the General Corporation Law of the State of California for the creation and issuance thereof. However, even if the shareholders of the Company approve this Proposal 1, the approval of the shareholders of the Company of certain Limitations and Restrictions of shares of Preferred Stock may be required under other laws, rules or regulations, including, without limitation, rules of the Nasdaq National Market, which may be applicable to the Company or the issuance of securities of the Company. See "PROPOSAL 2--APPROVAL OF PRIVATE PLACEMENT AND ISSUANCES OF SECURITIES--Nasdaq Listing Obligation."

        In the event of the approval of this proposal by the Company's shareholders, the Board of Directors will be required to make any determination to designate, reserve for issuance or issue shares of Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. The issuance of shares of Preferred Stock could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company and could also be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class, or with the holders of the Company's currently outstanding Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The mere existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could have a dilutive effect on the voting power of existing holders of Common Stock and on earnings per share and could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders and the Company.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

        Under this Proposal I, Article IV of the Articles of Incorporation would be amended to read as follows:

                "This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the corporation is authorized to issue is One Hundred Ten Million (110,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock and Ten Million (10,000,000) shares shall be Preferred Stock.

                The Preferred Stock may be issued from time to time in one or more series as the board of directors (the "Board of Directors") of this corporation may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

RELATIONSHIP OF PROPOSAL 1 AND PROPOSAL 2

        Pursuant to this Proxy Statement, the Board of Directors is soliciting proxies from the shareholders of the Company approving a proposed amendment to the Company's Articles of Incorporation to authorize the issuance of 10,000,000 shares of Preferred Stock of the Company (Proposal 1) and the private placement of certain securities of the Company including the proposed issuance of Series A Stock of the Company (Proposal 2). See "PROPOSAL 2 -- APPROVAL OF PRIVATE PLACEMENT AND ISSUANCES OF SECURITIES." While both Proposal 1 and Proposal 2 relate to the issuance of Preferred Stock of the Company, the approval of either of these Proposals is not contingent upon the approval of the other Proposal. Accordingly, a shareholder of the Company may vote in favor of, or against, either or both of the Proposals contained in this Proxy Statement, and the Board of Directors will have the authority to issue Preferred Stock in the manner and under the circumstances described in Proposal 1 and/or Proposal 2 only if the shareholders approve the applicable Proposal.

VOTE REQUIRED; BOARD RECOMMENDATION

        Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. If approved by the shareholders, the amendment to the Articles of Incorporation described in this Proposal 1 will become effective upon filing with the Secretary of State of the State of California (the "California Secretary of State"), a Certificate of Amendment to the Company's Articles of Incorporation, which filing is expected to take place shortly after the Special Meeting.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF 10,000,000 SHARES OF PREFERRED STOCK OF THE COMPANY.

                                   PROPOSAL 2

                          APPROVAL OF PRIVATE PLACEMENT
                           AND ISSUANCES OF SECURITIES

        At the Special Meeting, the Company's shareholders will consider and vote upon a proposal to approve the transactions contemplated by the Securities Purchase Agreement. By voting in favor of this Proposal 2, the Company's shareholders will be deemed to have approved the following matters (the "Proposal 2 Matters"): (i) the Securities Purchase Agreement, the Debentures, the Warrants, the Registration Rights Agreement dated as of June 8, 1998 among the Company and the Investors (the "Registration Rights Agreement"), the Waiver dated as of September 4, 1998 among the Company and the Investors (the "Waiver"), the Stockholders' Agreement dated as of September 18, 1998 among the Company and the Investors (the "Stockholders' Agreement") and the Certificate of Determination of Series A Convertible Preferred Stock of the Company attached as Annex II to this Proxy Statement (the "Certificate"), (ii) the amendment of the Articles of Incorporation of the Company to create the Series A Stock, (iii) the authorization and issuance by the Company to the Investors of shares of the Series A Stock of the Company, including in exchange for the cancellation of the Debentures, (iv) the transactions contemplated by the Securities Purchase Agreement, Debentures, Warrants, Registration Rights Agreement, Waiver and Stockholders' Agreement (collectively, the "Transaction Documents") and (v) the issuance by the Company, in accordance with the terms of the Transaction Documents, of the Debentures, Warrants, shares of the Series A Stock of the Company, and shares of the Common Stock of the Company in connection with the conversion of the Debentures and shares of Series A Stock and the exercise of the Warrants.

        All references in this Proxy Statement to the Securities Purchase Agreement, Debentures, Warrants and Registration Rights Agreement shall mean and be such documents as their respective terms have been waived, extended and amended by the Waiver.

BACKGROUND

        THE DESCRIPTION OF THE PRIVATE PLACEMENT (AS DEFINED BELOW), TRANSACTION DOCUMENTS AND SERIES A STOCK CONTAINED IN THIS PROPOSAL 2 DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF ALL TERMS RELATED THERETO, AND THE DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TRANSACTION DOCUMENTS, COPIES OF WHICH ARE ATTACHED AS ANNEX I TO THIS PROXY STATEMENT, AND THE CERTIFICATE, A COPY OF WHICH IS ATTACHED AS ANNEX II TO THIS PROXY STATEMENT, AND WHICH ARE INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE DOCUMENTS ATTACHED AS ANNEX I AND ANNEX II HERETO IN THEIR ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE PRIVATE PLACEMENT, TRANSACTION DOCUMENTS AND SERIES A STOCK AND THE RIGHTS OF THE SHAREHOLDERS OF THE COMPANY AND HOLDERS OF THE DEBENTURES AND WARRANTS THEREUNDER.

        On June 8, 1998, the Company and the Investors entered into the Securities Purchase Agreement pursuant to which the Company agreed to consummate a private placement (the "Private Placement") of the following securities: (i) at a closing consummated on June 8, 1998 (the "First Closing"), the Company issued Debentures in the original principal amount of $7,000,000 and Warrants to purchase 261,195 shares of Common Stock at an exercise price of $4.72 per share, in exchange for the payment by the Investors of a purchase price of $7,000,000,
(ii) at a closing to be consummated at a subsequent date (the "Exchange Closing"), the Company agreed to issue shares of Series A Stock of the Company with a stated value equal to the outstanding principal balance of the Debentures, which shares will be issued in exchange for the cancellation of the Debentures and (iii) at a closing to be consummated at a subsequent date (the "Second Closing"), the Company agreed to issue shares of Series A Stock of the Company with a stated value of $3,000,000 and Warrants to purchase 111,940 shares of Common Stock at an exercise price of $4.72 per share, in exchange for the payment by the Investors of a purchase price of $3,000,000. At the First Closing, the Company received gross proceeds of $7,000,000 from the issuance of the Debentures, and net proceeds of approximately $6,650,000, after the payment of costs and expenses related to the Private Placement, including $350,000 paid to The Shemano Group as compensation for placement services rendered in connection with the Private Placement. The issuance of the securities to the Investors under the Private Placement is being conducted as a private offering pursuant to Regulation D under the Securities Act of 1933, as amended.

        The Company sold securities in the Private Placement in order to obtain funds to meet its seasonal cash flow requirements, to fund inventory purchases for the 1998 fall season and to meet short-term purchase and other obligations. The Company agreed to exchange the Debentures for shares of Series A Stock in order to capitalize its short-term debt into equity and thereby strengthen its financial position.

WHY THE COMPANY IS REQUESTING SHAREHOLDER APPROVAL OF THE PROPOSAL 2 MATTERS

        The Company is requesting that its shareholders approve the Proposal 2 Matters because the terms of the Securities Purchase Agreement require such approval. See "-- Securities Purchase Agreement." In addition, certain rules of the Nasdaq National Market ("Nasdaq") applicable to the Company require that the Company obtain the approval of its shareholders before the issuance at a price per share below the greater of market or book value of the Common Stock (or securities convertible into Common Stock) of the Company having voting power equal to or greater than 20% or more of the outstanding Common Stock of the Company. In connection with the conversion of the Debentures and the Series A Stock and the exercise of the Warrants, shares of the Common Stock of the Company may be issued at a price per share below the greater of market or book value of such Common Stock and the voting power of such shares may exceed 20% of the outstanding Common Stock of the Company. Accordingly, the Company is required under the Nasdaq rules to obtain the approval of its shareholders of such issuances of securities. See "-- Nasdaq Listing Obligation." Also, certain provisions of the General Corporation Law of the State of California require that the shareholders of the Company consent to the amendment of the Articles of Incorporation of the Company to provide for the issuance of the Series A Stock. A failure to obtain the approval of the shareholders of the Company of the Proposal 2 Matters could have certain adverse consequences, including requiring that the Company repay from time to time portions of the Debentures at the Default Amount (as defined below) in order to comply with the requirements regarding the Stock Limitation (as defined below) contained in the Debentures and that the Company repay the outstanding balance of the Debentures at their December 28, 1998 maturity date. See "--Debentures--Conversion" and "-- Consequences if Shareholder Approval is not Obtained."


SECURITIES PURCHASE AGREEMENT

        Pursuant to the terms of the Securities Purchase Agreement: (i) the Company issued to the Investors at the First Closing, Debentures in the original principal amount of $7,000,000 and Warrants to purchase 261,195 shares of Common Stock at an exercise price of $4.72 per share, (ii) the Company agreed to issue to the Investors at the Exchange Closing shares of Series A Stock of the Company with a stated value equal to the outstanding principal balance of the Debentures, which shares shall be issued in exchange for the cancellation of the Debentures and (iii) the Company agreed to issue to the Investors at the Second Closing, shares of Series A Stock of the Company with a stated value of $3,000,000 and Warrants to purchase 111,940 shares of Common Stock at an exercise price of $4.72 per share. If the shareholders of the Company approve the Proposal 2 Matters, at the Exchange Closing, the Company will issue to the Investors an aggregate of 7,000 shares of Series A Stock (or a lesser number of shares, if necessary to reflect Debentures converted into shares of Common Stock prior to the Exchange Closing), each share having a face value of $1,000 and all such shares having an aggregate face value of $7,000,000, in exchange for the cancellation of the Debentures. In addition, accrued and unpaid interest under the Debentures will be converted at the Exchange Closing into a premium on the Series A Stock. See "--Series A Stock--Dividends and Premium."


        In connection with the sale and issuance of the Company's securities pursuant to the Securities Purchase Agreement, the Company agreed to file with the U.S. Securities and Exchange Commission (the "SEC") registration statements on Form S-3 (the "Registration Statements") to permit the public sale of shares of Common Stock of the Company issuable upon the conversion of the Debentures and the Series A Stock and the exercise of the Warrants. In addition, the Company agreed to hold a special meeting of its shareholders for the purpose of voting upon a proposal to approve the Proposal 2 Matters. Also, the provisions of the Securities Purchase Agreement restrict the ability of the Company to issue equity securities in financing transactions during the one year period following the First Closing.

        The Exchange Closing will take place on or before the fifth day following the satisfaction of certain conditions, including (i) the approval of the shareholders of the Company of the Proposal 2 Matters shall have been obtained, (ii) an Amendment to the Articles of Incorporation of the Company containing Article VII in the form attached as Exhibit C to the Stockholders' Agreement attached as part of Annex I to this Proxy Statement shall have been filed with the California Secretary of State and (iii) a Registration Statement (the "First Registration Statement") covering the resale of 4,245,000 shares of Common Stock of the Company issuable upon the conversion of the Debentures and the exercise of the Warrants issued at the First Closing shall have been declared effective by the SEC and shall be effective and available for use. The Second Closing will take place on the fifth trading day following the satisfaction of certain conditions, including (i) the approval of the shareholders of the Company of the Proposal 2 Matters shall have been obtained,
(ii) the First Registration Statement shall have been declared effective by the SEC and shall be effective and available for use, (iii) the Exchange Closing shall have occurred or will occur simultaneously with the Second Closing, (iv) the Second Closing shall take place at least 90 days after the First Closing and no more than 1 year after the First Closing and (v) the closing bid price of the Common Stock of the Company for 20 of the 30 consecutive trading days immediately preceding the Second Closing shall be $7.50 or more per share. No assurances can be made that these conditions will be met or that the Exchange Closing and the Second Closing will be consummated. If the Exchange Closing is not consummated on or prior to December 28, 1998, the Company will be required to repay the Debentures on such date. If the Second Closing is not consummated within 1 year of the First Closing, then the Company will not issue shares of Series A

Stock and Warrants at the Second Closing and will not receive the $3,000,000 of proceeds for such securities. See "--Consequences if Shareholder Approval is not Obtained."

DEBENTURES

Repayment and Exchange

        The maturity date of the Debentures is December 28, 1998. The Debentures accrue interest at the rate of 6% per annum. Principal and interest payments under the Debentures are not required until maturity or upon the acceleration of the payment of the Debentures. The principal amount of and accrued and unpaid interest under the Debentures may be converted into shares of Common Stock at any time at the option of the holders of the Debentures. The default interest rate under the Debentures is 15% per annum. The Company's rights to prepay the Debentures are limited. The Investors have agreed that upon the satisfaction of certain conditions specified in the Securities Purchase Agreement, the Investors will exchange the Debentures for shares of Series A Stock at the Exchange Closing. See "-- Securities Purchase Agreement" and "-- Series A Stock."


        Events of Default (as defined below) have occurred under the Debentures. However, the Company believes that the Company has, through its discussions with the Investors, received from the Investors what constitutes an implied waiver of defaults. If in fact the Company has not received from the Investors a waiver of the defaults, the Investors would have the right to accelerate the repayment by the Company of the Debentures. In addition, the occurrence of an Event of Default under the Debentures which has not been waived by the Investors would be an event of default under the Senior Loan Agreement (defined below), which would give BankBoston, N.A. the right to accelerate the payment of obligations under such agreement. See "--Debentures--Events of Default" and "--Debentures--Defaults Under Debentures."


Prepayment

        The Company may prepay the Debentures only if the Company delivers a prepayment notice to the Investors within 5 days prior to the month in which the Company desires to effect such prepayment, and the amount of the Debentures which the Company may prepay during such month will be limited to the amount of the Debentures for which the Investors deliver a conversion notice for such month. The Debentures will be prepaid at the "Optional Prepayment Amount" which shall be equal to the product of (i) the closing bid price of the Common Stock on the conversion date specified in the conversion notice delivered by the Investor to the Company and (ii) the quotient arrived at by dividing (a) the portion of the principal amount of the Debenture being converted plus accrued and unpaid interest thereon by (b) the Conversion Price (as defined below) in effect on the applicable conversion date. The Company's prepayment rights will not be available if the Company is in default under the terms of the Debentures, the Securities Purchase Agreement or the Registration Rights Agreement or if a Registration Statement (after being declared effective by the SEC) is not effective and available for use. If the Company fails to pay any prepayment amounts within three business days of the Company's receipt of an applicable conversion notice, then the Company will lose its prepayment rights under all of the Debentures and the Company will be required to pay to the Investor to which the prepayment amount is due an annual default payment of 24%, prorated for the number of days for which the payment is late.

Conversion

        During the initial 180 days that the Debentures are outstanding, the Debentures are convertible at the option of the holder into shares of the Company's Common Stock at an initial conversion price of $4.02 per share, which conversion price will be adjusted upwards and downwards upon the occurrence of certain events. See "--Debentures--Adjustment of Conversion Price." Unless and until the shareholders of the Company approve the

Proposal 2 Matters, the Nasdaq rules limit the number of shares of Common Stock which the Company may issue to the Investors in connection with the conversion of the Debentures and Series A Stock and the exercise of the Warrants to less than 20% of the voting power of outstanding shares of Common Stock of the Company (the "Stock Limitation"). See "--Nasdaq Listing Obligation." The terms of the Transaction Documents contain provisions which limit the number of shares of Common Stock that may be issued to the Investors to the Stock Limitation until the shareholders approve the Proposal 2 Matters. In the event that the shareholders do not approve the Proposal 2 Matters and the Stock Limitation is less than 135% of the number of shares then issuable upon the conversion of the Debentures, then the Investors can deliver notice ("Repayment Notice") to the Company requiring it to repay at the Default Amount (as defined below) that portion of the principal amount of the Debentures such that after giving effect to such repayment the Stock Limitation exceeds 135% of the number of shares then issuable upon the conversion of the Debentures. If the Company fails to pay the Default Amount within 5 business days of its receipt of the Repayment Notice, then the holders of at least 50% of the aggregate outstanding principal amount of the Debentures can require the Company to terminate its listing of the Common Stock on the Nasdaq National Market and cause the Common Stock to be traded on the over-the-counter electronic bulletin board and, in addition, the Company will be required to pay to the Investors interest on the Default Amount at the rate equal to the lower of 24% or the highest rate permitted by applicable law.

        The "Default Amount" shall mean the greater of: (i) the product of (A) the quotient of (1) the sum of the principal amount of the Debentures being paid plus interest thereon plus any outstanding prepayment default amounts, divided by (2) the conversion price of the Debentures in effect at such time and (B) the highest closing bid price of the Common Stock during the default period or, if larger and if the default relates to the sale of Company assets or stock, merger of the Company or an acquisition of more than 50% of the stock of the Company, the fair market value of the consideration payable to a holder of one share of Common Stock pursuant to the triggering transaction or (ii) the product of (X) the sum of the principal amount of the Debentures being paid plus interest thereon plus any outstanding prepayment default amounts and (Y) 111%.

        The terms of the Debentures provide that no holder thereof may receive shares of Common Stock upon a conversion of the Debentures to the extent that the sum of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares which may be acquired in connection with the conversion of the Debentures) and the number of shares of Common Stock issuable upon the portion of the Debentures then being converted, would result in the holder's beneficial ownership of shares of Common Stock in excess of 4.99% of the shares of Common Stock of the Company then outstanding.

Adjustment of Conversion Price

        The initial conversion price of the Debentures is $4.02 per share (the "Fixed Conversion Price"). Following the earliest of (i) the 181st day following the date of issuance of the Debentures (the "Issue Date"), (ii) the date of announcement of a merger, consolidation, or sale of substantially all of the assets of the Company or of the acquisition by a person or group of 50% or more of the stock of the Company or (iii) the date on which the Company delivers notice to the Investors of a merger, consolidation or sale of substantially all of the assets of the Company (such earliest date being referred to as the "First Variable Conversion Date"), the conversion price (the "Conversion Price") of the Debentures shall be the lower of the Fixed Conversion Price or the Variable Conversion Price (as defined below). The "Variable Conversion Price" shall be the amount which results from multiplying the Conversion Percentage (as defined below) and the average of the lowest closing bid prices for the Common Stock for any 7 trading days during the 30 consecutive trading days ending on the trading day immediately preceding the date of determination. The "Conversion Percentage" is 100% during the 180 day period following the Issue Date, 97% on or after the 181st day following the Issue Date and prior to the 271st day following the Issue Date, 94.5% on or after the 271st day following the Issue Date and prior to the 366th day following the Issue Date, 92% on or after the 366th day following the Issue Date and prior to the 731st day following the Issue Date and 90% on or after the 731st day following the Issue Date. The Debentures contain provisions pursuant to which the Fixed Conversion

Price will be adjusted upon the occurrence of certain events, including the failure by the Company to convert the Debentures into shares of Common Stock at the request of the holders of the Debentures. In addition, if the Company shall issue any securities convertible into or exchangeable for shares of Common Stock at a conversion or exchange rate based on a discount to the market price of the Common Stock at the time of conversion or exercise, then the Conversion Percentage after such issuance shall be the higher of the greatest discount applicable to the convertible securities issued or the Conversion Percentage then in effect in calculating the Variable Conversion Price.

Reservation of Shares of Common Stock

        If the number of shares of Common Stock reserved for issuance upon the conversion of the Debentures (the "Reserved Amount") is less than 135% of the number of shares of Common Stock issuable upon the conversion of the Debentures for any 3 consecutive trading days, then the Company is required to take action to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon the conversion of the Debentures. In the event that the Company fails to increase the Reserved Amount as required, then the Investors can deliver a Repayment Notice to the Company requiring it to repay at the Default Amount that portion of the principal amount of the Debentures such that after giving effect to such repayment the Reserved Amount exceeds 135% of the number of shares then issuable upon the conversion of the Debentures. If the Company fails to pay the Default Amount within 5 business days of its receipt of the Repayment Notice, then the Company shall be required to pay to the Investors interest on the Default Amount at the rate equal to the lower of 24% or the highest rate permitted by applicable law.

Events of Default

        If the Company fails to issue and deliver shares of Common Stock in connection with the conversion of the Debentures (other than because such issuance would exceed the Reserved Amount or the Stock Limitation) within the applicable delivery period or upon the occurrence of an Event of Default (as defined below) under the Debentures, the holders of the Debentures may elect to have all or any portion of the Debentures prepaid by the Company for cash at the Default Amount. If the Company fails to pay the Default Amount within the applicable payment period, then the Company shall be required to pay to the holders of the Debentures interest on the Default Amount at the rate equal to the lower of 24% or the highest rate permitted by applicable law. The following are "Events of Default" under the Debentures, as amended by the Waiver: (i) the failure to pay principal and/or interest when due, (ii) the Common Stock is not listed or quoted for trading on the Nasdaq National Market, New York Stock Exchange or American Stock Exchange for an aggregate of 10 trading days in any 9 month period, (iii) the First Registration Statement has not been declared effective by the SEC by October 2, 1998, or, after being declared effective, the First Registration Statement cannot be utilized for an aggregate of more than 30 days, (iv) the Company fails to remove a restrictive legend from a stock certificate issued to a Debenture holder in violation of the terms of the Transaction Documents, (v) the Company fails to issue, or notifies a Debenture holder that it will not issue, shares of Common Stock upon conversion of the Debentures (other than in connection with the limitations related to the Stock Limitation or the Reserved Amount), (vi) the sale of substantially all of the assets of the Company, the combination of the Company with or into another entity or the acquisition by a person or group of more than 50% of the voting power of the capital stock of the Company, (vii) the Company breaches any material term of the Debentures, the Securities Purchase Agreement or the Registration Rights Agreement, (viii) the Company shall make an assignment for the benefit of creditors or other bankruptcy or insolvency proceedings involving the Company shall have been instituted, (ix) the Company shall fail to file this Proxy Statement with the SEC by October 7, 1998, (x) if this Proxy Statement is not reviewed by the SEC, the Company shall fail to hold the shareholders meeting (the "Shareholders Meeting") related to this Proxy Statement by November 13, 1998, (xi) if this Proxy Statement is reviewed by the SEC, the Company shall fail to hold the Shareholders Meeting by December 18, 1998, (xii) the Company shall fail to hold the Exchange Closing within five days after the date of the Shareholders Meeting, (xiii) the Company shall fail to file with the SEC within one business day after the Exchange

Closing a Registration Statement covering the resale of shares of Common Stock of the Company issuable upon the conversion of the shares of Series A Stock of the Company to be issued at the Exchange Closing (the "Second Registration Statement"), (xiv) the Second Registration Statement shall not be declared effective by the SEC by the twentieth day following the date of its filing with the SEC or (xv) the Company shall fail to register under Registration Statements by December 28, 1998 shares of Common Stock in an amount at least equal to the sum of (A) 200% of the shares of Common Stock issued or issuable upon conversion of the Debentures or the shares of Series A Stock outstanding on such date computed at the Variable Conversion Price and (B) 100% of the shares of Common Stock issued or issuable upon exercise of the Warrants outstanding on such date and the Warrant dated August 19, 1998 (the "August Warrant") issued by the Company to Capital Ventures International (an Investor in the Debentures), in the form of the Warrants and for the purchase of 213,132 shares of Common Stock at an exercise price of $3.00 per share (without giving effect to limitations on conversion or exercise contained in such Debentures, terms of Series A Stock, Warrants or August Warrant).

Defaults Under Debentures


        Events of Default under the Debentures have occurred with respect to the following matters: (i) the First Registration Statement was not declared effective by the SEC by October 2, 1998, (ii) this Proxy Statement was not filed with the SEC by October 7, 1998 and (iii) the Company did not hold the Shareholders Meeting by November 13, 1998. No assurances can be made that additional Events of Default will not occur in the future. However, the Company believes that the Company has, through its discussions with the Investors, received from the Investors what constitutes an implied waiver of defaults. If in fact the Company has not received from the Investors a waiver of the defaults, (a) the Investors will have the right to deliver a default notice ("Default Notice") to the Company demanding that all or any portion of the Debentures be prepaid by the Company for cash at the Default Amount and (b) the Company's prepayment rights with respect to the Debentures will not be available. See " --Debentures-- Prepayment." In addition, pursuant to the terms of the Company's Loan and Security Agreement dated as of July 16, 1997 (the "Senior Loan Agreement") with BankBoston, N.A., the occurrence of an Event of Default under the Debentures which has not been waived by the Investors also is an Event of Default under the Senior Loan Agreement. Pursuant to the terms of the Senior Loan Agreement, upon the occurrence of an Event of Default under such agreement, BankBoston, N.A. has the right to decline to make any further loans to the Company under such agreement and to accelerate the payment of all obligations outstanding under such agreement. For purposes of example only, if a waiver of defaults had not been obtained by the Company from the Investors, as of October 28, 1998, the holders of the Debentures would have the right to demand that the Company pay to such holders Default Amounts of approximately $7,925,400 and BankBoston, N.A. would have the right to demand that the Company pay outstanding obligations under the Senior Loan Agreement of approximately $6,800,000. However, as of the date of the Proxy Statement, neither the Investors nor BankBoston, N.A. have demanded payment of such amounts, although no assurances can be made that such payment rights will not be asserted in the future. The Company currently does not have sufficient funds to pay the above-described amounts to the holders of the Debentures and BankBoston, N.A. and no assurances can be made that the Company will have sufficient funds to pay such amounts if payment is demanded in the future.


WARRANTS

        Pursuant to the terms of the Securities Purchase Agreement, the Company issued to the Investors at the First Closing, Warrants to purchase 261,195 shares of Common Stock at an exercise price of $4.72 per share and the Company agreed to issue to the Investors at the Second Closing, Warrants to purchase 111,940 shares of Common

Stock at an exercise price of $4.72 per share. The Warrants may be exercised at any time during the 5 year period following the date of issuance. The Warrants are transferable subject to compliance with applicable securities laws. The terms of the Warrants provide that no holder thereof may receive shares of Common Stock upon the exercise of the Warrants to the extent that the sum of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares which may be acquired in connection with the conversion of Debentures and exercise of Warrants) and the number of shares of Common Stock issuable upon the Warrants then being exercised, would result in the holder's beneficial ownership of shares of Common Stock in excess of 4.99% of the shares of Common Stock of the Company then outstanding. The Warrants contain provisions pursuant to which the exercise price of the Warrants will be adjusted using a weighted average antidilution calculation in the event that the Company issues Common Stock or securities convertible into or exercisable for Common Stock at a price below the average closing bid prices for shares of the Common Stock for the 5 trading days immediately preceding the transaction date.

REGISTRATION RIGHTS AGREEMENT

        Pursuant to the terms of the Registration Rights Agreement, as amended by the Waiver, the Company agreed to file with the SEC Registration Statements covering the shares of Common Stock issuable upon the conversion of the Debentures and Series A Stock and upon the exercise of the Warrants (collectively, the "Registrable Securities"). The Company agreed that it would be subject to penalties in the event that (i) the First Registration Statement is not declared effective by the SEC by October 2, 1998, (ii) the Second Registration Statement is not filed with the SEC within one business day after the Exchange Closing, (iii) the Second Registration Statement is not declared effective by the SEC by the twentieth day following the date of its filing with the SEC, (iv) if, after a Registration Statement has been declared effective by the SEC, sales of Registrable Securities cannot be made pursuant to the Registration Statement (for a reason outside of the control of the Investors) or
(v) the Common Stock is not listed or included for quotation on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange at any time after the above-described effective dates for the Registration Statements. The penalty to be paid by the Company to the Investors in the event of each such default, which shall be paid for each month (subject to proration for partial months) that the default is outstanding, will be calculated by multiplying 2% and the outstanding principal amount of the Debentures (including Debentures which have been converted). The penalties shall be paid in cash unless the Investors elect to receive such payments in shares of Common Stock of the Company.

        Because the First Registration Statement was not declared effective by the SEC until October 26, 1998, the Company is subject to the penalties provided in the Registration Rights Agreement for the 24 day delay in effectiveness. To date, the Investors have not asserted any claims pursuant to the applicable penalty provisions of the Registration Rights Agreement, although there can be no assurances that such rights will not be asserted at a later date. In addition, there can be no assurances made that the Company will not incur additional penalties under the terms of the Registration Rights Agreement.

SERIES A STOCK

        Pursuant to the terms of the Securities Purchase Agreement, the Company and the Investors have agreed that (i) at the Exchange Closing, the Company will issue to the Investors shares of Series A Stock of the Company with a stated value equal to the outstanding principal balance of the Debentures, which shares will be issued in exchange for the cancellation of the Debentures and (ii) at the Second Closing, the Company will issue to the Investors shares of Series A Stock with a stated value equal to $3,000,000 and Warrants to purchase 111,940 shares of Common Stock of the Company at an exercise price of $4.72 per share, in exchange for the payment by the Investors to the Company of a purchase price of $3,000,000. Attached to this Proxy Statement as part of Annex I is the Stockholders' Agreement and attached as Annex II is the Certificate, which the shareholders of the Company are being asked to approve as part of the Proposal 2 Matters. The shareholders of the Company are urged to review the Stockholders' Agreement and the Certificate for a more complete description of the terms of the Series A Stock.

The terms of the Series A Stock are substantially similar to the terms of the Debentures. Certain of the terms of the Series A Stock are described below.

Face Value, Dividends and Premium

        The face value ("Face Value") of the Series A Stock will be $1,000 per share. The Series A Stock will not bear dividends but will earn a premium (the "Premium") in the annual amount of 6% of the Face Value. In addition, at the Exchange Closing, accrued and unpaid interest under the Debentures will be converted into Premium on the Series A Stock. The Premium will be converted into Common Stock at the time of the conversion of the Series A Stock or will be paid at the time that the Series A Stock is redeemed. Calculations regarding the conversion and redemption of the Series A Stock are substantially the same as the calculations for the conversion and repayment of the Debentures except that the Face Value and the Premium will be paid for the Series A Stock in lieu of principal and interest payments required under the terms of the Debentures. See "--Debentures."

Optional Redemption by Company

        The Company's rights to elect to redeem the shares of Series A Stock are limited. The Company will be allowed to elect to redeem the Series A Stock on substantially the same terms that the Company is allowed to prepay the Debentures. See "--Debentures --Prepayment." The Company's redemption rights will not be available if (i) a Redemption Event (as hereinafter defined), or any event which with the passage of time would become a Redemption Event, shall have occurred, (ii) the Company is in material violation of any of its obligations under the Securities Purchase Agreement, Registration Rights Agreement or Waiver, or (iii) a Registration Statement (after being declared effective by the SEC) is not effective and available for use. If the Company fails to pay any redemption amounts within three business days of the Company's receipt of an applicable conversion notice with respect to shares of Series A Stock, then the Company will lose its redemption rights with respect to all of the shares of Series A Stock and the Company will be required to pay to the Investor to which the redemption amount is due an annual default payment of 24% prorated for the number of days for which the payment is late.

Conversion

        Shares of Series A Stock and the accrued Premium thereon may be converted into shares of Common Stock at any time at the option of the holders thereof on substantially the same terms and subject to substantially the same conditions that the Debentures and accrued interest thereon may be converted into shares of Common Stock. See "--Debentures --Conversion." Because the Series A Stock will be issued only if the shareholders of the Company approve the Proposal 2 Matters in accordance with the Nasdaq rules, the number of shares of Common Stock which may be issued in connection with the conversion of the Series A Stock will not be limited by the Stock Limitation. See "--Debentures --Conversion" and "--Nasdaq Listing Obligation." However, pursuant to the terms of the Series A Stock, no holder thereof may receive shares of Common Stock upon a conversion of shares of Series A Stock to the extent that the sum of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares which may be acquired in connection with the conversion of the Series A Stock) and the number of shares of Common Stock issuable upon the Series A Stock then being converted, would result in the holder's beneficial ownership of shares of Common Stock in excess of 4.99% of the shares of Common Stock of the Company then outstanding (the "4.99% Limitation").

        The Conversion Price of the Series A Stock will be calculated and adjusted in substantially the same manner that the Conversion Price of the Debentures is calculated and adjusted. See "--Debentures--Conversion" and "--Debentures--Adjustment of Conversion Price." The Fixed Conversion Price of shares of Series A Stock issued at the Exchange Closing is $4.02 per share, and the Fixed Conversion Price of shares of Series A Stock issued at the Second Closing will be the amount which results from multiplying the average of the closing bid prices of the Common Stock of the Company on the five trading days immediately preceding the Second Closing by

115%. The Issue Date for shares of Series A Stock issued at the Exchange Closing will be June 8, 1998, and the Issue Date for shares of Series A Stock issued at the Second Closing will be the date of the Second Closing. The Variable Conversion Price of the Series A Stock will fluctuate based on the market price of the Common Stock, and there is no Conversion Price floor. Because the number of shares of Common Stock to be issued in connection with the conversion of the Series A Stock will vary inversely with the market price of the Common Stock from time to time, the number of shares of Common Stock to be issued on conversion of the Series A Stock cannot be determined until the time of conversion of such shares of Series A Stock. Conversion of the Series A Stock will result in at least modest dilution to the existing shareholders of the Company and may result in substantial dilution. See "--Debentures --Conversion" and "--Debentures --Adjustment of Conversion Price" and "--Possible Disadvantages of Approving the Proposal 2 Matters-- Potential for Increased Dilution of Common Shareholders."

Mandatory Conversion

        Outstanding shares of Series A Stock and the accrued Premium thereon automatically will be converted into shares of Common Stock on the three year anniversary of the Issue Date for such shares provided that: (i) a sufficient number of shares of Common Stock have been authorized and reserved for issuance,
(ii) the Common Stock to be issued is covered by a Registration Statement which is effective and available for use and (iii) the Common Stock is listed or quoted for trading on the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange. If outstanding shares of Series A Stock are not automatically converted into shares of Common Stock on the three year anniversary of the Issue Date for such shares, then the holders of such shares of Series A Stock shall have the option to require the Company to redeem such shares of Series A Stock at the "Redemption Amount" (which shall be calculated in the same manner that the Default Amount is calculated for the Debentures and which shall be subject to the same payment terms as the Default Amount). See "--Debentures --Conversion."

Reservation of Shares of Common Stock

        The terms of the Series A Stock subject the Company to the same requirements regarding the reservation of shares of Common Stock for conversion that the Company is subject to in connection with the Debentures. See "--Debentures --Reservation of Shares of Common Stock."

Redemption Events

        The events which will require the Company to redeem the Series A Stock ("Redemption Events") are: (i) the Common Stock is not listed or quoted for trading on the Nasdaq National Market, New York Stock Exchange or American Stock Exchange for an aggregate of 10 trading days in any 9 month period, (ii) the Second Registration Statement is not filed with the SEC within one business day following the Exchange Closing or is not declared effective by the SEC by the twentieth day following the day it is filed with the SEC, (iii) the Company fails to remove a restrictive legend from a stock certificate issued to a holder of Series A Stock upon conversion of shares of Series A Stock in violation of the terms of the Transaction Documents, (iv) the Company fails to issue, or notifies a holder of shares of Series A Stock that it will not issue, shares of Common Stock upon conversion of shares of Series A Stock in accordance with the terms of the Certificate (other than in connection with the limitations related to the Reserved Amount), (v) the sale of substantially all of the assets of the Company, the combination of the Company with or into another entity or the acquisition by a person or group of more than 50% of the voting power of the capital stock of the Company or (vi) the Company breaches any material term of the Stockholders' Agreement, Certificate, Securities Purchase Agreement or Registration Rights Agreement. Upon the occurrence of a Redemption Event, the rights of the holders of shares of Series A Stock shall be similar to the rights held by the holders of Debentures upon the occurrence of an Event of Default. See "--Debentures --Events of Default."

Rank and Liquidation Preference

        The Series A Stock shall rank prior to the Common Stock and all other classes and series of capital stock of the Company (unless the holders of the Series A Stock agree otherwise) as to the distribution of assets upon liquidation, dissolution or winding up of the Company. Upon the occurrence of any such event, the holders of the Series A Stock shall receive a liquidation preference with respect to each share of Series A Stock equal to the $1,000 Face Amount thereof plus the accrued Premium thereon and such liquidation preference shall be paid by the Company prior to making distributions to any holders of capital stock of the Company other than the holders of Series A Stock.

Voting Rights

        The holders of Series A Stock shall not have any voting rights except as otherwise required by law. Notwithstanding the foregoing, the Company may not carry out any of the following actions without first obtaining the consent of the holders of a majority of the then outstanding shares of Series A Stock: (i) alter or change the rights, preferences or privileges (collectively, "Rights") of the Series A Stock, (ii) alter or change any Rights of any capital stock of the Company so as to affect adversely the Series A Stock, (iii) create a class of capital stock which is senior or pari passu with the Series A Stock, (iv) increase the authorized number of shares of Series A Stock, (v) issue shares of capital stock which are senior or pari passu to the Series A Stock, (vi) issue shares of Series A Stock other than pursuant to the Securities Purchase Agreement, or (vii) redeem or make distributions on capital stock of the Company which is junior to the Series A Stock.

Amendment of Articles of Incorporation

        The Certificate attached as Annex II to this Proxy Statement has been prepared based on the assumptions that the shareholders of the Company will approve Proposals 1 and 2 of this Proxy Statement. However, the approval of either of these Proposals is not contingent upon the approval of the other Proposal. See "--Relationship of Proposal 1 and Proposal 2." If the shareholders of the Company approve Proposals 1 and 2 of this Proxy Statement, the Certificate of Amendment to Articles of Incorporation described in Proposal 1 will be revised to include the provisions regarding the 4.99% Limitation in the form set forth in Exhibit C to the Stockholder's Agreement attached as part of Annex I to this Proxy Statement. See "PROPOSAL 1 -- AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK --Vote Required; Board Recommendation." The revised Certificate of Amendment to Articles of Incorporation will be filed with the California Secretary of State prior to the time of filing the Certificate with the California Secretary of State. If the shareholders of the Company do not approve Proposal 1 but do approve Proposal 2, then the Company will revise the Certificate so that it is in the form of a Certificate of Amendment to Articles of Incorporation (rather than its current Certificate of Determination form) and the Company will add to the revised document the above-described provisions regarding the 4.99% Limitation, and then the revised document will be filed with the California Secretary of State in order to authorize the issuance of the Series A Stock in accordance with the Proposal 2 Matters approved by the shareholders of the Company.

NASDAQ LISTING OBLIGATION

        The Company's listing agreement regarding the trading of the Common Stock on the Nasdaq National Market requires the Company to comply with certain "non-quantitative designation criteria." These criteria include the requirement that, with certain exceptions, issuers whose securities are listed on the Nasdaq National Market obtain shareholder approval before the issuance at a price per share below the greater of market or book value of Common Stock (or securities convertible into Common Stock) having voting power equal to or greater than 20% or more of the outstanding Common Stock. Shareholder approval is also required for transactions which result in a "change in control." Although the Company does not believe that the securities issuances by the Company in the

Private Placement constitute a "change in control" under the Nasdaq rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the shareholder vote required thereby. The Company's belief regarding the "change in control" issue is based on the facts that (i) no voting rights were granted to holders of the Debentures and only limited voting rights were granted to the holders of Series A Stock as such, (ii) such holders do not have any contractual right to elect a director or otherwise influence management of the Company, (iii) as of the date of this Proxy Statement, there has been no change in the Company's Chairman of the Board or its President and Chief Executive Officer, and (iv) no holder of Debentures or Series A Stock can convert its securities to the extent that such conversion would increase its beneficial ownership of Common Stock to more than 4.99%. See "--Debentures --Conversion" and "--Series A Stock--Conversion" and "--Series A Stock --Voting Rights."

        To assure continued compliance with the listing rules of the Nasdaq National Market, the terms of the Debentures expressly provide that no more than 3,813,503 shares of Common Stock (slightly less than 20.0% of the shares of Common Stock outstanding on the date of the First Closing) may be issued in connection therewith unless and until the approval sought hereby is obtained. See "-- Debentures -- Conversion." In addition, if the shareholders of the Company do not approve the Proposal 2 Matters, the Series A Stock will not be issued by the Company. See "--Consequences if Shareholder Approval is not Obtained."

        The approval of the Proposal 2 Matters by the Company's shareholders would result in the approval of the issuance by the Company of shares of Common Stock in satisfaction of its obligations under the securities issued in the Private Placement as described in this Proxy Statement and would free the Company from the 20% limit under the Nasdaq rules. No further shareholder vote or approval related to the Private Placement will be sought or required, unless a decline in the market price of the Common Stock were to cause the Company's reserve of authorized but unissued shares of Common Stock reserved for issuance in connection with the conversion of the Debentures and Series A Stock and the exercise of the Warrants, to amount to less than 135% of the amount of shares then issuable based on current market prices of the Common Stock, in which case the Company would be required to obtain shareholder approval of an amendment to its Articles of Incorporation to increase the number of authorized shares of Common Stock to the extent necessary to allow the Company to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon the conversion of the Debentures or Series A Stock, as applicable. See "--Debentures -- Reservation of Shares of Common Stock."

POSSIBLE DISADVANTAGES OF APPROVING THE PROPOSAL 2 MATTERS

Potential for Increased Dilution of Common Shareholders.

        If the Company's shareholders approve the Proposal 2 Matters, the number of shares of Common Stock that ultimately may be issued upon the conversion of the Series A Stock and the exercise of the Warrants may be significantly greater than the maximum of 3,813,503 shares of Common Stock currently permitted to be issued in connection with the conversion of the Debentures and the exercise of Warrants issued at the First Closing. See "--Nasdaq Listing Obligation." For example, the following table illustrates the effect of various Conversion Prices on the number of shares of Common Stock that may be issued in connection with the conversion of Series A Stock and the exercise of the Warrants, assuming (i) the Company's shareholders approve the Proposal 2 Matters, (ii) the Debentures are exchanged for 7,000 shares of Series A Stock at the Exchange Closing, (iii) 3,000 shares of Series A Stock and Warrants to purchase 111,940 shares of Common Stock are issued by the Company at the Second Closing and (iv) all shares of Series A Stock are converted at the following Conversion Prices (without calculating the number of shares of Common Stock that may be issuable in connection with accrued and unpaid Premium amounts) and concurrent with such conversion all Warrants are exercised:

                                                        Number of Shares                              Percent of
                                                  of Common Stock Issuable Upon          Outstanding Shares of Common
                                                        the Conversion of                Stock Issued in Connection With
        Assumed Conversion                               Series A Stock                  the Conversion of Series A Stock
     Price of Series A Stock (1)                and Exercise of the Warrants(2)          and Exercise of the Warrants(3)
     ---------------------------                -------------------------------          -------------------------------
            $   4.02                                        2,860,698                                   12.60%

            $   3.00                                        3,706,468                                   15.74%

            $   2.00                                        5,373,135                                   21.31%

            $   1.00                                       10,373,135                                   34.33%

            $   0.50                                       20,373,135                                   50.66%


--------------------------------

(1) Generally, the Conversion Price is the lower of the Fixed Conversion Price ($4.02 per share in the case of shares of Series A Stock issued at the Exchange Closing, and which cannot be determined for shares of Series A Stock issuable at the Second Closing until such date of issuance) or the Variable Conversion Price. Therefore, there is no minimum Conversion Price, and, unless the number of outstanding shares of Common Stock is reduced by a reverse stock split or other capital stock reducing event, the Conversion Price will not exceed $4.02 per share. See "--Series A Stock --Conversion."

(2) Calculated by (i) dividing (a) the $10,000,000 aggregate Face Value of the Series A Stock assumed to be issued by the Company at the Exchange and Second Closings by (b) the Assumed Conversion Price (Column 1 of this table) and then (ii) adding to such amount the 373,135 shares of Common Stock issuable upon exercise of the Warrants. The actual number of shares which may be issued from time to time may be limited by the 4.99% Limitation. See "--Series A Stock--Conversion."


(3) Assumes that the number of shares of Common Stock outstanding after the issuance of the number of shares set forth in Column 2 of this table is the sum of 19,843,751 shares outstanding as of October 9, 1998 and the number of shares set forth in Column 2 of this table.



Potential for Increased Number of Shares Available for Sale

        The approval of the Proposal 2 Matters could result in a greater number of shares of Common Stock becoming eligible for sale into the public market. The Company is required to keep in effect Registration Statements which allow the public sale of all of the shares of Common Stock issued upon the conversion of the Debentures and the Series A Stock and the exercise of the Warrants. Such sales, or the possibility of such sales, could depress the market price of the Common Stock.

Potential Effects on the Company's Ability to Obtain Future Equity Capital

        The approval of the Proposal 2 Matters may impede the Company's ability to obtain additional equity capital in the future because of the factors noted above under "--Possible Disadvantages of Approving the Proposal 2 Matters -- Potential for Increased Dilution of Common Shareholders and -- Potential for Increased Number of Shares Available for Sale" and the restrictions regarding financing transactions of the Company described in "--Securities Purchase Agreement."

Potential for a Change of Control

        The approval of the Proposal 2 Matters could, depending on the market prices of the Common Stock during the periods prior to the conversion of the Debentures and Series A Stock, result in the issuance of a large number of shares of Common Stock, thereby possibly resulting in a change of control of the Company if the converting holders were to retain such shares of Common Stock rather than sell them. Under the terms of the Debentures and Series A Stock, no holder can convert into Common Stock to the extent that such conversion would result in it being the beneficial owner of more than 4.99% of the Common Stock that would be outstanding after giving effect to such conversion. However, the terms of the Debentures allow this restriction to be amended or terminated by the vote of the holders of a majority of the outstanding principal amount of the Debentures and the holders of a majority of the outstanding shares of Common Stock, and the terms of the Series A Stock allow this restriction to be amended or terminated by the vote of holders of a majority of the outstanding shares of Series A Stock and the holders of a majority of the outstanding shares of Common Stock.

Potential for Discouraging Certain Changes of Control

        The potential for the issuance of a larger number of shares of Common Stock following shareholder approval of the Proposal 2 Matters might tend to have the effect of delaying, deferring or preventing a change in control of the Company or discouraging tender offers for the Company.

        The Board of Directors considered these disadvantages and concluded that they are outweighed by the advantages available to the Company by raising the proceeds in the Private Placement. The Board of Directors considered the financing alternatives available to the Company and determined that the terms of the Private Placement were the most favorable available to the Company within the requisite time period. The proceeds were needed to fund the Company's immediate needs: seasonal cash flow requirements, inventory purchases for the 1998 fall season and short-term purchase and other obligations. In addition, the Board of Directors believed that the reputation and financial resources of the Investors made the Private Placement an attractive financing vehicle, and by entering into the Private Placement, the Company could begin to develop a business relationship with the Investors.

CONSEQUENCES IF SHAREHOLDER APPROVAL IS NOT OBTAINED

        If the Company's shareholders do not approve the Proposal 2 Matters, (i) the terms of the Debentures and the Nasdaq rules will prohibit the Company from issuing more than 3,813,503 shares of Common Stock (slightly less than 20% of the shares of Common Stock outstanding immediately prior to the consummation of the First Closing) upon the conversion of the Debentures and the exercise of the Warrants issued at the First Closing, (ii) the Articles of Incorporation of the Company will not be amended to provide for the authorization and issuance of the Series A Stock, (iii) the Exchange Closing will not take place and the Debentures will not be exchanged for shares of Series A Stock, (iv) the Second Closing will not take place and shares of Series A Stock and Warrants will not be issued to the Investors at such Closing and the Company will not receive the $3,000,000 purchase price for such securities, (v) the Company may be required from time to time to repay portions of the Debentures at the Default Amount in order to comply with the Stock Limitation requirements contained in the Debentures, and (vi) the Company will be required to repay the Debentures on December 28, 1998.

        The Company does not now have sufficient financial resources to satisfy the contingent obligation to repay the Debentures and there can be no assurance that the Company will have such resources on December 28, 1998, the maturity date of the Debentures.

INTERESTS OF CERTAIN PERSONS

        None of the Investors was or is an executive officer or director of the Company or, to the Company's knowledge, an affiliate or associate of any such officer or director. To the Company's knowledge, none of the Investors beneficially owns 5% or more of the Common Stock of the Company as of the date of this Proxy Statement. On September 8, 1997, Capital Ventures International ("CVI"), an Investor in the Debentures, acquired from the Company convertible term debentures (the "Original Convertible Debentures") in the original principal amount of $5,000,000. The Original Convertible Debentures are convertible into shares of Common Stock at a conversion price which is calculated substantially in the same manner that the Conversion Price is calculated for the Debentures. See "--Debentures --Conversion" and "--Debentures --Adjustment of Conversion Price." To the Company's knowledge, as of October 9, 1998, CVI holds Original Convertible Debentures in the principal amount of $3,000,000, Debentures in the principal amount of $2,000,000 and stock purchase warrants to acquire 287,759 shares of Common Stock of the Company, and all of such securities contain provisions similar to the 4.99% Limitation which limit the number of shares of Common Stock of the Company which may be acquired from time to time in connection with the conversion or exercise of such securities.

NO APPRAISAL OR DISSENTERS' RIGHTS; NO PREEMPTIVE RIGHTS

        Under applicable California Law, shareholders are not entitled to any statutory dissenters' rights or appraisal of their shares of Common Stock in connection with the Private Placement. Existing shareholders have no preemptive rights in respect of any of the securities to be issued in the Private Placement.

RELATIONSHIP OF PROPOSAL 1 AND PROPOSAL 2

        Pursuant to this Proxy Statement, the Board of Directors is soliciting proxies from the shareholders of the Company approving a proposed amendment to the Company's Articles of Incorporation to authorize the issuance of 10,000,000 shares of Preferred Stock of the Company (Proposal 1) and the private placement of certain securities of the Company including the proposed issuance of Series A Stock of the Company (Proposal 2). While both Proposal 1 and Proposal 2 relate to the issuance of Preferred Stock of the Company, the approval of either of these Proposals is not contingent upon the approval of the other Proposal. Accordingly, a shareholder of the Company may vote in favor of, or against, either or both of the Proposals contained in this Proxy Statement, and the Board of Directors will have the authority to issue Preferred Stock in the manner and under the circumstances described in Proposal 1 and/or Proposal 2 only if the shareholders approve the applicable Proposal.

IRREVOCABLE PROXIES BY CERTAIN SHAREHOLDERS


        Louis L. Knickerbocker, Tamara Knickerbocker, Anthony P. Shutts, Gerald Margolis and William R. Black, all of whom are directors and/or officers of the Company, have executed Irrevocable Proxies designating and appointing the Chief Executive Officer and the Chief Financial Officer of the Company as their proxies to vote all shares of Common Stock held by such individuals in favor of the Proposal 2 Matters. As of October 9, 1998, such Irrevocable Proxies cover 7,277,582 shares of Common Stock, representing approximately 36.7% of the shares of Common Stock outstanding on such date.


VOTE REQUIRED; BOARD RECOMMENDATION

        Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. If approved by the shareholders, the Certificate described in this Proposal 2 will become effective upon filing with the California Secretary of State, which filing is expected to take place shortly after the Special Meeting. See "-- Series A Stock -- Amendment of Articles of Incorporation."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE SECURITIES PURCHASE AGREEMENT, INCLUDING THE ISSUANCE OF THE DEBENTURES, THE WARRANTS, SHARES OF THE SERIES A STOCK OF THE COMPANY, AND SHARES OF THE COMMON STOCK OF THE COMPANY UPON THE CONVERSION OF THE DEBENTURES AND SHARES OF SERIES A STOCK AND THE EXERCISE OF THE WARRANTS.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table contains certain information as of October 9, 1998 regarding all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, each of the directors of the Company, the Chief Executive Officer ("CEO") of the Company, the Company's four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the fiscal year ended December 31, 1997, and all directors and executive officers of the Company as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the SEC.

                                                                          Amount and
                                                                          Nature of
                                                                          Beneficial          Percent of
               NAME                                                       Ownership(1)        Class(1)(2)
               ----                                                       ------------        -----------
               Louis L. Knickerbocker(3)(4) ................               4,292,392             20.7%
               Tamara Knickerbocker(3)(5) ..................               3,446,979             16.6%
               Anthony P. Shutts(6) ........................                 205,400              1.0%
               Gerald A. Margolis(7) .......................                 220,000              1.1%
               F. Rene Alvarez, Jr.(8) .....................                  20,000                *
               William R. Black(9) .........................                 290,000              1.4%
               All Directors and Executive Officers
                 as a Group (6 persons)(10) ................               8,474,771             40.9%


------------------

 * The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following October 9, 1998.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following October 9, 1998 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) The mailing address of such shareholder is c/o The L.L. Knickerbocker Co., Inc., 25800 Commercentre Drive, Lake Forest, California 92630.


(4) Louis L. Knickerbocker currently owns 3,592,392 shares of Common Stock, and options to acquire 700,000 shares of the Company's Common Stock which will have vested within 60 days of October 9, 1998. Excludes 3,446,979 shares of Common Stock beneficially owned by Tamara Knickerbocker.


(5) Tamara Knickerbocker currently owns 3,432,392 shares of Common Stock, and options to acquire 14,587 shares of the Company's Common Stock which will have vested within 60 days of October 9, 1998. Excludes 3,992,392 shares of Common Stock beneficially owned by Louis L. Knickerbocker.

(6) Anthony P. Shutts currently owns 400 shares of Common Stock, and options to acquire 205,000 of the Company's Common Stock which will have vested within 60 days of October 9, 1998.

(7) Gerald A. Margolis currently owns 150,000 shares of Common Stock, and options to acquire 70,000 shares of the Company's Common Stock which will have vested within 60 days of October 9, 1998.

(8) F. Rene Alvarez currently owns 10,000 shares of Common Stock, and options to acquire 10,000 shares of the Company's Common Stock which will have vested within 60 days of October 9, 1998.

(9) William R. Black currently owns 102,398 shares of Common Stock, and options to acquire 187,602 shares of the Company's Common Stock which will have vested within 60 days of October 9, 1998.


(10) The directors and executive officers as a group own 7,287,582 shares of Common Stock, and options to acquire 1,187,189 shares of the Company's Common Stock which will have vested within 60 days of October 9, 1998.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

        This discussion may contain forward-looking statements that involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below in "Forward-Looking Statements." The Company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after the date hereof.

        The following discussion should be read in conjunction with the financial statements and the notes thereto beginning on page F-1 of this Proxy Statement.


RESULTS OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997

NET SALES

Net sales increased to $15,769,000 for the three months ended September 30, 1998 from $14,112,000 for the three months ended September 30, 1997, an increase of $1,657,000, or 11.7%. The $1,657,000 increase in quarterly net sales was comprised of a $2,294,000 increase in net sales in the Company's celebrity-driven collectible doll program, a $1,081,000 increase in the Company's fine jewelry program, a $442,000 increase in the Company's celebrity-driven fashion jewelry program, offset by a decrease in net sales of $2,160,000 attributed to the Company's non-celebrity collectible doll programs. The increase in net sales from celebrity-driven collectible doll programs related primarily to new product introductions to the Company's major customer in the home shopping industry and an increase in volume through the Company's retail distribution channel. The increase in fine jewelry sales related to an expanded customer base established by the Company in 1998. The increase in net sales from the Company's fashion jewelry sales was primarily attributed to a higher number of new product introductions at the Company's major customer in the home shopping industry, the primary distribution channel for the Company's fashion jewelry. The decrease in non-celebrity collectible doll revenues was primarily attributed to lower than expected response from the Company's direct response advertisement campaigns. The Company continues to assess the potential of sales expansion of existing products through new distribution channels, as well as continuing to develop new product categories.

GROSS PROFIT

Gross profit increased to $8,064,000 for the three months ended September 30, 1998 from $7,635,000 for the three months ended September 30, 1997, an increase of $429,000 or 5.6%. As a percentage of net sales, gross profit for the quarter decreased to 51.2% in 1998 from 54.1% in 1997. The decrease in the gross profit percentage in 1998 from 1997 is due primarily to decreased volume in the Company's non-celebrity collectible doll programs where products are sold directly to the customer, through catalog mailings and print advertisements, that generate higher gross margins than the Company's wholesale sales. In the quarter ended September 30, 1998, 23.7% of the Company's revenues were generated from direct response distribution, versus 41.7% in the corresponding quarter of 1997. Partially mitigating the gross profit impact of the decline in direct response sales in 1998 was an increase in the gross margin of the Company's fashion jewelry program, which generated an increase in gross profit percentage in 1998 to 44% from 33% in 1997. The increase in gross margin in the Company's fashion jewelry program is due to obtaining lower manufacturing costs on the Company's products, accomplished partially by outsourcing the manufacturing of certain products and by aggressive cost cutting measures.

ADVERTISING EXPENSE

Advertising expense increased to $2,124,000 for the three months ended September 30, 1998 from $1,869,000 for the three months ended September 30, 1997, due primarily to the Company's expansion of its direct response advertising campaigns among a greater number of collectible brands in 1998 and its attempt, in early 1998, to aggressively prospect for new customers for its Georgetown Collection non-celebrity collectible doll brand. Additionally, the Company is incurring higher advertising costs in 1998 due to the expansion into retail distribution for the Company's products. Included in advertising expense are advertisement printing costs, catalog printing costs, media space in magazines, and advertisement creative and development costs.

SELLING EXPENSE

Selling expense increased to $2,026,000 for the three months ended September 30, 1998 from $1,579,000 for the three months ended September 30, 1997, an increase of $447,000, or 28.3%. As a percentage of net revenues, selling expense increased from 11.2% in 1997 to 12.8% in 1998. The increase in selling expense is due primarily to higher variable royalty expense attributable to higher revenues in 1998, and to increases in trade show and commission expenses related to the Company's expansion of its retail distribution channel. Selling expenses include royalty expense, commission expense, trade show expenses, and other sales promotion expenses.

GENERAL AND ADMINISTRATIVE EXPENSE

General and administrative expense increased to $5,159,000 for the three months ended September 30, 1998 from $4,731,000 for the three months ended September 30, 1997, an increase of $428,000, or 9.0%. The percentage of revenues represented by these expenses decreased from 33.5% in 1997 to 32.7% in 1998, due primarily to the increased sales volume in 1998. The increase in overall levels of general and administrative expenses was due primarily to legal fees and other litigation costs of approximately $550,000 in the third quarter of 1998. Additionally, the Company is consolidating a major direct response division and is incurring costs related to moving the operations, computer and fulfillment planning and set up, and personnel costs. The Company is focusing on aggressively reducing its general and administrative expense levels.

LOSS FROM EQUITY METHOD INVESTMENTS

Loss from equity method investments decreased to $167,000 for the three months ended September 30, 1998 from $468,000 for the three months ended September 30, 1997. The major component of the 1998 loss from equity method investments stems from the Company's 50% interest in Arkenol Asia, LLC. Included in the September 30, 1997 loss from equity method investments are losses incurred from independent, development-stage corporations of which the Company owns a substantial interest, in most cases greater than 19.9%. Under the equity method of accounting, the Company must report its percentage ownership of losses incurred by the development-stage corporations. During the three months ended September 30, 1998, the Company did not account for investments in Pure Energy Corporation and Ontro, Inc. under the equity method due to reductions in ownership interest.

OTHER (INCOME) EXPENSE

Other income decreased to $421,000 for the three months ended September 30, 1998 from $762,000 for the three months ended September 30, 1997, a decrease of $341,000, or 44.8%. The decrease relates primarily to foreign currency losses realized by Thailand-based subsidiaries as a result of foreign currency fluctuations and expense related to the issuance of common stock and common stock purchase warrants in 1998, offset by a $769,000 gain on sale of investment in the third quarter of 1998.

INTEREST EXPENSE

Interest expense increased to $893,000 for the three months ended September 30, 1998 from $471,000 for the three months ended September 30, 1997, an increase of $422,000, or 89.6%. The increase occurred primarily as a result of increased interest charges from the issuance of convertible debentures totaling $5,000,000 and $7,000,000 in September 1997 and June 1998, respectively. Included in interest expense for the three months ended September 30, 1998 and 1997, are noncash charges of $354,000 and $19,000, respectively, that are classified as interest expense.

NET LOSS

As a result of the foregoing factors, net loss increased to $1,690,000 for the three months ended September 30, 1998 from net loss of $586,000 for the three months ended September 30, 1997, an increase in net loss of $1,104,000.

NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997

NET SALES

Net sales decreased to $40,685,000 for the nine months ended September 30, 1998 from $45,162,000 for the nine months ended September 30, 1997, a decrease of $4,477,000, or 9.9%. The $4,477,000 decrease in year to date net sales was comprised of a $3,279,000 decrease in the Company's non-celebrity collectible doll program, a $1,319,000 decrease in the Company's fashion jewelry program, a $350,000 decrease in the Company's celebrity-driven collectible doll program, offset by an increase in net sales of $471,000 in the Company's fine jewelry program. The decrease in non-celebrity collectible doll revenues was primarily attributed to lower than expected response from the Company's direct response advertisement campaigns. The decrease in net sales from the Company's fashion jewelry program was primarily attributed to lower dollar amount orders from the Company's major customer in the home shopping industry, the primary distribution channel for the Company's fashion jewelry. The decrease in net sales from celebrity-driven collectible doll programs on a year-to-date basis related primarily to decreased programming time in the first and second quarters of 1998 for new products by the Company's major customer in the home shopping industry. The increase in fine jewelry sales related to an expanded customer base established by the Company in 1998. The Company continues to assess the potential of sales expansion of existing products through new distribution channels, as well as continuing to develop new product categories.

GROSS PROFIT

Gross profit decreased to $21,636,000 for the nine months ended September 30, 1998 from $23,518,000 for the nine months ended September 30, 1997, a decrease of $1,882,000 or 8.0%. As a percentage of net sales, gross profit for the quarter increased to 53.2% in 1998 from 52.1% in 1997. The increase in the gross profit percentage in 1998 over 1997 is due primarily to increases in gross profit margins in the Company's celebrity-driven collectible doll program and fine and fashion jewelry programs, offset by the impact of lower direct response sales in 1998. Impacting gross profit margins of the Company is the percentage of the Company's sales mix that is generated from collectible products sold via direct response. In the nine months ended September 30, 1998, 36.7% of the Company's revenues were generated from direct response distribution, versus 40.2% in 1997. Direct response sales are generated by catalog mailings and print advertisements placed by the Company. Direct response sales, as opposed to wholesale, business to business sales, generate higher margins to the Company as the products are sold at retail prices to individual consumers. The remaining net sales of the Company, other than the portion contributed by direct response sales, are generated from wholesale sales. Therefore, the Company's gross profit percentage will vary depending on the volume of direct response sales during the year. Correspondingly, should the majority of the Company's sales come from fine and costume jewelry sales in any quarter, the gross profit percentage of the Company will be lower due to lower historical margins associated with jewelry production and sales.

ADVERTISING EXPENSE

Advertising expense increased to $7,148,000 for the nine months ended September 30, 1998 from $5,388,000 for the nine months ended September 30, 1997, due primarily to the Company's expansion of its direct response advertising campaigns among more collectible brands in 1998 and its attempt, in early 1998, to aggressively prospect for new customers for its Georgetown Collection non-celebrity collectible doll brand. Additionally, the Company is incurring higher advertising costs in 1998 due to the expansion of retail distribution for the Company's products. Included in advertising expense are advertisement printing costs, catalog printing costs, media space in magazines, and advertisement creative and development costs.

SELLING EXPENSE

Selling expense increased to $4,487,000 for the nine months ended September 30, 1998 from $4,288,000 for the nine months ended September 30, 1997, an increase of $199,000, or 4.6%. As a percentage of net sales, selling expense increased from 19.8% in 1997 to 23.6% in 1998. The increase in selling expense is due primarily to increases in trade show and commission expenses related to the Company's expansion of its products into retail distribution, offset by lower royalty expense attributable to lower revenues in 1998. Selling expenses include royalty expense, commission expense, trade show expenses, and other sales promotion expenses.

GENERAL AND ADMINISTRATIVE EXPENSE

General and administrative expense decreased to $15,324,000 for the nine months ended September 30, 1998 from $15,527,000 for the nine months ended September 30, 1997, a decrease of $203,000, or 1.3%. The percentage of revenues represented by these expenses increased from 34.4% in 1997 to 37.7% in 1998. The increase in general and administrative expenses as a percentage of revenues resulted primarily from the 9.9% decrease in the revenue base in 1998 from 1997. The $203,000 decrease in general and administrative expense related primarily to the Company's aggressive efforts to cut general and administrative expenses across the Company's diverse product divisions, offset by increased legal costs related to preparation for two trials, higher personnel costs due to the addition of members of management, and higher operating costs associated with the Company's new headquarters in California and its jewelry facility in Thailand.

LOSS FROM EQUITY METHOD INVESTMENTS

Loss from equity method investments decreased to $982,000 for the nine months ended September 30, 1998 from $1,344,000 for the nine months ended September 30, 1997. The major components of the 1998 loss from equity method investments stem from the Company's 50% interest in Arkenol Asia, LLC and its interest in Pure Energy Corporation, both development-stage corporations. Under the equity method of accounting, the Company must report its percentage ownership of losses incurred by the development-stage corporations. Effective April 1, 1998, the Company discontinued the application of the equity method to its investment in Pure Energy Corporation due to a reduction in ownership interest during 1998.

OTHER (INCOME) EXPENSE

Other income increased to $3,088,000 for the nine months ended September 30, 1998 from $526,000 for the nine months ended September 30, 1997, an increase of $2,562,000. The increase relates primarily to the sales of a portion of the Company's interest in Pure Energy Corporation which occurred in the first and third quarters of 1998.

INTEREST EXPENSE

Interest expense decreased to $2,176,000 for the nine months ended September 30, 1998 from $3,997,000 for the nine months ended September 30, 1997, a decrease of $1,821,000, or 45.6%. The decrease occurred primarily as a result of a $1,899,000 noncash restructuring charge and noncash conversion discounts incurred in 1997 associated with the Company's 1996 convertible debenture offering, offset by increased interest charges from the issuance of convertible debentures totaling $5,000,000 and $7,000,000 in September 1997 and June 1998, respectively. Included in interest expense for the nine months ended September 30, 1998 and 1997, are noncash charges of $713,000 and $2,667,000, respectively, that are classified as interest expense.

NET LOSS

As a result of the foregoing factors, net loss decreased to $4,131,000 for the nine months ended September 30, 1998 from net loss of $4,986,000 for the nine months ended September 30, 1997, a decrease in net loss of $855,000.



RESULTS OF OPERATIONS -- YEARS ENDED DECEMBER 31, 1997 AND 1996


                                       Year ended December 31,

                                      1996                  1997
                                      -----                -----
Revenue ...............               100.0%               100.0%
Cost of revenue .......                51.0%                45.1%
Gross profit ..........                49.0%                54.9%
Operating expenses ....                39.9%                57.9%
Operating income (loss)                 9.1%                -3.0%
Other income (expense)                 -4.5%                -4.9%
Net income (loss) .....                 3.3%                -6.4%

Net Sales

        Net Sales increased to $68,290,000 for the year ended December 31, 1997 from $42,095,000 for the year ended December 31, 1996, an increase of $26,195,000, or 62.2%. Of the $26,195,000 increase, $22,463,000 was attributable to a full twelve months of 1997 net sales generated by the Georgetown Collection and Magic Attic Club product lines that were acquired in October of 1996. The comparative 1996 year included approximately two and one-half months of revenues of the Georgetown Collection and Magic Attic Club lines totaling $12,162,000. The remaining balance of the increase in sales for 1997 of $3,732,000 consists of an increase in fashion jewelry sales of $5,902,000, offset by net decreases in celebrity-driven collectible doll, bear and other consumer products and fine jewelry sales of $2,094,000 and $76,000, respectively. The increases in fashion jewelry sales were primarily attributed to the inclusion of a full twelve months of sales in 1997, versus approximately six months of sales in 1996. The Company acquired the fashion and fine jewelry subsidiaries in June of 1996.


Gross Profit

        Gross profit increased to $37,500,000 for the year ended December 31, 1997 from $20,644,000 for the year ended December 31, 1996, an increase of $16,856,000, or 81.7%. As a percentage of net sales, gross profit increased to 54.9% in 1997 from 49.0% in 1996. The improvement of 5.9% in gross profit as a percentage of net sales was primarily attributable to the inclusion in 1997 of a full year of activity of Georgetown Collection and Magic Attic Club lines. The gross profit margins generated by the collectible doll sales of Georgetown Collection and the Magic Attic Club lines were 67.6% during 1997 while the Company's fashion and fine jewelry lines generated gross profit margins of approximately 40% in 1997. The net sales generated by the Georgetown Collection and Magic Attic Club lines which are distributed through catalogs, print advertisements and direct mail aimed at consumers, typically result in higher gross margins than the Company's historical margins. Approximately one-half of the Company's net sales, excluding the portion contributed by Georgetown Collection and Magic Attic Club lines, come from wholesale sales that typically carry lower gross margins than do retail sales. Therefore, the Company's gross profit percentage will vary depending on the volume of catalog, print advertisement, and direct response sales in any particular quarter. Correspondingly, should the majority of the Company's sales come from fine and costume jewelry sales in any period, the Company's gross profit percentage will be lower due to lower historical margins associated with wholesale jewelry sales. In the future, the Company expects its direct response sales to make up a large percentage of its annual sales.

Advertising Expense

        Advertising expense increased to $10,926,000 for the year ended December 31, 1997 from $4,882,000 for the year ended December 31, 1996, an increase of $6,044,000, or 123.8%. The increase is due primarily to the inclusion in 1997 of a full year of activity of the Company's direct response lines, Georgetown Collection and Magic Attic Club. The comparative 1996 year included approximately two and one-half months of activity from the Georgetown Collection and Magic Attic Club lines. The Company will continue to incur significant advertising expense through its direct response business. While the Company enjoys higher gross margins on direct response sales, substantial advertising expense is incurred in generating direct response sales. The Company will continue to focus in 1998 on improving returns from advertising dollars spent. Included in advertising expense are advertisement printing costs, catalog printing costs, media space in magazines, postage on mailings, infomercial costs, and advertisement development costs.

Selling, General and Administrative Expenses

        Total selling, general and administrative expenses increased to $28,616,000 for the year ended December 31, 1997 from $11,912,000 for the year ended December 31, 1996, an increase of $16,704,000, or 140.2%. The $16,704,000 increase is primarily due to the inclusion of a full year of activity in 1997 from the Company's 1996 acquisitions of the Georgetown Collection and Magic Attic Club product lines and fashion and fine jewelry lines. All of the acquisitions were completed in the second half of 1996. Therefore, the 1996 comparative base did not include a full year of activity of the entities which were included in 1997. As a result of the acquisitions completed in 1996, $661,000 of goodwill amortization is included in 1997 selling, general and administrative expenses. Further impacting selling, general, and administrative expenses were higher variable selling costs for royalties and commissions which increased proportionately to the increase in net sales from 1997 over 1996. The Company also experienced increases in overhead costs such as higher personnel costs, higher legal and public relations costs and higher operating costs associated with the Company's new headquarters in California and its jewelry facility in Thailand. In addition, the Company has incurred higher travel and lodging costs due to its expansion of operations into southeast Asia. The percentage of revenues represented by selling, general and administrative expenses increased from 28.3% in 1996 to 41.9% in 1997. The Company also incurs general and administrative expenses in connection with overseeing its investment division that includes investments in Pure Energy Corporation, Ontro, Inc., and Arkenol Asia, Inc.

Equity in Loss of Investee Companies

        Equity in loss of investee companies increased to $1,857,000 in 1997 from $629,000 in 1996, an increase of $1,228,000. Equity in loss of investee companies represents the Company's percentage share of losses, accounted for under the equity method of accounting, incurred by entities in which the Company has a greater than 20% percentage ownership, and has the ability to influence the business decisions of the investee companies.

Other Income (Expense)

        Other income (expense) increased to $3,316,000 for the year ended December 31, 1997 from $(62,000) for the year ended December 31, 1997, an increase of $3,378,000. The increase of $3,378,000 is primarily comprised of $1,280,000 of net gains realized by Thailand-based subsidiaries in foreign currency exchanges, $1,710,000 gain on the sale of shares in Pure Energy Corporation, an investment held by the Company, offset by losses on infomercial marketing joint ventures.

Interest Expense

        Interest expense increased to $4,831,000 for the year ended December 31, 1997 from $1,205,000 for the year ended December 31, 1996, an increase of $3,626,000. Included in the $4,831,000 of 1997 interest expense is $3,099,000 of noncash charges in the form of noncash conversion discounts associated with the Company's convertible debenture financings which occurred in September of 1996 and 1997 and a restructuring charge of $1,899,000 in February of 1997 incurred to refinance the remaining convertible debenture completed in the September 1996 offering. The noncash conversion discount of 10% on conversions of convertible debt into common stock is charged as interest expense. The total conversion discount charged as interest expense in 1997 totaled $644,000. The remaining balance of interest expense includes $1,732,000 of interest on borrowings from working capital lines of credit, mortgages on buildings owned by the Company, and interest paid in cash on the remaining balance of the September 1996 convertible debentures.

Net Income (Loss)

        As a result of the above, net loss increased to $4,376,000 for the year ended December 31, 1997 from net income of $1,372,000 for the year ended December 31, 1996, a decrease of $5,748,000. The Company's Thailand-based fine jewelry operations enjoy lower operating costs and overhead and thus generate a higher percentage of operating income relative to sales than do the Company's domestic operations. The savings in labor pool and overhead is accomplished by its location in southeast Asia, where labor and operating costs are typically less expensive than in the United States.

LIQUIDITY AND CAPITAL RESOURCES


The Company has financed its operations from its existing cash, short-term borrowings and equity and debt financings. As of September 30, 1998, the Company had working capital of $9,015,000, versus working capital of $20,798,000 at September 30, 1997.

Through the third quarter of 1998, the Company has continued to invest most of its available funds generated from operations and raised in its convertible debenture financing by capitalizing subsidiaries, purchasing inventory for seasonal needs and developing new product categories.

The Company has available to use for working capital purposes and to post letters of credit, a line of credit totaling $20,000,000, subject to certain limits. The line of credit encompasses The L.L. Knickerbocker Co., Inc. (LLK), Georgetown Collection, Inc. (GCI) and Krasner Group, Inc. (TKG) and expires in July 1999. Certain credit limits are established for each company. The credit limits are $4,000,000 for LLK, $13,000,000 for GCI and $3,000,000 for TKG.
Borrowing availability is determined by an advance rate on eligible accounts receivable and inventory. The line of credit includes sublimits for letters of credit and bankers acceptances aggregating $13,000,000, $4,000,000 and $3,000,000 for GCI, LLK and TKG, respectively. Borrowings bear interest at the bank's base rate (8.5% at September 30, 1998) plus 2% for GCI and TKG borrowings and plus 1% for LLK borrowings or, at the Company's option, an adjusted LIBOR rate. In addition, the Company is charged an Unused Line fee of .25% of the unused portion of the revolving loans.

At September 30, 1998, the Company had $6,542,000 of cash borrowings outstanding. Available borrowings under the line of credit aggregated $2,891,000 at September 30, 1998. Borrowings are collateralized by substantially all assets of the Company. The line of credit agreement contains, among other things, restrictive financial covenants that require the Company to maintain certain leverage and current ratios (computed annually and quarterly), an interest coverage ratio (computed annually) and to achieve certain levels of annual income. The agreement also limits GCI annual capital expenditures and prohibits the payment of dividends. At September 30, 1998, the Company was in compliance with these covenants or had received a waiver from the bank for certain covenant violations.

The Company is in the process of expanding distribution and product categories and is limited in its ability to borrow on the $20,000,000 credit facility based upon current levels of inventory and receivables. As a result of the limitations on the usage of the $20,000,000 credit facility, the Company has looked to outside financing to supplement the credit facility, completing a $7,000,000 convertible debenture offering in June 1998.

Cash flow used in operations was $8,653,000 in 1998 compared to $8,510,000 in 1997. The increase in cash used in operations was due primarily to the increase in accounts receivable during the nine months ended September 30, 1998, offset by an increase in accounts payable and accrued expenses. Cash flow used in investing activities was $578,000 for the nine months ended September 30, 1998, primarily related to acquisitions of property and equipment and advances to Arkenol Asia, LLC, a joint venture in which the Company has a 50% interest, offset by proceeds from the sale of investments. Cash flow provided by financing activities was $8,998,000 in 1998 due primarily to borrowings on the $20,000,000 credit facility and net proceeds from the convertible debenture offering completed in June 1998. The current ratio for the Company decreased from 1.98 at December 31, 1997 to 1.34 at September 30, 1998.

In June 1998, the Company issued Convertible Debentures (the 1998 Debentures) with a face value of $7,000,000 in a private placement to institutional investors. The 1998 Debentures are subject to an agreement whereby after approval by the shareholders of the Company of the issuance of the 1998 Debentures and the creation of a class of Preferred Stock of the Company, the 1998 Debentures will be exchanged for shares of newly created Preferred Stock of the Company, the terms of which shall be substantially similar to that of the 1998 Debentures. The Preferred Stock will be convertible into shares of common stock of the Company at the lower of $4.02 or a graduated discounted price ranging from 97% to 90% of an average of the 7 lowest trading days of the 30 consecutive trading days prior to conversion. The discounted price of 90% applies if the investor does not convert prior to the two-year anniversary of the closing date. To the extent the Company is not able to exchange the 1998 Debentures for Preferred Stock, under the terms of the agreements related to the 1998 Debentures (the Agreements), the 1998 Debentures will mature on December 28, 1998. Events of default under the 1998 Debentures have occurred with respect to meeting filing deadlines as outlined in the Agreements. No assurances can be made that additional events of default will not occur in the future. However, management believes that the Company has, through its discussions with the 1998 Debenture Holders, what constitutes an implied waiver of defaults which have occurred. Remedies of default, if enforced include demanding that all or any portion of the 1998 Debentures be prepaid by the Company for cash. As a result, the Company has reflected the 1998 Debentures as a current liability in the accompanying financial statements. The Company currently does not have sufficient funds to pay the holders of the 1998 Debentures if such debt were accelerated, and no assurances can be made that the Company will have sufficient funds to pay such amounts if payment is demanded in the future.


SEASONALITY AND QUARTERLY RESULTS

        The Company's business is subject to seasonal fluctuations. Georgetown Collection, Inc., which was acquired effective October 18, 1996, has historically experienced greater sales in the latter portion of the year. Because of the seasonality of the Company's business, results for any quarter are not necessarily indicative of the results that may be achieved for the full fiscal year.

YEAR 2000 MATTERS

        The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

        The Company has initiated a conversion from existing accounting software to programs that are year 2000 compliant. Management has determined that the year 2000 issue will not pose significant operational problems for its computer systems.

        The Company will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The Company anticipates completing the Year 2000 project within one year but not later than October 31, 1999, which is prior to any anticipated impact on its operating systems. In the third quarter of 1998, the Company decided to outsource a key data processing function which reduced the Company's estimate of the total cost of the Year 2000 project to $200,000, which is being funded through operating cash flows and lease financing.

        The costs of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

NEW ACCOUNTING PRONOUNCEMENTS

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, Reporting Comprehensive Income, effective for fiscal years beginning after December 15, 1997. This Statement requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. This Statement further requires that an entity display an amount representing total comprehensive income for the period in that financial statement. This Statement also requires that an entity classify items of other comprehensive income by their nature in a financial statement. For example, other comprehensive income may include foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. Reclassification of financial statements for earlier periods, provided for comparative purposes, is required. Based on current accounting standards, this Statement is not expected to have a material impact on the Company's consolidated financial statements. The Company has adopted this accounting standard effective January 1, 1998, as required.

        In June 1997, the FASB issued SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, effective for fiscal years beginning after December 15, 1997. This Statement establishes standards for reporting information about operating segments in annual financial statements and requires selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This Statement requires reporting segment profit or loss, certain specific revenue and expense items and segment assets. It also requires reconciliations of total segment revenues, total segment profit or loss, total segment assets, and other amounts disclosed for segments to corresponding amounts reported in the consolidated financial statements. Restatement of comparative information for earlier periods presented is required in the initial year of application, at which time comparative information is required. The Company has not determined the impact that the adoption of this new accounting standard will have on its consolidated financial statement disclosures. The Company has adopted this accounting standard effective January 1, 1998, as required.

        In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for annual periods beginning after June 15, 1999. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The adoption of this standard is not expected to have a material effect on the Company's financial condition, results of operations or cash flows. The Company will adopt this accounting standard effective January 1, 2000, as required.


                              AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as awarded (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's Regional Offices located at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet "website" that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC at http://www.sec.gov. In addition, such material may also be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006-1506.

                           FORWARD-LOOKING STATEMENTS

        Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from those contemplated or projected, forecast, estimated or budgeted in or expressed or implied by such forward-looking statements. Such factors include, among others, general economic and business conditions; industry trends; foreign-exchange rates; the loss of major customers or suppliers; the timing of orders received from customers; cost and availability of raw materials; changes in business strategy or development plans; availability and quality of management; and availability, terms and deployment of capital.

                     SHAREHOLDER PROPOSALS FOR 1999 MEETING

        Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received on or before December 4, 1998 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices and addressed to the Secretary. Other requirements for inclusion are set forth in Rule 14a-8 under the Exchange Act.

                                  OTHER MATTERS

        Under the By-laws, as amended, of the Company, only such business may be conducted at a special meeting of shareholders as has been brought before the meeting pursuant to the Company's notice of meeting. The Board does not intend to bring any matters before the Special Meeting other than those specifically set forth in the Notice of Special Meeting of Shareholders. If any incidental matters should properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the direction of the Board.

                       ADJOURNMENT OF THE SPECIAL MEETING

        In the event that there are not sufficient votes to approve and adopt the Proposals set forth in this Proxy Statement at the time of the Special Meeting, such Proposals could not be approved unless the Special Meeting were adjourned in order to permit further solicitation of proxies from the shareholders of the Company. The proxies that are being solicited by the Board pursuant to this Proxy Statement grant the discretionary authority to vote for any such adjournment, if necessary. If it is necessary to adjourn the Special Meeting and the adjournment is for a period of 44 days or less and no new record date is fixed, no notice of the time and place of the adjourned meeting is required to be given to shareholders other than an announcement of such time and place at the Special Meeting. A majority of the voting power represented and voting at the Special Meeting is required to approve any such adjournment.

                                     EXPERTS

        The consolidated balance sheet of the Company as of December 31, 1997 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997 included in this Proxy Statement have been so included in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. It is expected that a member of Deloitte & Touche LLP will be present at the Special Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                                       BY ORDER OF THE BOARD OF DIRECTORS,

                                       /s/ William R. Black
                                       -----------------------------------
                                       William R. Black
                                       Secretary


Lake Forest, California
November 18, 1998

                          INDEX TO FINANCIAL STATEMENTS



                                                                                               Page
                                                                                               ----
Condensed Consolidated Statements of Operations
                  (unaudited) for the Three and Nine Month Periods
                  Ended September 30, 1998 and September 30, 1997 .............................F-1

Condensed Consolidated Balance Sheets
                  at September 30, 1998 (unaudited) and December 31, 1997 .....................F-2

Condensed  Consolidated Statements of Cash
                  Flows (unaudited) for the Nine Month
                  Periods Ended September 30, 1998 and
                  September 30, 1997 ..........................................................F-4

Notes to Condensed Consolidated Financial Statements ..........................................F-6

Report of Deloitte & Touche LLP ...............................................................F-12

Consolidated Balance Sheet as of December 31, 1997 ............................................F-13

Consolidated Statements of Operations for the
                  Years Ended December 31, 1997 and 1996 ......................................F-14

Consolidated Statements of Stockholders' Equity
                  for the Years Ended December 31, 1997 and 1996 ..............................F-15

Consolidated Statements of Cash Flows
                  for the Years Ended December 31, 1997 and 1996 ..............................F-17

Supplemental Schedule of Noncash Investing and
                  Financing Activity ..........................................................F-18

Notes to Consolidated Financial Statements for the Years
                  Ended December 31, 1997 and 1996 ............................................F-19

                        THE L.L. KNICKERBOCKER CO., INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)




                                                     Three months ended September 30,          Nine months ended September 30,
                                                    ---------------------------------         ---------------------------------
                                                        1998                 1997                 1998                 1997
                                                    ------------         ------------         ------------         ------------
Sales, net of returns                               $ 15,769,000         $ 14,112,000         $ 40,685,000         $ 45,162,000
Cost of sales                                          7,705,000            6,477,000           19,049,000           21,644,000
                                                    ------------         ------------         ------------         ------------
Gross profit                                           8,064,000            7,635,000           21,636,000           23,518,000
Advertising expense                                    2,124,000            1,869,000            7,148,000            5,388,000
Selling expense                                        2,026,000            1,579,000            4,487,000            4,288,000
General and administrative expense                     5,159,000            4,731,000           15,324,000           15,527,000
                                                    ------------         ------------         ------------         ------------
Operating loss                                        (1,245,000)            (544,000)          (5,323,000)          (1,685,000)
Loss on equity method investments                        167,000              468,000              982,000            1,344,000
Other (income) expense, net (Note 7)                    (421,000)            (762,000)          (3,088,000)            (526,000)
Interest expense (Note 3)                                893,000              471,000            2,176,000            3,997,000
                                                    ------------         ------------         ------------         ------------
Loss before minority interest and
     income tax benefit                               (1,884,000)            (721,000)          (5,393,000)          (6,500,000)
Minority interest in loss of subsidiary                       --                   --             (274,000)            (219,000)
Income tax benefit                                      (194,000)            (135,000)            (988,000)          (1,295,000)
                                                    ------------         ------------         ------------         ------------
Net loss                                            $ (1,690,000)        $   (586,000)        $ (4,131,000)        $ (4,986,000)
                                                    ============         ============         ============         ============
Net loss per share:
  Basic and diluted                                 $      (0.09)        $      (0.03)        $      (0.22)        $      (0.28)
                                                    ============         ============         ============         ============
Shares used in computing net loss per share:
   Basic and diluted                                  19,634,624           18,408,572           19,118,538           17,731,737
                                                    ============         ============         ============         ============


See accompanying notes to condensed consolidated financial statements.

THE L.L. KNICKERBOCKER CO., INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

                                                                           September 30,       December 31,
                                                                                1998               1997
                                                                            -----------        -----------
ASSETS

Cash and cash equivalents                                                   $   700,000        $    92,000

Restricted cash                                                                      --            250,000

Accounts Receivable                                                          11,901,000          8,021,000

Receivable from stockholder                                                   1,048,000          1,383,000

Inventories                                                                  13,106,000         10,851,000

Prepaid expenses and other current assets                                     8,436,000          7,486,000

                                                                            -----------        -----------
  Total current assets                                                       35,191,000         28,083,000




Property and equipment, net                                                   5,776,000          5,537,000

Notes Receivable                                                              1,800,000          1,800,000

Investments (Note 7)                                                          6,760,000          2,585,000

Deferred income taxes                                                         4,500,000          4,215,000

Other Assets                                                                  2,677,000          2,348,000

Goodwill, net of accumulated amortization of $1,539,000 and $971,000
  at September 30, 1998 and December 31, 1997, respectively                   5,979,000          6,393,000
                                                                            -----------        -----------
                                                                            $62,683,000        $50,961,000
                                                                            ===========        ===========


See accompanying notes to condensed consolidated financial statements.

THE L.L. KNICKERBOCKER CO., INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)




LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                September 30,         December 31,
                                                                     1998                 1997
                                                                 ------------         ------------
Current Liabilities:
Accounts payable and accrued expenses                            $ 10,984,000         $  7,846,000
Commissions and royalties payable                                   1,179,000              751,000
Notes Payable                                                       6,542,000            3,650,000
Interest payable                                                      428,000              270,000
Income taxes payable                                                   45,000              123,000
Due to former shareholders of Krasner Group, Inc.                     513,000              900,000
Loan from stockholder                                                                      248,000
Current portion of long-term debt                                     262,000              242,000
Other current liabilities                                             186,000              125,000
Deferred income taxes                                                  49,000               49,000
Convertible debentures, net of discounts of $1,012,000
  at September 30, 1998                                             5,988,000
                                                                 ------------         ------------
  Total current liabilities                                        26,176,000           14,204,000


Long-term liabilities:
Long-term debt, less current portion                                  555,000              661,000
Convertible debentures, net of discounts of $157,000
  at September 30, 1998 and $444,000 at December 31, 1997           7,742,000            9,455,000
Deferred gain                                                       1,642,000            1,642,000
                                                                 ------------         ------------
  Total long-term liabilities                                       9,939,000           11,758,000

Minority interest                                                          --              274,000
                                                                 ------------         ------------

Stockholders' equity (Note 8):
Common stock                                                       29,900,000           27,282,000
Additional paid-in capital                                          6,144,000            3,904,000
Accumulated deficit                                                (5,361,000)          (1,230,000)
Foreign currency translation adjustment                            (4,115,000)          (5,231,000)
                                                                 ------------         ------------
  Total stockholders' equity                                       26,568,000           24,725,000
                                                                 ------------         ------------
                                                                 $ 62,683,000         $ 50,961,000
                                                                 ============         ============


See accompanying notes to condensed consolidated financial statements.

                        THE L.L. KNICKERBOCKER CO., INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (unaudited)

                                                                                  September 30,       September 30,
                                                                                      1998                1997
                                                                                   -----------         -----------
Cash flows provided by operating activities:
Net loss                                                                           $(4,131,000)        $(4,986,000)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization                                                      1,975,000           1,746,000
  Debenture inducement                                                                                   1,899,000
  Gain on sale of investment - P.E.C                                                (3,616,000)
  Equity in loss of investee companies                                                 982,000           1,344,000
  Loss on disposition of fixed assets                                                   18,000
  Minority interest                                                                   (274,000)           (219,000)
  Amortization of debt discount                                                        445,000             605,000
  Expense related to issuance of stock options, warrants
    and common stock                                                                   491,000
  Deferred income taxes                                                             (1,000,000)             (1,000)
  Changes in operating accounts:
  Accounts receivable, net                                                          (3,880,000)          1,544,000
  Receivable from stockholder/officer                                                  185,000            (793,000)
  Income tax receivable                                                                                   (400,000)
  Inventories                                                                       (2,255,000)         (4,045,000)
  Prepaid expenses and other current assets                                           (950,000)         (4,880,000)
  Other assets                                                                        (473,000)              5,000
  Accounts payable and accrued expenses                                              3,480,000            (437,000)
  Commissions and royalties payable                                                    428,000            (302,000)
  Income tax payable                                                                   (78,000)            461,000
  Other long term liabilities                                                                              (51,000)
                                                                                   -----------         -----------
Net cash used in operating activities                                               (8,653,000)         (8,510,000)

Cash flows from investing activities:
  Acquisitions of property and equipment                                              (846,000)         (1,991,000)
  Proceeds from sales of property and equipment                                         21,000
  Proceeds from sales of investment                                                    818,000
  Investments/advances to investees                                                   (571,000)           (107,000)
                                                                                   -----------         -----------
Net cash used in investing activities                                                 (578,000)         (2,098,000)

Cash flows from financing activities:
  Net borrowings on line of credit                                                   2,892,000             467,000
  Payments on long-term debt                                                          (264,000)           (808,000)
  Borrowings on long-term debt                                                          45,000             466,000
  Proceeds from exercise of common stock purchase warrants/options                                         732,000
  Net proceeds (repayments) from shareholder loan                                     (248,000)            400,000
  Deferred debt issue costs                                                           (427,000)           (325,000)
  Proceeds from issuance of convertible debentures                                   7,000,000           5,000,000
                                                                                   -----------         -----------
 Net cash provided by financing activities                                           8,998,000           5,932,000

Effect of foreign currency translation                                                 591,000            (518,000)
                                                                                   -----------         -----------

Net increase (decrease) in cash and cash equivalents                                   358,000          (5,194,000)
Cash and cash equivalents, beginning of period                                         342,000           6,747,000
                                                                                   -----------         -----------
Cash and cash equivalents, end of period                                           $   700,000         $ 1,553,000
                                                                                   ===========         ===========



See accompanying notes to condensed consolidated financial statements.

                        THE L.L. KNICKERBOCKER CO., INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
                                   (unaudited)


Supplemental Disclosures of Cash Flow Information:


Cash paid for interest                         $   894,000         $   782,000
                                               ===========         ===========
Cash paid (refunded) for income taxes          $    78,000         $  (946,000)
                                               ===========         ===========


Supplemental Schedule of Noncash Investing and Financing Activity:

During the nine months ended September 30, 1998 and 1997, $2,000,000 and $10,770,000 of convertible debentures and $123,000 and $121,000 of accrued interest, respectively, was converted to common stock.

During the nine months ended September 30, 1998 and 1997, the Company issued 138,031 and 243,606 shares of common stock in payment of $387,000 and $1,253,000, respectively, of liability to former Krasner shareholders.

During the nine months ended September 30, 1998, the Company acquired property and equipment under capital lease obligations totaling $91,000.

During the nine months ended September 30, 1998, the Company recorded a $1,788,000 increase to investments in connection with the initial public offering of Ontro, Inc. (Note 7).

During the nine months ended September 30, 1997, the Company issued 150,000 warrants with an ascribed value of $434,000 as commission in connection with the issuance of the 1997 Debentures (Note 3).

During the nine months ended September 30, 1998, the Company cancelled 200,000 shares of previously issued common stock in settlement of $150,000 receivable from stockholder.

THE L.L. KNICKERBOCKER CO., INC.
NOTES TO CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS


NOTE 1: BASIS OF PRESENTATION

The information set forth in these consolidated financial statements is unaudited except for the December 31, 1997 balance sheet. These statements have been prepared in accordance with generally accepted accounting principles for interim financial information, the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

The accompanying condensed consolidated financial statements include the accounts of The L.L. Knickerbocker Co., Inc.; its wholly-owned subsidiaries The Krasner Group, Inc., Harlyn International, Ltd., L.L. Knickerbocker (Thai) Company, Ltd, and S.L.S Trading Co., Ltd.,; and its majority-owned subsidiary Georgetown Collection, Inc. All intercompany accounts and transactions have been eliminated.

In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation have been included. The results of operations for the three and nine month periods ended September 30, 1998 are not necessarily indicative of the results that may be expected for the year ended December 31, 1998. For further information, refer to the financial statements and notes thereto included in the Company's annual report on Form 10-KSB for the year ended December 31, 1997.

Certain prior period balances have been reclassified to conform with current presentation.

NOTE 2:  EARNINGS PER SHARE

The Company adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128), in the fourth quarter of 1997. Shares issuable upon the exercise of common stock warrants and options and shares issuable upon the conversion of convertible debentures have been excluded from the three and nine month periods ended September 30, 1998 and 1997 per share calculation because their effect is antidilutive.

NOTE  3:  CONVERTIBLE DEBENTURES

In June 1998, the Company issued Convertible Debentures (the 1998 Debentures) with a face value of $7,000,000 in a private placement to institutional investors. This private placement yielded net proceeds to the Company totaling $6,573,000 after deducting costs associated with issuing the 1998 Debentures. The 1998 Debentures accrue interest at the rate of 6% per annum, payable upon conversion of the related debt. The 1998 Debentures are convertible at the option of the holder into shares of the Company's common stock at a conversion price of $4.02. As of September 30, 1998, none of the 1998 Debentures had been converted.

The 1998 Debentures are subject to an agreement whereby after approval by the shareholders of the Company of the issuance of the 1998 Debentures and the creation of a class of Preferred Stock of the Company, the 1998 Debentures will be exchanged for shares of newly created Preferred Stock of the Company, the terms of which shall be substantially similar to that of the 1998 Debentures. The Preferred Stock will be convertible into shares of common stock of the Company at the lower of $4.02 or a graduated discounted price ranging from 97% to 90% of an average of the 7 lowest trading days of the 30 consecutive trading days prior to conversion. The discounted price of 90% applies if the investor does not convert prior to the two-year anniversary of the closing date. To the extent the Company is not able to exchange the 1998 Debentures for Preferred Stock, under the terms of the agreements related to the 1998 Debentures (the Agreements), the 1998 Debentures will mature on December 28, 1998. Events of default under the 1998 Debentures have occurred with respect to meeting filing deadlines as outlined in the Agreements. However, management believes that the Company has, through its discussions with the 1998 Debenture Holders, what constitutes an implied waiver of defaults which have occurred. Remedies of default, if enforced include demanding that all or any portion of the 1998 Debentures be prepaid by the Company for cash. As a result, the Company has reflected the 1998 Debentures as a current liability in the accompanying financial statements.

The conversion of the securities at a maximum of 90% of the closing price of the Company's common stock resulted in the 1998 Debentures being issued at a discount (the conversion discount). The Company is recognizing the conversion discount as non-cash interest expense over the estimated term of the 1998 Debentures (two years) with a corresponding increase to the original principal amount of the 1998 Debentures. In connection with the issuance of the 1998 Debentures, the Company issued to the investors warrants to purchase 261,194 shares of common stock. The warrants vest as of the grant date with an exercise price of $4.72 per share, which was equivalent to 135% of the fair market value of the Company's common stock at the date of grant and are valid for five years from the date of the grant. The warrants have an ascribed value of $470,000, which was recorded as debt discount (the warrant discount) and additional paid-in capital. The Company is recognizing the warrant discount as non-cash interest expense over the term of the securities (three years). Upon conversion of the 1998 Debentures any portion of the conversion discount not previously recognized is recorded as interest expense on the conversion date. During the nine months ended September 30, 1998, a total of $200,000 of non-cash interest expense was recorded relating to the 1998 Debentures.

In September 1997, the Company issued Convertible Debentures (the 1997 Debentures) with a face value of $5,000,000 in a private placement to an institutional investor. This private placement yielded net proceeds to the Company totaling $4,675,000 after deducting costs associated with issuing the 1997 Debentures. The 1997 Debentures accrue interest at the rate of 6% per annum, payable upon conversion of the related debt or at debt maturity of September 7, 2000. Interest is payable in either cash or common stock of the Company at the option of the Company. The 1997 Debentures are convertible at the option of the holder into shares of the Company's common stock at a graduated discounted price ranging from 97% to 90% of an average of the 7 lowest trading days of the 30 consecutive trading days prior to conversion. The discounted price of 90% applies if the investor does not convert prior to the two-year anniversary of the closing date. Through September 30, 1998, the Company issued a total of 828,663 shares of its common stock in connection with the conversion of $2,000,000 of the principal amount of the 1997 Debentures, plus interest accrued through the conversion date.

The conversion of the notes at a maximum of 90% of the closing price of the Company's common stock resulted in the 1997 Debentures being issued at a discount (the conversion discount). The Company is recognizing the conversion discount as non-cash interest expense over the estimated term of the 1997 Debentures (two years) with a corresponding increase to the original principal amount of the 1997 Debentures. Upon conversion of the 1997 Debentures any portion of the conversion discount not previously recognized is recorded as interest expense on the conversion date. During the nine months ended September 30, 1998 and 1997, a total of $432,000 and $19,000, respectively, of non-cash interest expense was recorded relating to the 1997 Debentures, including $135,000 in the nine months ended September 30, 1998 relating to the additional conversion discount recorded upon conversion.

In September 1996, the Company issued Convertible Debentures (the 1996 Debentures) with a face value of $15,500,000 in a private placement to institutional investors. This private placement yielded net proceeds to the Company totaling $14,730,000 after deducting costs associated with issuing the 1996 Debentures. The 1996 Debentures accrue interest at the rate of 7% per annum, payable quarterly. The 1996 Debentures were convertible at the option of the holder into shares of the Company's common stock at a price equal to 85% of the closing price of the Company's common stock at the date of conversion, subject to a minimum and maximum conversion price of $5.25 and $12.00 per share, at any time through the second anniversary of the original date of issuance. Through September 30, 1998, the Company issued a total of 1,903,174 shares of its common stock in connection with the conversion of $12,499,000 of the original principal amount of the 1996 Debentures, plus interest accrued through the conversion dates.

The conversion of the notes at 85% of the closing price of the Company's common stock resulted in the 1996 Debentures being issued at a discount (the conversion discount). The conversion discount was being recognized by the Company as non-cash interest expense over the term of the 1996 Debentures with a corresponding increase to the original principal amount of the Debentures. Upon conversion of the 1996 Debentures any portion of the conversion discount not previously recognized was recorded as interest expense on the conversion date. During the nine months ended September 30, 1998 and 1997, a total of $81,000 and $2,648,000, respectively, of non-cash interest expense was recorded relating to the 1996 Debentures, including $537,000 in the nine months ended September 30, 1997 relating to the additional conversion discount recorded upon conversion. In January 1997, the Company reached agreement with the 1996 Debenture holders to tender all outstanding 1996 Debentures to the Company in exchange for new convertible Debentures (the New Debentures). Under the terms of the agreement, New Debentures were issued with a face value of 117.5% of the face value of the tendered debentures. The New Debentures bear interest at 7% per year, payable quarterly. The New Debentures are convertible at the option of the holder into shares of the Company's common stock at $8.00 per share. The New Debentures must be converted by January 1999. As a result of the 17.5% premium given as an inducement to the Debenture holders to tender the original debentures into New Debentures, the Company recorded a non-cash charge of $1,899,000 in the first quarter of 1997.

NOTE 4:  BANK FINANCING

The Company has available to use for working capital purposes and to post letters of credit, a line of credit totaling $20,000,000, subject to certain limits. The line of credit encompasses The L.L. Knickerbocker Co., Inc. (LLK), Georgetown Collection, Inc. (GCI) and Krasner Group, Inc. (TKG) and expires in July 1999. Certain credit limits are established for each company. The credit limits are $4,000,000 for LLK, $13,000,000 for GCI and $3,000,000 for TKG.
Borrowing availability is determined by an advance rate on eligible accounts receivable and inventory. The line of credit includes sublimits for letters of credit and bankers acceptances aggregating $13,000,000, $4,000,000 and $3,000,000 for GCI, LLK and TKG, respectively. Borrowings bear interest at the bank's base rate (8.5% at September 30, 1998) plus 2% for GCI and TKG borrowings and plus 1% for LLK borrowings or, at the Company's option, an adjusted LIBOR rate. In addition, the Company is charged an Unused Line fee of .25% of the unused portion of the revolving loans.

At September 30, 1998, the Company had $6,542,000 of cash borrowings outstanding. Available borrowings under the line of credit aggregated $2,891,000 at September 30, 1998. Borrowings are collateralized by substantially all assets of the Company. The line of credit agreement contains, among other things, restrictive financial covenants that require the Company to maintain certain leverage and current ratios (computed annually and quarterly), an interest coverage ratio (computed annually) and to achieve certain levels of annual income. The agreement also limits GCI annual capital expenditures and prohibits the payment of dividends. At September 30, 1998, the Company was in compliance with these covenants or had received a waiver from the bank for certain covenant violations.

S.L.S. Trading Co., Ltd. and Harlyn International, Inc. have available lines of credit aggregating 72,000,000 Thai baht (approximately $1,823,000 at September 30, 1998). Outstanding borrowings bear interest at rates ranging from 15% to 18.75%.

NOTE 5:  CHANGES IN ACCOUNTING PRINCIPLES

Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income". This statement requires that all items recognized under accounting standards as components of comprehensive earnings be reported in an annual financial statement that is displayed with the same prominence as other annual financial statements. This statement also requires that an entity classify items of other comprehensive earnings by their nature in an annual financial statement. For example, other comprehensive earnings may include foreign currency translation adjustments and unrealized gains and losses on marketable securities classified as available-for-sale. Annual financial statements for prior periods will be reclassified, as required. The Company's total comprehensive loss is as follows:



Nine months ended:                           September 30, 1998    September 30, 1997
                                             ------------------    ------------------
Net loss                                        $(4,131,000)          $(4,986,000)
Foreign currency translation gain (loss)          1,116,000            (1,478,000)
                                                -----------           -----------
  Total Comprehensive loss                      $(3,015,000)          $(6,464,000)
                                                ===========           ===========

Three months ended:                          September 30, 1998    September 30, 1997
                                             ------------------    ------------------
Net loss                                        $(1,690,000)          $  (586,000)
Foreign currency translation gain (loss)            305,000            (1,343,000)
                                                -----------           -----------
  Total Comprehensive loss                      $(1,385,000)          $(1,929,000)
                                                ===========           ===========

NOTE 6:  INVENTORIES

As of September 30, 1998 and December 31, 1997 inventories consisted of the following:

                                          September 30, 1998          December 31, 1997
                                          ------------------          -----------------
           Finished goods                     $10,536,000                $ 8,968,000
           Work-in-progress                       864,000                    342,000
           Raw materials                        1,706,000                  1,541,000
                                              -----------                -----------
                                              $13,106,000                $10,851,000
                                              ===========                ===========


NOTE 7:   INVESTMENTS

In September 1998, the Company sold a portion of its investment in Pure Energy Corporation with a carrying value of $49,000 for net cash proceeds of $818,000. The sale resulted in a gain to the Company of $769,000, which is included in other income.

On March 17, 1998, the Company completed a $3,000,000 transaction whereby it sold 2% of Pure Energy Corporation in exchange for a 6% interest in Phoenix Environmental, Ltd. a development-stage corporation. The Company received 34,700 shares of Phoenix Environmental, Ltd. in exchange for 1,364 shares of Pure Energy Corporation. No cash was exchanged in the transaction. The transaction resulted in a gain to the Company of $2,847,000, which is included in other income. Phoenix Environmental, Ltd. has developed a patented, proprietary technology that converts steel mill by-products and other steel-based waste streams into a marketable industrial product.

In September 1996, the Company purchased an equity interest in Ontro, Inc. (Ontro). The purchase price consisted of $600,000 in cash for 858,673 common shares. The investment provided the Company with a 27.8% common equity interest in Ontro. In May 1998 Ontro successfully completed an initial public offering whereby Ontro received approximately $15 million and issued 3,400,000 shares of its common stock. As a result of the sale of previously unissued shares to the public, the Company's ownership interest in Ontro was reduced to 13.2% and the Company increased the balance of its investment in Ontro to reflect the enhanced value of the Company's equity interest in Ontro. The net increase of $1,073,000 was recorded as a capital transaction, resulting in an increase to the Company's additional paid-in capital account after giving effect to deferred taxes of $715,000.

NOTE 8: STOCKHOLDERS' EQUITY

In August 1998, the Company entered into an agreement with the 1997 Debenture holders whereby the Company had the right, until September 1, 1998, to purchase up to $3,000,000 of the principal amount of the 1997 Debentures, adjusted for conversions through September 1, 1998, for a purchase price in cash of 110% of face value. In connection with the agreement the Company issued warrants to the Debenture holders to purchase an aggregate of 213,132 shares of common stock. The warrants have an aggregate ascribed value of $228,000, which was recorded as other expense in the third quarter of 1998. The Company did not purchase any of the debentures under the agreement.

NOTE 9: SUBSEQUENT EVENTS

In November 1998, the Company issued 231,487 shares of its common stock in connection with the conversion of $150,000 of the principal amount of the 1997 Debentures, plus interest accrued through the conversion date.

Independent Auditors' Report
To the Shareholders and Board of Directors of The L.L. Knickerbocker Co., Inc.:


We have audited the accompanying consolidated balance sheet of The L.L. Knickerbocker Co., Inc. and subsidiaries (the Company) as of December 31, 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of The L.L. Knickerbocker Co., Inc. and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

March 31, 1998
Costa Mesa, California

CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 1997

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                                                       $     92,000
Restricted cash (Note 1)                                                                             250,000
Accounts receivable, less allowance for doubtful accounts of $1,147,000                            8,021,000
Receivable from stockholder (Note 5)                                                               1,383,000
Inventories (Note 3)                                                                              10,851,000
Prepaid expenses and other current assets, including $4,155,000 of prepaid advertising             7,486,000
                                                                                                ------------
            Total current assets                                                                  28,083,000

PROPERTY AND EQUIPMENT, net (Note 4)                                                               5,537,000
NOTES RECEIVABLE (Note 6)                                                                          1,800,000
INVESTMENTS (Note 6)                                                                               2,585,000
GOODWILL, net of accumulated amortization of $971,000                                              6,393,000
DEFERRED INCOME TAXES (Note 13)                                                                    4,215,000
OTHER ASSETS                                                                                       2,348,000
                                                                                                ------------
                                                                                                $ 50,961,000
                                                                                                ============
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable                                                                                $  5,943,000
Accrued expenses                                                                                   1,895,000
Notes payable (Note 7)                                                                             3,650,000
Acquisition payable (Note 2)                                                                           8,000
Commissions and royalties payable                                                                    751,000
Interest payable                                                                                     270,000
Current portion of long-term debt (Note 11)                                                          242,000
Income Taxes Payable                                                                                 123,000
Loan from stockholder (Note 5)                                                                       248,000
Due to shareholders of Krasner Group, Inc. (Note 2)                                                  900,000
Other current liabilities                                                                            125,000
Deferred Income Taxes (Note 13)                                                                       49,000
                                                                                                ------------
            Total current liabilities                                                             14,204,000

LONG-TERM LIABILITIES:
Long-term debt, less current portion (Note 11)                                                       661,000
Convertible debentures, net of discount of $444,000 (Note 8)                                       9,455,000
Deferred gain (Note 6)                                                                             1,642,000
                                                                                                ------------
            Total long-term liabilities                                                           11,758,000

MINORITY INTEREST (Note 1)                                                                           274,000
COMMITMENTS AND CONTINGENCIES (Notes 7 and 10)

STOCKHOLDERS' EQUITY (Note 9):
Common stock, no par value-authorized 100,000,000 shares,
   issued and outstanding, 18,754,693 shares                                                      27,282,000
Additional paid-in capital                                                                         3,904,000
Foreign currency translation adjustment                                                           (5,231,000)
Accumulated deficit                                                                               (1,230,000)
                                                                                                ------------
Total stockholders' equity                                                                        24,725,000

                                                                                                ------------
                                                                                                $ 50,961,000
                                                                                                ============

                 See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                            1997                   1996
                                                                        ------------           ------------

Net sales                                                               $ 68,290,000           $ 42,095,000
Cost of sales                                                             30,790,000             21,451,000
                                                                        ------------           ------------

Gross profit                                                              37,500,000             20,644,000
Advertising expense                                                       10,926,000              4,882,000
Selling, general and administrative expenses                              28,616,000             11,912,000
                                                                        ------------           ------------

Operating income (loss)                                                   (2,042,000)             3,850,000
Equity in loss of investee companies                                      (1,857,000)              (629,000)
Other income (expense), net                                                3,316,000                (62,000)
Interest expense  (Notes 6 and 12)                                        (4,831,000)            (1,205,000)
                                                                        ------------           ------------

Income (loss) before minority interest in income of subsidiary
                and Income Tax Expense(Note 1)                            (5,414,000)             1,954,000
Minority interest in income of subsidiary (Note 1)                           (10,000)              (132,000)
Income tax (expense) benefit                                               1,047,000               (450,000)
                                                                        ------------           ------------

Net income (loss)                                                       $ (4,377,000)          $  1,372,000
                                                                        ============           ============

Net income (loss) per share:
  Basic                                                                 $      (0.24)          $       0.09
                                                                        ============           ============
  Diluted                                                               $      (0.24)          $       0.09
                                                                        ============           ============

Shares used in computing net income (loss) per share:
  Basic                                                                   18,052,081             14,713,903
                                                                        ============           ============
  Diluted                                                                 18,052,081             16,470,624
                                                                        ============           ============


                 See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                                             Foreign
                                                             Common Stock           Additional               currency
                                                                                     paid-in     Retained   translation
                                                          Shares       Amount        capital     earnings   adjustment     Total
                                                       ----------   -----------     ---------   -----------   --------  -----------
BALANCE, January 1, 1996                               13,752,285   $ 6,575,000     $ 250,000   $ 1,775,000   $      -  $ 8,600,000

Exercise of stock warrants                                687,472     1,176,000                                           1,176,000

Exercise of stock options                                 885,514       728,000                                             728,000

Exercise of stock options in connection
 with Krasner Group, Inc. purchase                         62,090       903,000      (427,000)                              476,000

Issuance of common stock pursuant to
 Krasner Group, Inc. acquisition (Note 2)                  85,162       516,000                                             516,000

Issuance of common stock in connection
 with convertible debentures (Note 8)                     282,824     1,505,000       (81,000)                            1,424,000

Issuance of stock purchase warrants pursuant to
 investment in Pure Energy Corporation (Note 9)                                     1,875,000                             1,875,000

Issuance of stock purchase warrants pursuant to
 S.L.S. Trading Co., Ltd. acquisition (Note 2)                                        405,000                               405,000

Issuance of stock purchase warrants pursuant to
 Krasner Group, Inc. acquisition (Note 2)                                           1,674,000                             1,674,000

Issuance of common stock pursuant to
 Georgetown Collection, Inc. acquisition (Note 2)         196,377     1,679,000                                           1,679,000

Issuance of stock purchase warrants in connection
 with convertible debenture offering (Note 8)                                         233,000                               233,000

Discount on convertible debenture offering                                          2,735,000                             2,735,000

Tax benefit related to exercise of stock options
 (Note 13)                                                                          1,354,000                             1,354,000

Foreign currency translation gain                                                                               16,000       16,000

Net income                                                                                        1,372,000               1,372,000
                                                       ----------  ------------   -----------   -----------   --------  -----------

BALANCE, December 31, 1996                             15,951,724  $ 13,082,000   $ 8,018,000   $ 3,147,000   $ 16,000  $24,263,000



                 See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                         Retained        Foreign
                                                    Common Stock          Additional     earnings       currency
                                                                           paid-in      (Accumulated   translation
                                                 Shares       Amount       capital        deficit)      adjustment       Total
                                               ----------  ------------  ------------   ------------   ------------   ------------
BALANCE, December 31, 1996                     15,951,724  $ 13,082,000  $  8,018,000   $  3,147,000   $     16,000   $ 24,263,000

Exercise of stock options                         431,250       513,000            --             --             --        513,000

Exercise of stock warrants                        317,237       280,000            --             --             --        280,000

Issuance of common stock in connection
 Krasner Group, Inc. acquisition (Note 2)         243,606     1,253,000            --             --             --      1,253,000

Issuance of common stock in connection
 with convertible debentures (Note 8)           1,620,350    11,262,000            --             --             --     11,262,000

Exchange of stock warrants for common stock
 (Notes 2 and 9)                                  190,526       892,000      (892,000)            --             --             --

Cancellation of stock warrants in connection
 with sale of partial interest in Pure Energy
 Corporation (Note 6)                                  --            --    (1,874,000)            --             --     (1,874,000)

Issuance of stock options in connection with
 convertible debenture offering (Note 8)               --            --       434,000             --             --        434,000

Conversion discount of convertible
 debenture (Note 8)                                    --            --    (1,782,000)            --             --     (1,782,000)

Foreign currency translation loss                      --            --            --             --     (5,247,000)    (5,247,000)
  Net loss                                             --            --            --     (4,377,000)            --     (4,377,000)
                                               ----------  ------------  ------------   ------------   ------------   ------------

BALANCE, December 31, 1997                     18,754,693  $ 27,282,000  $  3,904,000   $ (1,230,000)  $ (5,231,000)  $ 24,725,000
                                               ==========  ============  ============   ============   ============   ============


              See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

CASH FLOWS FROM OPERATING ACTIVITIES:                                         1997                   1996
                                                                          ------------           ------------
Net (loss) income                                                         $ (4,377,000)          $  1,372,000
Adjustments to reconcile net (loss)  income to net cash provided by (used in) operating activities:
 Depreciation and amortization                                               2,727,000                833,000
Debenture Inducement                                                         1,899,000                     --
 Deferred income taxes                                                      (1,095,000)              (184,000)
 Amortization of deferred revenue                                                   --                (95,000)
 Loss on investment                                                             78,000                238,000
Gain on Sale of Investment - P.E.C                                          (1,710,000)                    --
 Equity in loss of investee companies                                        1,857,000                629,000
Loss on Disposition of Joint Venture                                           302,000                     --
 Minority interest                                                              10,000                132,000
 Amortization of debt discount                                                 644,000                391,000
 Changes in operating accounts, net of effect of acquisitions:
  Accounts receivable, net                                                   5,709,000             (3,612,000)
  Receivable from stockholder                                                 (787,000)              (335,000)
  Note receivable                                                                   --                150,000
  Income tax receivable                                                        733,000                943,000
  Inventories                                                               (2,377,000)               495,000
  Prepaid expenses and other assets                                         (1,823,000)             2,709,000
Other Assets                                                                (1,068,000)                    --
  Accounts payable and accrued expenses                                     (3,116,000)            (1,889,000)
  Commissions and royalties payable                                            (77,000)               121,000
  Income taxes payable                                                         123,000             (1,330,000)
Other long term liabilities                                                    (51,000)                11,000
                                                                          ------------           ------------

  Net cash provided by (used in) operating activities                       (2,399,000)               579,000

CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisitions of property, plant and equipment                              (2,778,000)            (2,018,000)
 Cash paid for investments                                                    (965,000)            (3,329,000)
 Cash paid for acquisitions, less cash acquired                                     --             (2,902,000)
                                                                          ------------           ------------


Net cash used in investing activities                                       (3,743,000)            (8,249,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Payments on line of credit                                              (3,358,000)            (5,025,000)
Payments on long-term debt                                                    (226,000)              (155,000)
Proceeds from borrowing on long-term debt                                      831,000                     --
Proceeds from exercise of stock options and warrants                           793,000              2,380,000
Deferred debt issue costs                                                     (365,000)              (149,000)
Proceeds from issuance of convertible debentures                             5,000,000             14,880,000
Proceeds from stockholder loan                                               1,400,000                     --
Payments on stockholder loan                                                (1,152,000)                    --
                                                                          ------------           ------------

  Net cash provided by financing activities                                  2,923,000             11,931,000

EFFECT OF FOREIGN CURRENCY TRANSLATION                                      (3,186,000)                16,000
                                                                          ------------           ------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                        (6,405,000)             4,277,000

CASH AND CASH EQUIVALENTS, beginning of year                                 6,747,000              2,470,000
                                                                          ------------           ------------

CASH AND CASH EQUIVALENTS, end of year                                    $    342,000           $  6,747,000
                                                                          ============           ============


CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION-
                                                       1997                  1996
                                                   -----------           -----------
Cash paid (refunded) during the year for:
  Interest                                         $ 1,643,000           $   899,000
                                                   ===========           ===========

  Income taxes                                     $  (806,000)          $   499,000
                                                   ===========           ===========


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITY:

During the year ended December 31, 1997, the Company issued 243,606 shares of common stock in payment of 1,253,000 of acquisition payable (Note 2).

During the year ended December 31, 1997 the Company sold a portion of its investment in Pure Energy Corporation with a carrying value of $164,000 in exchange for 397,500 common stock purchase warrants with an ascribed value of $1,874,000, resulting in a gain of $1,710,000. Also during the year ended December 31, 1997, the Company recorded a deferred gain of $1,642,000 in connection with the sale of a portion of its Pure Energy Corporation investment with a carrying value of $158,000 in exchange for a note receivable of $1,800,000 (Note 6).

During the year ended December 31, 1996, the Company recorded an increase to additional paid-in capital of $1,354,000 related to tax benefits associated with the exercise of non-qualified stock options.

During the year ended December 31, 1996, the Company issued 400,000 warrants in conjunction with the acquisition of an interest on Pure Energy Corporation. The warrants have an ascribed value of $1,875,000 (Note
       6).

During the years ended December 31, 1997 and 1996, the Company issued 150,000 and 46,971 warrants with an ascribed value of $434,000 and $233,000, respectively as commission in connection with the convertible debenture offering (Note 8).

During the years ended December 31, 1997 and 1996, $11,169,000 and $1,330,000 of convertible debentures and $93,000 and $175,000 of accrued interest, respectively was converted to common stock (Note 8).

During the year ended December 31, 1996, the Company acquired interests in certain entities as follows (Note 2):


Fair value of assets acquired                           $34,553,000
Cash paid to sellers, acquisition payables and
 transaction costs                                        4,239,000
Value of common stock and stock purchase
 warrants issued                                          4,274,000
                                                        -----------

Liabilities assumed                                     $26,040,000
                                                        ===========



                 See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Line of Business - The L.L. Knickerbocker Co., Inc. (the Company) is in the businesses of developing and selling celebrity and non-celebrity products which include collectible items such as porcelain and vinyl dolls, teddy bears, figurines, fine and costume jewelry, environmental products, and other consumer products. The Company's customers include major networks in the home shopping industry, retail and wholesale distributors, and consumers. The dolls, bears, and environmental products are manufactured by independent manufacturing facilities to the Company's specifications. The fine and costume jewelry is manufactured by the Company. The Company's distribution includes home shopping channels, catalog mailings, direct mailings from customer lists, retail stores, wholesale distributors, and the internet.

Consolidation - The financial statements presented herein include the accounts of the Company's subsidiaries, as follows: Krasner Group, Inc.; Harlyn International, Ltd.; S.L.S. Trading Co., Ltd.; L.L. Knickerbocker (Thai) Company, Ltd., and Georgetown Collection, Inc. The financial statements reflect a minority interest associated with Georgetown Collection, Inc. Intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Foreign Currency - The Company's primary functional currency is the U.S. dollar, while the functional currency of the Company's Thailand subsidiaries is the Thai baht. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange on the balance sheet date. Revenues and expenses are translated using the average exchange rate for the period. Gains and losses on foreign currency transactions are recognized as incurred (Note 12).

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid instruments with original maturities of three months or less and with an insignificant interest rate risk to be cash equivalents.

Restricted Cash - At December 31, 1997 restricted cash represents funds deposited with a financial institution to serve as collateral for a line of credit (Note 7).

Inventories - Inventories consist of finished products and related packaging, work in process, and raw materials, and are stated at the lower of cost (first-in, first-out basis) or market.

Prepaid Advertising Costs - The Company capitalizes certain direct-response advertising costs and amortizes such costs over the period during which future period revenues are expected to be received from each direct-response advertising campaign, generally 3 to 12 months. The nature of the direct response advertising costs are primarily production costs associated with media costs for print advertising, and catalog printing costs.

Property and Equipment - Property and equipment are stated at cost. Depreciation is being provided on the straight-line method over estimated useful lives of five to seven years. Depreciation on buildings is being provided on the straight-line method over an estimated useful life of twenty years.

Intangible Asset - Excess of cost over net assets acquired (goodwill), which arose from the acquisition of certain entities (Note 2) is being amortized on a straight-line method over 10 years. The Company evaluates the recoverability of its goodwill at each balance sheet date. The recoverability of goodwill is determined by comparing the carrying value of the goodwill to the estimated operating income of the related entity on an undiscounted cash flow basis. Any impairment is recorded at the date of determination.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

In March 1995, the Financial Accounting Standards Board issued Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of (SFAS No. 121). SFAS No. 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and long-lived assets and certain identifiable intangibles to be disposed of. The Company adopted SFAS No. 121 in the first interim period of Fiscal 1996, and such adoption did not impact its financial position or results of operations.

Deferred Debt Issuance Costs - Deferred debt issuance costs which are included in other assets, relate to the issuance of Convertible Debentures (Note 8). These costs totaled $1,801,000 at December 31, 1997, and are being amortized over the estimated life of the debentures. The accumulated amortization at December 31, 1997 is $1,005,000.

Investments in Investees - Investments in the common stock of unconsolidated entities (Note 6) in which the Company's interest is in excess of 20% and in which the Company has an ability to influence the business decisions of the investee company, are accounted for using the equity method of accounting.

Fair Value of Financial Instruments - Statement of Financial Accounting Standards No. 107 (SFAS No. 107), Disclosures About Fair Value of Financial Instruments, requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. Financial instruments are generally defined by SFAS No. 107 as cash, evidence of ownership interest in equity, or a contractual obligation that both conveys to one entity a right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity. At December 31, 1997, management believes that the carrying amount of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and short-term debt approximates fair value because of the short maturity of these financial instruments.

Revenue Recognition - Revenues from sales of products are recognized when products are shipped to customers. The Company offers credit to its customers and performs ongoing credit evaluations of its customers.

Income Taxes - The Company accounts for income taxes using Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which requires that the Company recognize deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Net Income (loss) per share - The Company adopted Statement of Financial Accounting Standards No. 128 (SFAS No. 128), Earnings Per Share, beginning with the Company's fourth quarter of fiscal 1997. All prior period earnings per common share data have been restated to conform to the provisions of this statement. Basic earnings per common share is computed using the weighted average number of shares outstanding. Diluted earnings per common share assumes conversion of convertible debentures, elimination of the related interest expense, and the issuance of common stock for all other potentially dilutive equivalent shares outstanding.

Stock-Based Compensation - In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation. The Company has determined that it will not change to the fair value method and will continue to use Accounting Principles Board Opinion No. 25 for measurement and recognition of employee stock-based transactions. See Note 9 for disclosure of the pro forma effect on net income and net income per share.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


Reclassifications - Certain amounts previously reported for 1996 have been reclassified to conform to the 1997 financial statement presentation.

New Accounting Pronouncements - In June 1997, the FASB issued SFAS No. 130, Reporting Comprehensive Income and SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information. SFAS No. 130 and SFAS No. 131 must be adopted by the Company beginning with fiscal 1998 and will result in an additional statement that reports comprehensive income and expanded disclosure regarding the Company's operations on a segmented basis.

2.       ACQUISITIONS

The Company completed a number of acquisitions during 1996. The following describes the transactions completed during the year ended December 31, 1996. The funds for the acquisitions were obtained primarily from the proceeds of the convertible debenture offering described in Note 8, and through the issuance of the Company's common stock and common stock purchase warrants (Note 9).

Krasner Group, Inc.

Effective June 18, 1996, the Company acquired all of the outstanding capital stock of Krasner Group, Inc. (TKG) which designs, manufactures, and markets costume jewelry. The aggregate acquisition cost of $3,205,000 includes the issuance of the Company's common stock valued at $1,440,000, the issuance of 250,628 stock purchase warrants with an ascribed value of $1,674,000(determined utilizing the Black-Scholes option-pricing model) and related acquisition costs. As of December 31, 1997, 328,768 shares of common stock with an intrinsic value of $1,769,000 had been issued. During the year ended December 31, 1997, the Company exchanged 70,000 unexercised stock purchase warrants with an intrinsic value of $240,000 for 50,526 shares of the Company's common stock. The purchase agreement also provides for the issuance of additional shares (Additional Shares) of common stock or stock purchase warrants with an intrinsic value equal to 110% of the proceeds from the liquidation of TKG inventory on hand at the date of acquisition.

During the year ended December 31, 1997, the Company issued 243,606 shares of common stock in payment of $1,253,000 of acquisition payable due to the former shareholders of Krasner Group, Inc., which included $330,000 for additional shares related to the liquidation of TKG inventory. During the year ended December 31, 1997, the Company recorded an increase to goodwill of approximately $900,000 related to the 1997 liquidation of TKG inventory. At December 31, 1997, this amount is included in due to shareholders of Krasner Group, Inc.

Grant King International, Ltd.

Effective July 1, 1996, the Company acquired the remaining 51% interest in Grant King International Co., Ltd. (GKI) that the Company did not previously own (Note
9), in exchange for the forgiveness of $414,000 owed by GKI to the Company. This transaction increased the Company's investment to $664,000. The operations and assets of GKI have been merged with S.L.S Trading Co., Ltd., a subsidiary of the Company.

S.L.S. Trading Co., Ltd.

Effective July 1, 1996, the Company acquired certain assets and assumed certain liabilities of S.L.S. Trading Co., Ltd., (S.L.S.) which sources gemstones and develops certain proprietary stone cutting technologies. The aggregate acquisition cost of $555,000 includes $150,000 cash, the issuance of 108,000 warrants to purchase common stock of the Company with an ascribed value of approximately $405,000 (determined utilizing the Black-Scholes option-pricing model) and related acquisition costs. During the year ended December 31, 1997, the Company exchanged 108,000 unexercised stock purchase warrants with an intrinsic value of $402,000 for 80,000 shares of the Company's common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


Harlyn International, Ltd.

Effective July 1, 1996, the Company acquired all of the outstanding capital stock of Harlyn International, Ltd. (Harlyn) which manufactures and markets fine jewelry. The aggregate acquisition cost of $2,711,000 includes cash payments to the former shareholder of $2,358,000 and related acquisition costs. In addition, the Company repaid $234,000 of Harlyn's bank debt concurrent with consummation of the purchase transaction.

Georgetown Collection, Inc.

Effective October 18, 1996, the Company acquired approximately 82% of the outstanding capital stock of Georgetown Collection, Inc. (GCI) which markets collectible dolls through direct response mediums. The aggregate acquisition cost of $3,199,000 includes issuance of 196,377 restricted shares of the Company's common stock with an intrinsic value of $1,679,000 at the acquisition date plus related acquisition costs. In addition, the Company repaid $1,500,000 of GCI's bank debt concurrent with consummation of the purchase transaction. The purchase agreement also provides for future consideration in an amount equal to 15% of GCI's pretax earnings during calendar year 1997 and 4.5% of pretax earnings in each of calendar years 1998 through 2001. Future contingent payments based on pretax earnings, if payable, will be recorded as additional purchase price consideration and will increase goodwill recorded in conjunction with this acquisition. As of December 31, 1997, the Company recorded an increase to goodwill of $8,000. The Company guaranteed the value of the 196,377 restricted shares of the Company's common stock issued in conjunction with this acquisition to be $1,679,000 at the first anniversary of the acquisition. In accordance with this guarantee an additional 32,735 shares of the Company's common stock are issuable at December 31, 1997.

Each of the acquisitions was accounted for under the purchase method of accounting and, accordingly the operating results of each of the subsidiaries are included in the Company's consolidated financial statements since the respective acquisition dates.

3.   INVENTORIES

As of December 31, 1997 inventories consist of the following:


Finished Goods           $ 8,968,000
Work-in-process              342,000
Raw materials              1,541,000
                         -----------
                         $10,851,000
                         ===========


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


4.    PROPERTY AND EQUIPMENT

    As of December 31, 1997, property and equipment consist of the following:



         Land, buildings and improvements           $ 2,064,000
         Computer equipment and software                932,000
         Production models, molds, and tools          1,228,000
         Autos                                          194,000
         Office furniture and equipment               1,331,000
         Machinery and equipment                      1,738,000
                                                    -----------
                                                      7,487,000
         Accumulated depreciation                    (1,950,000)
                                                    ===========
                                                    $ 5,537,000
                                                    ===========


5.       RECEIVABLE FROM STOCKHOLDER/LOAN FROM STOCKHOLDER

Receivable from stockholder bears interest at the prime rate plus 2.5% and is repayable to the Company upon demand. Subsequent to December 31, 1997, the $1,383,000 receivable was repaid to the Company.

Loan from stockholder of $248,000 at December 31, 1997 bears interest at the prime rate plus 2% and is due on demand.

6.       INVESTMENTS

At December 31, 1997, the Company had the following equity investments:

The Company owns 400,000 and 1,000 shares of Tracker Corporation and Camelot Corporation, respectively, which were received in exchange for marketing services provided to these companies. The shares represent an ownership interest of less than 10% in each of these companies and are restricted as to the Company's ability to sell them. The aggregate estimated carrying value of these shares at December 31, 1997 is $24,000 which approximates fair value.

During 1996 the Company acquired a 38.3% interest in Pure Energy Corporation
(PEC) in exchange for $2 million in cash and the issuance of stock purchase warrants with an ascribed value of $1,875,000(determined utilizing the Black-Scholes option-pricing model). Additionally, the Company agreed to fund up to $1,000,000 of PEC expenses. Through December 31, 1997 the Company had fulfilled its funding commitment and funded a total of $507,000, which increased the Company's investment to $4,382,000.

During the year ended December 31, 1997, the Company sold a portion of its investment in Pure Energy Corporation with a carrying value of $164,000 in exchange for 397,500 previously issued Company common stock purchase warrants with an ascribed value of $1,874,000(determined utilizing the Black-Scholes option-pricing model). The sale resulted in a gain to the Company of $1,710,000, which is included in other income. Also during the year ended December 31, 1997, the Company recorded a deferred gain of $1,642,000 in connection with the sale of a portion of its investment in Pure Energy Corporation with a carrying value of $158,000 in exchange for a note receivable of $1,800,000. The note receivable is secured by the underlying securities sold and accrues interest at 7.5% per annum. The note receivable and accrued interest are due and payable on December 30, 1999. The resulting gain has been deferred on the accompanying balance sheet until such time that the note is repaid. As a result of these transactions the Company's interest in PEC was reduced to 34.6% as of December 31, 1997.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

At December 31, 1997 the Company held 27.8% of the outstanding shares of Ontro, Inc. (formerly Self-Heating Container Corporation) acquired during 1996 for $650,000 in cash. In connection with the acquisition and a related royalty agreement, the Company will receive exclusive worldwide distribution rights to market and distribute celebrity-driven products using certain patents owned by the corporation.

During 1997 the Company entered into a joint venture, Arkenol Asia, Inc., a Delaware corporation owned 50% by LLK and 50% by Arkenol Holdings, LLC. The joint venture acquired an exclusive license to exploit Arkenol Holdings technology and related intellectual property to produce ethanol and other chemicals for sale and consumption in Thailand, Cambodia, Burma, Vietnam, Laos, India, China and Japan, and non-exclusive licenses for Indonesia and California.

Under the terms of the joint venture, Arkenol Holdings serves as the Managing Venturer, with the primary responsibility for all development activities and services to the joint venture and the projects, all product development activities, the selection and management of engineering, procurement and construction provider and the operation of the project facilities. LLK has the primary responsibility for securing all credit support instruments and other financing on behalf of the projects and the joint venture and all product marketing activities. The day-to-day business of the joint venture is conducted by agents and contractors engaged by the Managing Venturer. The carrying value of the investment in this joint venture totaled $231,000 at December 31, 1997.

The Company's investees accounted for under the equity method are each in the development stage and as of December 31, 1997 have generated no sales. The net loss of Pure Energy Corporation and for all investees in the aggregate for the year ended December 31, 1997 was $3,670,000 and $6,099,000, respectively.

7.       LINE OF CREDIT AND NOTES PAYABLE

The Company has available to use for working capital purposes and to post letters of credit, a line of credit totaling $20,000,000, subject to certain limits. The line of credit encompasses the L.L. Knickerbocker Co., Inc.(LLK), Georgetown Collection, Inc. (GCI) and Krasner Group, Inc.(TKG) and expires in July 1999. Certain credit limits are established for each company. The credit limits are $4,000,000 for LLK, $13,000,000 for GCI and $3,000,000 for TKG.
Borrowing availability is determined by an advance rate on eligible accounts receivable and inventory. The line of credit includes sublimits for letters of credit and bankers acceptances aggregating $13,000,000, $4,000,000 and $3,000,000 for GCI, LLK and TKG, respectively. Borrowings bear interest at the bank's base rate (8.5% at December 31, 1997) plus 2% for GCI and TKG borrowings and plus 1% for LLK borrowings or, at the Company's option, an adjusted LIBOR rate. In addition, the Company is charged an Unused Line fee of .25% of the unused portion of the revolving loans.

At December 31, 1997, the Company had $3,650,000 of cash borrowings outstanding and outstanding letters of credit totaling $115,000. Available borrowings under the line of credit aggregated $4,271,000 at December 31, 1997. Borrowings are collateralized by substantially all assets of the Company. The line of credit agreement contains, among other things, restrictive financial covenants which require the Company to maintain certain leverage and current ratios (computed annually and quarterly), an interest coverage ratio (computed annually) and to achieve certain levels of annual income. The agreement also limits GCI annual capital expenditures and prohibits the payment of dividends. At December 31, 1997, the Company was in compliance with these covenants or had received a waiver from the bank for certain covenant violations through the next annual or quarterly measurement date.

S.L.S. and Harlyn have available lines of credit aggregating 72,000,000 Thai baht (approximately $1,532,000 at December 31, 1997). Outstanding borrowings bear interest at rates ranging from 15% to 18.75%. One such line of credit is secured by a $250,000 standby letter of credit.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.       CONVERTIBLE DEBENTURES

In September 1996 the Company issued Convertible Debentures (the Debentures) with a face value of $15,500,000 in a private placement to institutional investors. This private placement yielded net proceeds to the Company totaling $14,731,000 after deducting costs associated with issuing the Debentures. The Debentures accrued interest of the rate of 7% per year, payable quarterly. The Debentures were convertible at the option of the holder into shares of the Company's common stock at a price equal to 85% of the closing price of the Company's common stock at the date of conversion, subject to a minimum and maximum conversion price of $5.25 and $12.00 per share, at any time through the second anniversary of the original date of issuance. Through December 31, 1997, the Company issued a total of 1,903,174 shares of its common stock in connection with the conversion of $12,499,000 of the original principal amount of the Debentures, plus interest accrued through the conversion date of $268,000.

The conversion of the notes at 85% of the closing price of the Company's common stock resulted in the Debentures being issued at a discount (the conversion discount). The conversion discount is being recognized by the Company as non-cash interest expense over the term of the Debentures with a corresponding increase to the original principal amount of the Debentures. Upon conversion of the Debentures any portion of the conversion discount not previously recognized is recorded as interest expense on the conversion date. During the years ended December 31, 1997 and 1996, a total of $644,000 and $391,000, respectively, of non-cash interest expense was recorded relating to the Debentures, including $537,000 and $220,000, respectively, relating to the additional conversion discount recorded upon conversion.

In January 1997, the Company reached agreement with the debenture holders to tender all outstanding Debentures to the Company in exchange for new convertible Debentures (the New Debentures). Under the terms of the agreement, New Debentures were issued with a face value of 117.5% of the face value of the tendered debentures. The New Debentures bear interest at 7% per year, payable quarterly. The New Debentures are convertible at the option of the holder into shares of the Company's common stock at $8.00 per share. The New Debentures must be converted by January 1999. As a result of the 17.5% premium given as in inducement to the Debenture holders to tender the original debentures into New Debentures, the Company recorded a non-cash charge of $1,899,000 in the first quarter of 1997.

In September 1997, the Company issued Convertible Debentures (the 1997 Debentures) with a face value of $5,000,000 in a private placement to an institutional investor. This private placement yielded net proceeds to the Company totaling $4,675,000 after deducting costs associated with issuing the 1997 Debentures. The 1997 Debentures accrue interest at the rate of 6% per annum, payable upon conversion of the related debt or at debt maturity, September 7, 2000. The 1997 Debentures are convertible at the option of the holder into shares of the Company's common stock at a graduated discounted price ranging from 97% to 90% of an average of the 7 lowest trading days of the 30 consecutive trading days prior to conversion. The discounted price of 90% applies if the investor does not convert prior to the two year anniversary of the closing date. As of December 31, 1997, none of the 1997 Debentures had been converted.

The conversion of the notes at a maximum of 90% of the closing price of the Company's common stock resulted in the 1997 Debentures being issued at a discount (the conversion discount). The conversion discount is being recognized by the Company as non-cash interest expense over the estimated term of the 1997 Debentures (two years) with a corresponding increase to the original principal amount of the 1997 Debentures. Upon conversion of the 1997 Debentures any portion of the conversion discount not previously recognized is recorded as interest expense on the conversion date. During the 12 months ended December 31, 1997, a total of $188,000 of non-cash interest expense was recorded relating to the 1997 Debentures.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.       STOCKHOLDERS' EQUITY

Warrants - On November 21, 1995, the Company issued warrants to purchase 200,000 shares of common stock to Shamrock Partners, Ltd., in consideration of financial and business consulting services to be provided to the Company. The warrants vest as of the grant date with an exercise price of $5.00 per share, which was equivalent to the fair market value of the Company's common stock at the date of grant and are valid for five years from the date of the grant.

On November 28, 1995, the Company entered into an agreement to issue warrants to purchase 300,000 shares of common stock to Grant G. King in consideration of the purchase by the Company of 49% of the issued and outstanding capital stock of Grant King International Co., Ltd. The warrants vest as of the grant date with an exercise price of $5.50 per share, which was equivalent to the fair market value of the Company's common stock at the date of grant and are valid for five years from the date of the grant. The warrants have an ascribed value of $250,000 (determined utilizing the Black-Scholes option-pricing model), which was recorded as an investment and additional paid-in capital. During the year ended December 31, 1997, the company exchanged the 300,000 unexercised warrants for 60,000 shares of the Company's common stock.

On March 13, 1996, the Company entered into an agreement to issue warrants to purchase 200,000 shares each of common stock to two individuals in consideration of the purchase by the Company of 40% of the outstanding capital stock of Pure Energy Corporation. The warrants vest as of April 30, 1996 with an exercise price of $8.50 per share (200,000 warrants) and $12.00 per share (200,000 shares). The warrants are valid through April 30, 2001. The warrants have an ascribed value of $1,875,000, which was recorded as an investment and additional paid-in-capital. As of December 31, 1997, 2,500 of the warrants were exercised. During the year ended December 31, 1997, the remaining 397,500 warrants were cancelled in connection with the sale of a portion of the Company's investment in PEC (Note 6).

During the years ended December 31, 1997 and 1996, the Company issued 150,000 and 46,971 warrants as commission in connection with the 1997 and 1996 convertible debenture offerings, respectively (Note 8). The 1997 warrants vest as of the grant date with an exercise price of $5.60, which was equivalent to the fair market value of the Company's common stock at the date of grant and are valid for three years from the date of grant. The 1996 warrants vest as of the grant date with an exercise price of $11.87, which was equivalent to the fair market value of the Company's common stock at the date of grant and are valid for five years from the date of grant. The 1997 and 1996 warrants have an ascribed value, determined utilizing the Black-Scholes option-pricing model, of $434,000 and $233,000, respectively, which was recorded as deferred debt issue costs and additional paid-in capital. As of December 31, 1997, none of the warrants had been exercised.

In conjunction with the acquisitions described in Note 2 the Company issued stock purchase warrants as part of the consideration paid for these acquisitions. The following table summarizes the warrants issued:


                                                           Exercised as   Outstanding
                               Warrants        Exercise     of December   at December         Expiration
     Acquisition                issued          Price        31, 1996       31, 1996             Date
     -----------                ------          -----        --------       --------             ----
Krasner Group, Inc.             250,628        $  7.75         62,090        188,538        April 10, 2004
S.L.S. Trading Co., Ltd.        108,000        $  7.75             --        108,000        April 10, 2004


During 1997, 70,000 and 108,000 warrants issued in conjunction with the TKG and S.L.S. acquisitions, respectively, were exchanged for shares of the Company's common stock (Note 2). There were no warrants exercised during 1997.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

As more fully discussed in Note 2, in conjunction with certain acquisitions, the Company may be required to issue additional stock purchase warrants at future dates.

The L.L. Knickerbocker 1995 Amended and Restated Stock Option Plan - The shareholders approved and the Company adopted a Stock Option Plan on September 27, 1994 which was amended and restated on June 15, 1995 as the L.L. Knickerbocker Amended and Restated Stock Option Plan (the Plan). The Plan is administered by a committee appointed by the Board of Directors and provides that options may be granted at exercise prices determined by the Board of Directors at its sole discretion. The Plan is designed as an incentive for employees, non-employee directors and persons providing services of special importance to the Company. Unless otherwise specified, the options expire ten years from the date of grant. The Plan covered an aggregate of 2,000,000 shares when granted. In 1996 the Board of Directors authorized an increase in the number of shares covered by the Plan to a total of 5,000,000. Non-employee directors of the Company are automatically granted options to purchase 10,000 shares of common stock at the fair market value at the date of grant each year that such person remains a director of the Company.

The L.L. Knickerbocker Stock Incentive Compensation Plan - On March 27, 1997, the Company's Board of Directors adopted the L.L. Knickerbocker Stock Incentive Compensation Plan (the ISO Plan). The ISO Plan provides that incentive and nonstatutory options to purchase a total of 5,000,000 shares of common stock may be granted thereunder. The ISO Plan permits the granting of options intended to qualify as "incentive stock options" ("ISO's"), the granting of options that do not so qualify ("NSO's"), and the granting of stock appreciation rights (SAR's).

The exercise price of any option is established by the Administrator, who is appointed by the Board of Directors, at the time of grant. The exercise price of any NSO's or ISO's granted under the Plan may not be less than 100% of the fair market value of one share of Common Stock on the date of grant. The exercise price of any ISO granted to an optionee who owns stock possessing more than 10% of the voting rights of the Company's outstanding shares must be at least 110% of the fair market value of the shares subject to the option on the date of grant. Options granted under the ISO Plan have a maximum term of 10 years.


The Board may from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the ISO Plan or revise or amend it in any respect whatsoever except that, without the approval of the Company's shareholders, no such revision or amendment shall increase the number of shares subject to the ISO Plan or change the classes of persons eligible to receive options. Options may be granted pursuant to the ISO Plan until the expiration of the Plan on March 27, 2007.

Option activity under the plans is as follows:


                                                                       WEIGHTED
                                                                        AVERAGE
                                                    NUMBER OF          PRICE PER
                                                     SHARES              SHARE
Outstanding, January 1, 1996                        2,000,000         $     0.75

Granted                                               273,309               7.65
Exercised                                            (885,514)              0.82
Canceled                                              (32,500)              0.75
                                                   ----------

Outstanding, December 31, 1996                      1,355,295               2.10

Granted                                             1,315,617               4.81
Exercised                                            (431,250)              1.21
Canceled                                                 (250)              7.75
                                                   ----------

Outstanding, December 31, 1997                      2,239,412               3.86
                                                   ==========


At December 31, 1997 and 1996, 1,692,545 and 652,040 options were exercisable at a weighted average exercise price of $4.33 and $2.92, respectively.

Additional information regarding options outstanding as of December 31, 1997 is as follows:

                                           WEIGHTED AVG.
                                            REMAINING          WEIGHTED AVG.                          WEIGHTED AVG.
   RANGE OF              NUMBER            CONTRACTUAL          EXERCISE             NUMBER             EXERCISE
EXERCISE PRICES        OUTSTANDING            LIFE               PRICE             EXERCISABLE            PRICE
-----------------------------------------------------------------------------------------------------------------
        $0.75             710,000          7.03 years          $     0.75             333,750          $     0.75
$4.62 - $8.00           1,529,412          7.52 years          $     5.30           1,358,795          $     5.38
                       ------------------------------------------------------------------------------------------
                        2,239,412          7.36 years          $     3.86           1,692,545          $     4.47


At December 31, 1997, 6,443,824 shares were available for future grants under the Option plans.


As discussed in Note 1, the Company continues to account for its stock-based awards using the intrinsic value method in accordance with Accounting Principles Board Opinion No.25, Accounting for Stock Issued to Employees, and its related interpretations. Accordingly, no compensation expense has been recognized in the financial statements for employee stock arrangements.

Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, (SFAS No. 123) requires the disclosure of pro forma net income and earnings per share had the Company adopted the fair value method as of the beginning of fiscal 1995. Under SFAS No. 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The Company's calculations were made using the Black-Scholes option pricing model with the following weighted

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

average assumptions: expected life, 10 years; stock volatility, 85 % in 1996 and 68 % in 1997; risk free interest rates, 6.5% in 1996 and 5.5% in 1997; and no dividends during the expected term. The Company's calculations are based on an option valuation approach and forfeitures are recognized as they occur. If the computed fair values of the 1996 and 1997 awards had been amortized to expense over the vesting period of the awards, pro forma net (loss) income would have been $335,000 ($.02 per share) in 1996 and ($6,657,000) ($.37 per share) in
1997.

10.      COMMITMENTS AND CONTINGENCIES

Leases - The Company is committed under operating lease agreements for facilities and equipment. The facility leases contain provisions for annual rental increases.

Minimum annual rental commitments under operating leases are as follows:

    Year ending December 31:
           1997                                                       $  522,000
           1998                                                          436,000
           1999                                                          386,000
           2000                                                          329,000
           2001                                                          354,000
           Thereafter                                                  1,704,000
                                                                      ----------

                                                                      $3,731,000
                                                                      ==========


Rent expense for the years ended December 31, 1997 and 1996 was $578,00 and $650,000, respectively.

Contractual Arrangements - The Company has contractual arrangements with several celebrities and other third parties, including Marie Osmond, Annette Funicello and Bob Mackie. Under the terms of these contracts, the celebrities agree to act as spokesperson for their respective products, promote the product, approve the design and make a minimum number of public appearances. The Company is obligated to manufacture a safe product approved by the celebrity, hold the celebrity harmless from liability, maintain specified levels of liability insurance and pay royalties ranging from 5% to 10% of net wholesale and retail sales. Each contract has a termination clause in the event certain minimum annual sales are not attained (ranging from $50,000 to $500,000). In certain instances, the celebrity or other third party has the right to terminate the contract if the minimum sales level is not attained for any single year. The contracts run from 18 months to 5 years and contain audit clauses, with penalties for errors or omissions.

Letters of Credit - The Company finances certain collectible program purchases and other product utilizing irrevocable, transferable letters of credit. These letters of credit are issued to the Company by its major customer's bank, with the Company as the beneficiary. The Company then transfers a portion of the letter of credit to the Company's supplier to secure payment of the purchase. The Company and the supplier draw down the letter of credit when the supplier ships the product directly to the Company's customer. At December 31, 1997, there was approximately $88,000 outstanding (drawn down) under these letters of credit agreements.

Employment Contracts - The Company has entered into six employment agreements with Company officers with five-year terms. The agreements call for aggregate annual compensation of $1,015,000 and a discretionary bonus of up to 10% of operating income.

Litigation - The Company is subject to litigation in the normal course of business, none of which management believes is material to the financial statements at December 31, 1997.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

11.      LONG - TERM DEBT


Long-term debt at December 31, 1997 consists of:

Building mortgage, interest at 15.5% per annum,
  payable in monthly installments of $6,000, including
  interest, secured by real estate                                                     $ 349,000

Building mortgage, interest at 14.75% per annum,
  payable in monthly installments of $17,000 including
  interest, secured by real estate                                                       263,000

Equipment leases, interest ranging from 4.90% to 24.93% per annum, payable in aggregate monthly installments of $13,000, including interest, secured
  by equipment                                                                           291,000
                                                                                       ---------
                                                                                         903,000
Less current portion                                                                    (242,000)
                                                                                       ---------
                                                                                       $ 661,000
                                                                                       =========

Principal payments on long term debt are due approximately as follows:

        1998                                 $242,000
        1999                                  219,000
        2000                                   73,000
        2001                                   71,000
        2002                                   60,000
Thereafter                                    238,000
                                             --------
                                             $903,000
                                             ========


12.      SIGNIFICANT CONCENTRATIONS AND RISKS

Customer Concentration - During the years ended December 31, 1997 and 1996, the Company conducted business with one customer whose aggregate sales volume comprised approximately 29% and 43% of the Company's revenues, respectively. A reduction in sales to this customer could adversely impact the financial condition and operations of the Company.

Merchandise Risk - The Company's success is largely dependent on its ability to provide to its customers merchandise that satisfies consumer tastes and demand. Any inability to provide appropriate merchandise in sufficient quantities and in a timely manner could have a material adverse effect on the Company's business, operating results, and financial condition.

Foreign Currency - approximately 13% of the Company's revenues are derived from subsidiaries operating in Thailand. In an attempt to reduce economic risks associated with devaluations of the Thai baht, the Company's Thailand subsidiaries require their customers to remit payment in U.S. dollars. Included in other income for the year ended December 31, 1997 is $1,094,000 in transaction gains associated with this strategy. In the event the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

Thai baht strengthens in value against the U.S. dollar in the future, the Company will be exposed to foreign currency transaction losses under this strategy.


13.        INCOME TAXES

Provision (benefit) for income taxes consists of:               1997                  1996
Current federal and state income taxes                      $    37,000           $   227,000
Current foreign taxes                                            11,000               408,000
Deferred federal and state income taxes                      (1,095,000)             (185,000)
                                                            -----------           -----------
Provision (benefit) for income taxes                        $(1,047,000)          $   450,000
                                                            ===========           ===========

A reconciliation of the statutory federal rate and the provision (benefit) for income taxes is as follows:

                                                                1997                  1996
Federal tax at statutory rate                               $(1,895,000)          $   684,000
State taxes                                                     (28,000)               (8,000)
Goodwill Amortization                                           125,000                59,000
Residual U.S. tax on foreign earnings                          (883,000)             (313,000)
Valuation allowance                                             325,000                    --
Non-deductible interest on
     convertible debentures                                   1,219,000                    --
Other                                                            90,000                28,000
                                                            -----------           -----------

                                                            $(1,047,000)          $   450,000
                                                            ===========           ===========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

Significant components of the Company's deferred tax liabilities and assets for federal and state income taxes consists of the following:

                                                                 December 31, 1997
Deferred tax assets
 Bad debt reserve                                                   $   261,000
 Uniform Capitalization                                                 154,000
 Other Reserves                                                         796,000
 Returns and allowances                                                 419,000
 Pre-acquisition net operating loss carryforward                      2,370,000
 Post-acquisition net operating loss carry forward                    4,585,000
 Valuation allowance                                                 (2,187,000)
                                                                    -----------

Total deferred tax assets                                             6,398,000


Deferred tax liabilities
 Difference between book and tax basis of fixed assets              $  (271,000)
 Prepaids                                                            (1,563,000)
 State income taxes                                                    (308,000)
 Other                                                                  (90,000)
                                                                    -----------

Total deferred tax liabilities                                       (2,232,000)

                                                                    -----------
                                                                    $ 4,166,000
                                                                    ===========


The Company has not provided any residual U.S. tax on approximately $2,467,000 of the Company's foreign subsidiaries' undistributed earnings as the Company intends to indefinitely reinvest such earnings in the foreign subsidiaries.

The Company recorded a credit to equity of $1,354,000 as a result of the tax benefit from the exercise of stock options in 1996. During 1997 the Company had a tax deduction from exercises of stock options in the amount of $2,162,000. Since the Company does not have sufficient taxable income or carry back potential to utilize the deductions generated from the exercise of the options, approximately $5,319,000 of deductions for the current and prior year have not been recorded in the accompanying financial statements. As these losses are utilized in future years, the tax benefit will be recorded to equity.

The Company has an approximate $4,395,000 loss carryforward related to GCI and TKG which can be used to reduce future taxable income. Sections 382 and 383 of the Internal Revenue Code of 1986 place certain limitations on the use of these acquired losses. A maximum of $405,000 of the net operating loss carryforward can be utilized annually in 1998 and subsequent years. Any net operating loss not utilized will begin expiring in 2010.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

14.      DOMESTIC AND THAILAND OPERATIONS

A summary of domestic and Thailand operations is as follows:


                                                    Years ended December 31
                                                  1997                   1996
Net sales to unaffiliated customers:
Domestic                                      $ 59,230,000           $ 32,858,000
Thailand                                         9,060,000              9,237,000
                                              ------------           ------------
     Consolidated                             $ 68,290,000           $ 42,095,000
                                              ============           ============

Operating Income (Loss):
Domestic                                      $ (3,167,000)          $  1,135,000
Thailand                                         1,125,000              2,715,000
                                              ------------           ------------
Consolidated                                  $ (2,042,000)          $  3,850,000
                                              ============           ============

Identifiable Assets:
Domestic                                      $ 41,597,000           $ 40,883,000
Thailand                                         9,364,000             16,689,000
                                              ------------           ------------
Consolidated                                  $ 50,961,000           $ 57,572,000
                                              ============           ============


(1) Operating income is net sales less cost of goods sold and operating expenses.
(2) Identifiable assets are those assets of the Company that are located in, or related to operations in, each geographic area.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

15.     EARNINGS PER SHARE

        Earnings per common share (EPS) data were computed as follows:

Options and warrants to purchase 246,971 shares of common stock at $12 per share were outstanding during 1996 but were not included in the computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares.


                                                             1997                                          1996
                                          ------------------------------------------     -----------------------------------------
                                                                          Per-Share                                     Per-Share
                                            Income          Shares         Amount          Income         Shares         Amount
                                          ------------------------------------------     -----------------------------------------
Net Income (Loss)                         $(4,377,000)             --             --     $ 1,372,000             --             --

Basic EPS
Income (loss) available to
  common shareholders                      (4,377,000)     18,052,081    $     (0.24)    $ 1,372,000     14,713,903    $      0.09
                                                                         ===========                                   ===========
Effect of Dilutive Securities
Options and Warrants                               --              --             --              --      1,373,584             --
Convertible debentures                             --              --             --         148,000        383,137             --
                                                                                         --------------------------

Diluted EPS
Income (loss) available to common
  stockholders and assumed conversions    $(4,377,000)     18,052,081    $     (0.24)    $ 1,520,000     16,470,624    $      0.09
                                                                         ===========                                   ===========

16.   EMPLOYEE BENEFIT PLAN

Georgetown Collection, Inc. maintains a defined contribution plan (401(K)) covering employees who have completed six months of service. Matching Company contributions are made based upon 50% of participant contributions to a maximum of 2% of participant compensation. During the years ended December 31, 1997 and 1996, the Company made contributions of $37,000 and $32,000, respectively.

                                    ANNEX 1

                  See attached copies of Transaction Documents

                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 8, 1998, by and among THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (the "Company"), with headquarters located at 25800 Commercenter Drive, Lake Forest, CA 92630, and each of the purchasers (individually the "Purchaser" and collectively the "Purchasers") set forth on the execution page hereof (the "Execution Page").

     WHEREAS:

A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

B. The Company desires to sell, and each Purchaser desires to purchase, upon the terms and conditions stated in this Agreement in two tranches, (a), in the first tranche, (i) convertible debentures in the aggregate principal amount of Seven Million Dollars ($7,000,000) of the Company, in the form attached hereto as Exhibit A (the "Debentures"), convertible into shares of the Company's common stock, no par value per share (the "Common Stock"), which Debentures shall, upon the terms and conditions stated in this Agreement, prior to or simultaneously with the closing of the second tranche described below, be exchanged for shares of the Company's preferred stock with a stated value equal to the aggregate outstanding principal balance of the Debentures with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law (the "Preferred Stock"), and (ii) warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire an aggregate number of shares of Common Stock computed by dividing the aggregate principal amount of such Debentures by the Fixed Conversion Price (as defined in the Debentures) multiplied by fifteen percent (15%) and (b), in the second tranche,
(i) shares of Preferred Stock with an aggregate stated value of Three Million Dollars ($3,000,000) and (ii) Warrants to acquire an aggregate number of shares of Common Stock computed by dividing the aggregate stated value of such Preferred Stock by the Fixed Conversion Price multiplied by fifteen percent (15%). The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures or the Preferred Stock (which defined term shall be deemed to include both the Preferred Stock issued in exchange for the Debentures and the Preferred Stock issued in the second tranche, as described above) are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Debentures, the Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities."

C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1. PURCHASE AND SALE OF DEBENTURES, PREFERRED STOCK AND WARRANTS; EXCHANGE FOR PREFERRED STOCK

a. Purchase of Debentures, Preferred Stock and Warrants; Exchange for Preferred Stock. The issuance, sale and purchase of the Debentures, the Preferred Stock and the Warrants shall occur in two tranches with separate closings, the first of which is hereinafter referred to as the "First Closing," the second of which is hereinafter referred to as the "Second Closing". The exchange of the Debentures for the Preferred Stock shall occur prior to or simultaneously with the Second Closing and the closing related to such exchange shall be hereinafter referred to as the "Exchange Closing". Each of the First Closing, the Second Closing and the Exchange Closing is hereinafter referred to as a "Closing". On the date of the First Closing or the date of the Second Closing, as the case may be, subject to the satisfaction (or waiver) of the relevant conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, such Debentures or Preferred Stock, as the case may be, and the Warrants for the relevant purchase price as is set forth on such Purchaser's Execution Page attached hereto (the "Purchase Price"). Each Purchaser's obligation to purchase its Debentures or Preferred Stock, as the case may be, and Warrants hereunder is distinct and separate from each other Purchaser's obligation to purchase its Debentures or Preferred Stock, as the case may be, and Warrants and no Purchaser shall be required to purchase hereunder more than the number of its Debentures or Preferred Stock, as the case may be, and Warrants set forth on such Purchaser's Execution Page hereto notwithstanding any failure by any other Purchaser to purchase its Debentures or Preferred Stock, as the case may be, and Warrants hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser. On the date of the Exchange Closing, subject to the satisfaction (or waiver) of the relevant conditions set forth in Section 6 and Section 7 below, the Company shall issue shares of Preferred Stock to each Purchaser in exchange for such Purchaser's Debentures, and each Purchaser severally agrees to make such exchange. Each Purchaser's obligation to exchange its Debentures for Preferred Stock is distinct and separate from each other Purchaser's obligation to exchange its Debentures and no Purchaser shall be required to exchange hereunder more than the amount of Debentures such Purchaser had purchased notwithstanding any failure by any other Purchaser to exchange its Debentures hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

b. Form of Payment; Mechanism of Exchange. At each of the First Closing or the Second Closing, each Purchaser shall pay such Purchaser's Purchase Price hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed Debentures or Preferred Stock, as the case may be, and Warrants being purchased by such Purchaser and the Company shall deliver such Debentures or Preferred Stock, as the case may be, and Warrants against delivery of such Purchase Price. At the Exchange Closing, each Purchaser shall deliver such Purchaser's unconverted Debentures, against delivery of the shares of Preferred Stock being obtained by such Purchaser in such exchange and the Company shall deliver such Preferred Stock against delivery of such Debentures. Any interest accrued, but not paid, on the Debentures being exchanged shall, at the option of each Purchaser, be, at the time of such exchange, (i) payable to the Purchaser in cash, or (ii) included in the stated value of the Preferred Stock being received by such Purchaser for the Debentures being exchanged by such Purchaser.

c. Closing Date. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Debentures, Preferred Stock and the Warrants pursuant to this Agreement and the date and time of the exchange of the Debentures and the Warrants pursuant to this Agreement shall be (i) in the case of the First Closing, 12:00 noon Eastern Time on June 8, 1998 and (ii) in the case of the Second Closing, 12:00 noon Eastern Time on the fifth (5th) trading day following notification of satisfaction (or waiver) of the relevant conditions to such Closing and (iii) in the case of the Exchange Closing 12:00 noon Eastern Time on the fifth (5th) trading day following notification of satisfaction (or waiver) of the relevant conditions to such Closing, and prior to or simultaneously with the Second Closing (subject, in each case, to a two
(2) business day grace period at either party's option, but in no event later than June 10, 1998, in the case of the First Closing), or, in each case, such other time as may be mutually agreed upon by the Company and the Purchasers. The date of the First Closing, the Second Closing, or the Exchange Closing, as the case may be, shall hereinafter be referred to as the "First Closing Date," "Second Closing Date," or the "Exchange Closing Date," respectively. Each Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

a. Purchase for Own Account, Etc. Purchaser is purchasing the Securities for Purchaser's own account and not with a present view towards the sale or distribution thereof, and Purchaser acknowledges that the Securities may be sold only pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

b. Accredited Investor Status. Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

c. Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

d. Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser or its counsel. Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

e. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of Purchaser and such sale or transfer is pursuant to an exemption from such registration or pursuant to such registration; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

g. Legends. Purchaser understands that the Debentures and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder), or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or
(c) such holder provides the Company with reasonable assurances that such Security has been sold under Rule 144 or can be sold under Rule 144(k). Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security and Purchaser shall cooperate in the prompt replacement of such legend. Such legend shall be removed when such Security may be sold pursuant to an effective registration statement or sold under Rule 144.

h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

i. Residency. Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on the Execution Page hereto executed by Purchaser.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

    The Company represents and warrants to each Purchaser as follows:

a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Debentures, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debentures, the Warrants and the Registration Rights Agreement, to issue and sell the Debentures and Warrants in accordance with the terms hereof of the Preferred Stock to issue the Conversion Shares upon conversion of the Debentures in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof and, subject to
(x) the Company obtaining the approval of the shareholders of the Company of the matters referred to in Section 4(n) hereof, (y) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (z) the Company issuing the Preferred Stock to the Purchasers, to issue and sell the Preferred Stock in accordance with the terms hereof and to issue Conversion Shares upon conversion of the Preferred Stock; (ii) the execution, delivery and performance of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Debentures and the Warrants, and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by the Company's Board of Directors and, subject only to the approval of the Company's stockholders at the meeting of stockholders referred to in Section 4(n) hereof, no further consent or authorization of the Company, its Board of Directors or its stockholders is required; and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, the Debentures and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

c. Stockholder Authorization. The Company believes that neither the execution, delivery or performance of its obligations under this Agreement, the Debentures, the Preferred Stock, the Warrants or the Registration Rights Agreement by the Company nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Debentures, the Preferred Stock, or Warrants or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) require any consent or authorization of the Company's stockholders, including but not limited to consent under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. (the "NASD") or any similar rule, subject only, with respect to the creation and issuance of the Preferred Stock, the issuance of Conversion Shares in connection with the conversion of the Preferred Stock and the obligations and the transactions relating to the Second Closing and the Exchange Closing, to the approval of the Company's stockholders as required by applicable law, rule or regulation (including Rule 4460(i) promulgated by the NASD).

d. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Debentures and exercise of the Warrants is set forth on Schedule 3(d). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable (including the shares of Preferred Stock). No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are, and, upon issuance, the Preferred Stock will not be, subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 3(d), as of the date of this Agreement,
(i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(d), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Debentures, the Preferred Stock, or the Warrants. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. On the date of each Closing, respectively, except for the issuance of some or all of the Securities as contemplated hereby, there are no changes to the representations and warranties contained in this Section 3(d). The officer's certificate referred to in Section 7(a)(iv) and Section 7(b)(iii) shall contain a written update of Schedule 3(d) as of each Closing Date.

e. Issuance of Shares. The Conversion Shares related to the Debentures (subject to the limitations set forth in the Debentures) and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Debentures and exercise of the Warrants in accordance with, and subject to the limitations set forth in the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. Following (i) the Company obtaining the approval of the shareholders of the Company of the matters referred to in Section 4(n) hereof, (ii) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (iii) the Company issuing the Preferred Stock to the Purchasers in accordance with the terms of this Agreement, the Conversion Shares related to the Preferred Stock will be duly authorized and reserved for issuance, and upon conversion of the Preferred Stock in accordance with and subject to the limitations related to, the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

f. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Debentures, the Preferred Stock and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Debentures, the Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), provided, however, that the authorization and issuance of the Preferred Stock and the exchange of the Debentures for the Preferred Stock shall require (i) the Company obtaining the approval of the shareholders of the Company of the matters referred to in
Section 4(n) hereof, (ii) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (iii) the Company issuing the Preferred Stock to the Purchasers in accordance with the terms of this Agreement. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as each Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and except for filing an amendment to the Company's Articles of Incorporation to authorize the Preferred Stock, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Debentures or the Warrants, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

g. SEC Documents, Financial Statements. Since January 26, 1995, the date on which the Company consummated its initial public offering (the "IPO Date"), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and after the IPO Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

h. Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(h).

i. Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body including, without limitation, the Securities and Exchange Commission or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which will have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

j. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as set forth on Schedule 3(j), neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

k. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

l. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to each Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

m. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that each of Purchasers is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way, except as provided for or contemplated in Section 2 hereof. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

n. Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

o. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

p. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

q. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with The Shemano Group, whose commissions and fees will be paid by the Company.

r. Acknowledgment of Dilution. The number of Conversion Shares issuable upon conversion of the Debentures may increase substantially in certain circumstances, including the circumstance wherein the trading price of the Common Stock declines. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures in accordance with the terms of the Debentures is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Debentures and the Warrants hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

s. Tax Status. Except as set forth in the SEC Documents filed prior to the date hereof or on Schedule 3(s), the Company and each of its subsidiaries has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

t. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(t) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

4.   COVENANTS.

a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the First Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the First Closing Date. Within two trading days after the First Closing, the Company agrees to file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

c. Reporting Status. So long as the Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

d. Use of Proceeds; Limitation on Acquisitions. The Company shall use the proceeds from the sale of the Debentures and the Warrants as set forth on
Schedule 4(d); provided, further, that the Company shall not use such proceeds
(i) to repurchase any Common Stock, (ii) to engage in any type of investment activity similar to that conducted on the date hereof by the Company's investment division or to otherwise provide such funds to such investment division, (iii) to make loans or engage in transactions with its directors, officers, employees, shareholders or their family members and affiliates (as such term is defined in Rule 12b-2 of the Exchange Act) of such persons or the Company or (iv) to acquire any stock of or ownership interest of any kind in, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever. The Company shall not use any working capital to acquire any stock of or ownership interest of any kind in, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever without the written consent of the Purchasers.

e. Additional Equity Capital; Right of First Offer. The Company agrees that during the period beginning on the date hereof and ending on the date which is 240 days following the First Closing Date (the "Lock-Up Period"), the Company will not, without the prior written consent of each Purchaser, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) ("Future Offerings"). In addition, the Company will not conduct any Future Offering during the period beginning on the date hereof and ending 120 days following the expiration of the Lock-Up Period, unless it shall have first delivered to each Purchaser, at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing each Purchaser and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitations"); provided, however, that in the event more than one Purchaser desires to purchase such securities, (a) the interested Purchasers may allocate such Future Offering among themselves by agreement among such Purchasers or, in the event such

Purchasers cannot reach an agreement in such period, such Future Offering shall be allocated among them on a pro rata basis equal to the percentage each such Purchaser's Purchase Price bears to the sum of the Purchase Prices of such interested Purchasers. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to (i) the issuance of securities pursuant to an underwritten public offering,
(ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option or restricted stock plan for the benefit of the Company's employees or directors.

f. Expenses. The Company shall pay to each Purchaser, at each Closing, reimbursement for the expenses reasonably incurred by such Purchaser and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon each Purchaser's written request, the Company shall pay to such Purchaser such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by such Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. Notwithstanding the foregoing, the Company shall not be obligated to reimburse the Purchasers for more than $35,000 pursuant to this Section 4(f).

g. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its
Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

h. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the Debentures and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Debentures and the Warrants. In that regard, a "sufficient number of shares" with respect to the Debentures shall be deemed to be equal to the number of shares of Common Stock required to be reserved for issuance by the Company pursuant to Article IV of the Debentures, including without limitation, any increase in the number of shares so reserved that may be required in certain circumstances pursuant to such Article. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Debentures and the full exercise of the Warrants (except as a result of any such conversion or exercise) without the consent of the Purchasers.

i. Listing. The Company shall promptly secure the listing of (i) the Conversion Shares issuable upon the conversion of the Debentures, subject to the limitations contained therein, and (ii) following (x) the Company obtaining the approval of the shareholders of the Company of the matters referred to in
Section 4(n) hereof, (y) the Company filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (z) the Company issuing the Preferred Stock to the Purchasers in accordance with the terms of this Agreement, the Conversion Shares issuable upon the conversion of the Preferred Stock and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Debentures and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Conversion Shares and Warrant Shares are outstanding. The Company shall promptly provide to the holders of the Debentures copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

j. Corporate Existence. So long as a Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Debentures and the Warrants (except as otherwise provided therein) and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Debentures and the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or

AMEX. Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in any merger, consolidation or sale of all or substantially all of its assets at any time prior to the effectiveness of the registration statement required to be filed pursuant to the Registration Rights Agreement without (A) providing each Purchaser with written notice of such transaction at least sixty (60) days prior to the consummation of the transaction and (B) obtaining the written consent of all of the Purchasers interest of the then outstanding principal amount of the Debentures on or before the 10th day after the delivery of such notice by the Company.

k. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

l. Redemptions and Dividends. So long as any Purchaser beneficially owns any Debentures, the Company shall not, without first obtaining the written approval of such Purchaser, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

m. Proxy. The Company shall use its best efforts to cause Louis L. Knickerbocker, Tamara Knickerbocker, Anthony P. Shutts, Gerald Margolis and William R. Black to each execute a proxy in form and substance satisfactory to the Purchasers (collectively, the "Proxies") wherein such persons would agree with the Company to vote all shares of Common Stock they own in favor of the transactions contemplated by this Agreement in connection with the shareholder vote required by Section 4(n) hereof and the Company shall use its best efforts to enforce such Proxies in any such shareholder vote.

n. Stockholders' Meeting. The Company shall call a meeting of its stockholders to be held as promptly as practicable and in any event within one hundred twenty
(120) days of the First Closing Date for the purpose of voting upon and approving this Agreement, the Debentures, Warrants and Registration Rights Agreement, the authorization and issuance of the Preferred Stock, the exchange of the Debentures for Preferred Stock and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities. The Company shall, through its Board of Directors, recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters sufficient to comply with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD.

o. Preferred Stock. The Company shall use its best efforts to take all action necessary to issue Preferred Stock with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law and to exchange such Preferred Stock for the Debentures upon the terms and conditions stated herein, including, without limitation as promptly as practicable after (i) obtaining the approval of the shareholders of the Company of the matters referred to in Section 4(n) hereof; (ii) filing an amendment to its Articles of Incorporation to authorize the Preferred Stock and (iii) issuing the Preferred Stock to the Purchasers.

5.   TRANSFER AGENT INSTRUCTIONS.

a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Debentures or exercise of the Warrants, as applicable. To the extent and during the periods provided in
Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to
Section 2(f) hereof in the case of the transfer of the Conversion Shares and the Warrant Shares prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

c. If any Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144 or such Securities may be sold pursuant to an effective registration statement, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
     ----------------------------------------------

     The obligation of the Company hereunder to issue and sell the Debentures, Preferred Stock and the Warrants to each Purchaser hereunder, and to exchange Preferred Stock for the Debentures, at each Closing, is subject to the satisfaction, at or before the relevant Closing Date, of each of the following conditions thereto relevant to such Closing, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

1.   A. With respect to the First Closing:

(i) Each Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

(ii) Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

(iii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the First Closing Date.

(iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

b.   With respect to the Exchange Closing:

(i) Each Purchaser shall have delivered such Purchaser's Debentures in accordance with Section 1(b) above.

(ii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Exchange Closing Date.

(iii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(iv) This Agreement, the Debentures, Preferred Stock, Warrants and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the creation and issuance of the Preferred Stock and the exchange of the Preferred Stock for the Debentures, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.

c. With respect to the Second Closing:

(i) Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

(ii) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Second Closing Date.

(iii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(iv) This Agreement, the Debentures, Preferred Stock, Warrants and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the creation and issuance of the Preferred Stock, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.

7.   CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

     The obligation of each Purchaser hereunder to purchase such Purchaser's Debentures and the Warrants hereunder, and to exchange Debentures for the Preferred Stock, at each Closing, is subject to the satisfaction, at or before the relevant Closing Date, of each of the following conditions relevant to such Closing, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

a.   With respect to the First Closing:

(i) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

(ii) The Company shall have delivered to such Purchaser such Purchaser's duly executed Debentures and Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(b) above.

(iii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iv) The representations and warranties of the Company shall be true and correct as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or the Chief Financial Officer or any Executive Vice-President of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser including, without limitation, a written update of Schedule 3(d).

(v) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(vi) Such Purchaser shall have received an opinion of the Company's counsel, dated as of the First Closing Date, in form, scope and substance reasonably satisfactory to such Purchaser and in substantially the form of Exhibit D attached hereto.

(vii) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

(viii) No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

(ix) Such Purchaser shall have received the Proxies in form and substance satisfactory to such Purchaser and such Proxies shall remain in full force and effect and shall not have been revised or amended in any way.

(x) The Purchasers shall have entered into a waiver and agreement for the transactions contemplated hereby with Bank Boston, N.A. relating to that certain Loan and Security Agreement dated as of July 16, 1997 among various Borrowers, including the Company, and Bank Boston, N.A. on terms and conditions acceptable to the Purchasers in their sole discretion.

(xi) The Purchasers shall have completed their due diligence regarding the Company to their complete satisfaction in their sole discretion.

b.   With respect to the Exchange Closing:

(i) The Company shall have delivered to such Purchaser such Purchaser's duly authorized and issued shares of Preferred Stock in accordance with Section 1(b) above.

(ii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iii) The representations and warranties (including any additional representations and warranties with respect to the Preferred Stock as may be requested by the Purchasers) of the Company shall be true and correct as of the date when made and as of the Exchange Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Exchange Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer or any Executive Vice-President of the Company, dated as of the Exchange Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser including, without limitation, a written update of
Schedule 3(d).

(iv) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(v) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Exchange Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit D attached hereto (with such additions relating to the Preferred Stock as are usual and customary or advisable in the judgment of the Purchasers).

(vi) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

(vii) No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

(viii) This Agreement, the Debentures, Warrants and Registration Rights Agreement, the Preferred Stock and the exchange of the Preferred Stock for the Debentures and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.

(ix) The Registration Statement required to be filed by the Company pursuant to
Section 2(a) of the Registration Rights Agreement shall have been declared effective by the SEC no later than 180 days after the First Closing Date and shall be effective and available for use by the Purchasers as of the Exchange Closing Date.

(x) The Preferred Stock shall have terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law.

c.   With respect to the Second Closing:

(i) The Company shall have delivered to such Purchaser such Purchaser's duly executed certificates representing shares of Preferred Stock and Warrants (in such denominations as such Purchaser shall request) in accordance with Section 1(b) above.

(ii) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASDAQ.

(iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing Date. Each Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer or any Executive Vice-President of the Company, dated as of the Second Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by any Purchaser including, without limitation, a written update of
Schedule 3(d).

(iv) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(v) The Purchasers shall have received an opinion of the Company's counsel, dated as of the Second Closing Date, in form, scope and substance reasonably satisfactory to the Purchasers and in substantially the form of Exhibit D attached hereto (with such additions relating to the Preferred Stock as are usual and customary or advisable in the judgment of the Purchasers).

(vi) The Company shall have delivered evidence reasonably satisfactory to each Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

(vii) No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

(viii) The First Closing shall have occurred and the Exchange Closing shall have occurred or shall occur simultaneously with the Second Closing.

(ix) This Agreement, the Debentures, Warrants and Registration Rights Agreement, the Preferred Stock and the exchange of the Debentures for the Preferred Stock and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the stockholders of the Company in compliance with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD or any similar rule, at the stockholders' meeting referred to in Section 4(n) hereof.

(x) The Registration Statement required to be filed by the Company pursuant to
Section 2(a) of the Registration Rights Agreement shall have been declared effective by the SEC no later than 180 days after the First Closing Date and shall be effective and available for use by the Purchasers as of the Second Closing Date.

(xi) The Closing Bid Price (as defined in the Debentures) for the Common Stock for any twenty (20) out of the thirty (30) consecutive trading days ending on the trading day immediately preceding the Second Closing Date (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such thirty (30) trading day period) shall have been equal to or greater than $7.50 per share.

(xii) The Second Closing Date shall be at least ninety (90) days after the First Closing Date and no more than one (1) year after the First Closing Date.

(xiii) At or prior to the Second Closing, the Debentures shall have been exchanged for the Preferred Stock on terms and conditions satisfactory to the Purchasers.

(xiv) The Preferred Stock shall have terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments including, without limitation, only those voting rights required by law.

8.   GOVERNING LAW; MISCELLANEOUS.

a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in San Francisco, California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                         If to the Company:

                         The L.L. Knickerbocker Co., Inc.
                         25800 Commercenter Drive
                         Lake Forest, CA   92630
                         Telecopy: (714) 595-7913
                         Attention: Anthony P. Shutts, CFO
                         with a copy to:

                         William R. Black, Esq.
                         29 Summitcrest
                         Dove Canyon, CA   92679
                         Telecopy: (714) 888-7700

     If to any Purchaser, to the address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser.

     Each party shall provide notice to the other parties of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, each Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit any Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Debentures, the Warrants or the Registration Rights Agreement, the Securities may be pledged and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive each Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Debentures, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such Purchaser or holder of the Securities as an investor in the

Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

j. Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby, including, without limitation, the proxy solicitation materials related to the stockholders' meeting referred to in Section 4(n) hereof; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although each Purchaser shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l. Termination. In the event that the First Closing Date shall not have occurred on or before June 10, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Debentures, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

THE L.L. KNICKERBOCKER CO., INC.

By:      /s/ Anthony P. Shutts
Name:    Anthony P. Shutts
Title:   Chief Financial Officer

                                                                       EXHIBIT A
                                                                              to
                                                                      Securities
                                                                        Purchase
                                                                       Agreement


THIS CONVERTIBLE TERM DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                           CONVERTIBLE TERM DEBENTURE

Date: June 8, 1998  $__________

FOR VALUE RECEIVED, THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (hereinafter called the "Borrower" or the "Corporation") hereby promises to pay to the order of ______________________ or registered assigns (individually, the "Holder", and collectively with the holders of all other debentures of same like and tenor, the "Holders") the sum of _________ Dollars ($_______) on October 6, 1998 (the "Scheduled Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of six percent (6%) per annum from the date hereof (the "Issue Date") until the same becomes due and payable (which interest shall accrue on a daily basis), whether at maturity or upon acceleration or otherwise. Any amount of principal of or interest on this Debenture which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid. Interest shall be calculated based on a 360 day year and shall commence accruing on the Issue Date and, to the extent not converted in accordance with the provisions hereof, shall be payable in arrears at such time as the outstanding principal balance hereof with respect to which such interest has accrued becomes due and payable hereunder. All payments of principal and interest (to the extent not converted in accordance with the terms hereof) shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Debenture.

     This Debenture is being issued by the Borrower along with similar convertible term debentures (the "Other Debentures" and, together with this Debenture, the "Debentures") pursuant to that certain Securities Purchase Agreement, dated as of June 8, 1998 by and among the Borrower and the other signatories thereto (the "Securities Purchase Agreement"). This Debenture shall, upon the terms and conditions stated in the Securities Purchase Agreement, be exchanged for shares of the Company's preferred stock with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law.

                                    ARTICLE I

                                   PREPAYMENT

A. Limited Right to Prepay. Upon the occurrence of an Event of Default (as defined herein), this Debenture shall be prepaid by the Borrower in accordance with the provisions of Article VII hereof. Except as provided in Paragraph B of this Article I, this Debenture may not be prepaid at the option of Borrower without the prior written consent of the Holder.

B. Prepayment at Borrower's Option.

     (i) Within 5 calendar days prior to the beginning of any month during which the Debentures are outstanding, the Borrower shall provide written notice to the Holders by facsimile and overnight courier as to whether the Borrower will prepay any conversions of Debentures in such calendar month (an "Optional Prepayment Notice"). In the event the Borrower fails to provide an Optional Prepayment Notice to the Holders within such 5 day period, the Borrower shall not be permitted to prepay any conversions of Debentures during such calendar month. In the event a timely Optional Prepayment Notice is provided as aforesaid, upon Borrower's receipt of a Notice of Conversion (as defined in Article III.B below) effected at a Conversion Price (as defined in Article II.E below) determined by the Variable Conversion Price (as defined in Article II.H below) then in effect, so long as (x) no Event of Default (irrespective of the provision of notice, the passage of time or otherwise) or any event which, with the passage of time, would become an Event of Default shall have occurred, (y) the Borrower is not in material violation of any of its obligations under the Securities Purchase Agreement or that certain Registration Rights Agreement, dated as of June 5, 1998, by and among the Borrower, the Holder and the other signatories thereto (the "Registration Rights Agreement"), and (z) the Registration Statement (as defined in the Registration Rights Agreement) is effective and available for use) then the Borrower shall be obligated to prepay ("Prepayment at Borrower's Election") the entire portion, but only the entire portion, of this Debenture which is the subject of the Notice of Conversion for the Optional Prepayment Amount (as defined below).

      (ii) The "Optional Prepayment Amount" with respect to any portion of this Debenture means an amount, in cash, equal to the product of (x) the Closing Bid Price (as defined in Article II.A below) of the Common Stock on the Conversion Date specified in the Notice of Conversion and (y) the quotient arrived at by dividing (I) the Conversion Amount (as defined in Article II.B below) by (II) the Conversion Price in effect on the Conversion Date specified in the Notice of Conversion. The Optional Prepayment Amount shall be paid to the Holder on or before the date (the "Optional Prepayment Date") which is three (3) business days after the date on which the Borrower has received a Notice of Conversion; provided, however, that the Borrower shall not be obligated to deliver any portion of the Optional Prepayment Amount until either the Debenture being prepaid is delivered to the office of the Borrower or its transfer agent, or the Holder notifies the Borrower or its transfer agent that such Debenture has been lost, stolen or destroyed and delivers the documentation required in accordance with Article IX.H hereof.

      (iii) If the Borrower fails to deliver the Optional Prepayment Amount to the Holder on or before the Optional Prepayment Date (an "Optional Prepayment Default"), the Borrower shall pay to Holder an amount equal to:

                 (.24) x (D/365) x (Optional Prepayment Amount) where:

     "D" means the number of days from the Optional Prepayment Date through and including the date on which the Borrower delivers the Optional Prepayment Amount to the Holder.

     The payments to which Holder shall be entitled pursuant to this subparagraph (iii) are referred to herein as "Prepayment Default Payments." Holder may elect to receive accrued Prepayment Default Payments in cash or to convert all or any portion of such accrued Prepayment Default Payments, at any time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Optional Prepayment Default through the Conversion Date for such conversion. In the event Holder elects to receive any Prepayment Default Payments in cash, it shall so notify the Corporation in writing. In the event Holder elects to convert all or any portion of the Prepayment Default Payments into Common Stock, Holder shall indicate on a Notice of Conversion such portion of the Prepayment Default Payments which Holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of Article III.

          (iv) In the event of an Optional Prepayment Default, the Holder shall have the right, at any time prior to the Borrower's delivery of the Optional Prepayment Amount to the Holder, to convert the Optional Prepayment Amount into Common Stock in accordance with the procedures set forth in Article III hereof at the lowest Conversion Price in effect during the period beginning on, and including, the Conversion Date specified in the Notice of Conversion which triggered the Borrower's rights pursuant to Paragraph B(i) above through and including the day such shares of Common Stock are delivered to the Holder.

          (v) In the event of an Optional Prepayment Default hereunder or under any other Debenture, the Borrower shall forever forfeit its rights to effect a Prepayment at Borrower's Election pursuant to this Article I.B.

                                   ARTICLE II

                               CERTAIN DEFINITIONS

          The following terms shall have the following meanings:

A. "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal United States securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the aggregate principal amount represented by the then outstanding Debentures ("Majority Holders") if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for such security, on the next preceding date which was a trading date. If the Closing Bid Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

B. "Conversion Amount" means the portion of the principal amount of this Debenture being converted plus any accrued and unpaid interest thereon through the Conversion Date and any Prepayment Default Payments payable with respect thereto, each as specified in the notice of conversion in the form attached hereto (the "Notice of Conversion").

C. "Conversion Date" means, for any Optional Conversion (as defined below), the date specified in the Notice of Conversion so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation at or before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

D. "Conversion Percentage" shall have the following meaning and shall be subject to adjustment as provided herein:

       If the Conversion Date is:              Then the Conversion Percentage is:
       -------------------------               ---------------------------------
       Prior to the 181st day                                  100%
       following the Issue Date

       On or after the 181st day following                      97%
       the Issue Date and Prior to the
       271st day following the Issue Date

       On or after the 271st day following                    94.5%
       the Issue Date and Prior to the
       366th day following the Issue Date

       On or after the 366th day following                      92%
       the Issue Date and Prior to the
       731st day following the Issue Date

       On or after the 731st day following                      90%
       the Issue Date

E. "Conversion Price" means (i) with respect to any Conversion Date occurring prior to the earliest of (a) the 181st day following the Issue Date, (b) the first Announcement Date (as defined in Article VIII.C hereof) after the Issue Date or (c) the delivery by the Corporation of the notice specified in Section 4(j)(A) of the Securities Purchase Agreement (as defined herein) (such earliest date referred to herein as the "First Variable Conversion Date"), the Fixed Conversion Price and (ii) with respect to any Conversion Date on or after the First Variable Conversion Date, the lower of the Fixed Conversion Price and the Variable Conversion Price, each in effect as of such date and subject to adjustment as provided herein.

F. "Fixed Conversion Price" means $4.02, and shall be subject to adjustment as provided herein.

G. "N" means the number of days from, but excluding, the Issue Date.

H. "Variable Conversion Price" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage then in effect by the average of the lowest Closing Bid Prices for the Corporation's common stock, no par value per share ("Common Stock"), for any seven (7) trading days during the thirty (30) consecutive trading days ending on the trading day immediately preceding such date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such thirty (30) trading day period), and shall be subject to adjustment as provided herein. For the avoidance of doubt, the trading day immediately preceding any Conversion Date is the last calendar day that is a trading day and which is immediately preceding the Conversion Date.

                                   ARTICLE III

                                   CONVERSION

A. Conversion at the Option of the Holder. (i) Subject to the limitations on conversions contained in Paragraph C of this Article III, the Holder may, at any time and from time to time on or after the Issue Date, convert (an "Optional Conversion") all or any part of the outstanding principal amount of this Debenture, plus all accrued interest thereon through the Conversion Date, into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

                                Conversion Amount
                                -----------------
                                Conversion Price

B. Mechanics of Conversion. In order to effect an Optional Conversion, a

Holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation for the Common Stock and (y) surrender or cause to be surrendered this Debenture, duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall immediately send, via facsimile, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either this Debenture is delivered to the Corporation as provided above, or the Holder notifies the Corporation that such certificates have been lost, stolen or destroyed and delivers the documentation to the Company required by Article IX.H hereof.

(i) Delivery of Common Stock Upon Conversion. Upon the surrender of this Debenture accompanied by a Notice of Conversion, the Corporation shall, no later than the later of (a) the second business day following the Conversion Date and
(b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to
Article IX.H) (the "Delivery Period"), issue and deliver to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of the portion of this Debenture being converted and (y) a new Debenture in the form hereof representing the balance of the principal amount hereof not being converted, if any. If the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a Holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(ii) Taxes. The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of this Debenture.

(iii) No Fractional Shares. If any conversion of this Debenture would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Debentures shall be the next higher whole number of shares.

(iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within two business days of receipt of the Notice of Conversion. The accountant, at the Corporation's sole expense, shall audit the calculations and notify the Corporation and the holder of the results no later than two business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

C. Limitations on Conversions. The conversion of this Debenture shall be subject to the following limitations (each of which limitations shall be applied independently):

(i) Cap Amount. If, notwithstanding the representations and warranties of the Company contained in Section 3(c) of the Securities Purchase Agreement, the Company is prohibited by Rule 4460(i) of the National Association of Securities Dealers, Inc. ("NASD"), or any successor or similar rule, or the rules or regulations of any other securities exchange on which the Common Stock is then listed or traded, from issuing a number of shares of Common Stock in excess of a prescribed amount (the "Cap Amount"), then the Company shall not be required to issue shares in excess of the Cap Amount; provided, however, that this limitation in this Article III.C.(i) shall not apply and shall be of no further force and effect after the date of the effectiveness of the shareholder approval (the "Shareholder Approval Date") referred to in Section 4(n) of the Securities Purchase Agreement. Assuming solely for purposes of this paragraph C that such Rule 4460(i) is applicable, the Cap Amount shall be 3,813,503 shares. The Cap Amount shall be allocated pro rata to the Holders of the Debentures as provided in Article IX.D. In the event the Corporation is prohibited from issuing shares of Common Stock as a result of the operation of this subparagraph (i), the Corporation shall comply with Article VI.

(ii) No Five Percent Holders. In no event shall a holder of the Debentures be entitled to receive shares of Common Stock upon a conversion to the extent that the sum of (x) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of the Debentures or the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, the warrants (the "Warrants") issued by the Corporation pursuant to the Securities Purchase Agreement) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this subparagraph is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) above. Except as provided in the immediately succeeding sentence, the restriction contained in this subparagraph (ii) shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holders of a majority of the outstanding principal amount of the Debentures shall approve such alteration, amendment, deletion or change. In applying the foregoing, such limitation should be applied in conjunction with the application of limitations on conversion or exercise analogous to the foregoing limitation.

                                   ARTICLE IV

                      RESERVATION OF SHARES OF COMMON STOCK

A. Reserved Amount. On the Issue Date, the Corporation shall reserve 3,000,000 of the authorized but unissued shares of Common Stock for issuance upon conversion of the Debentures and, within one week of the Issue Date, the Corporation shall increase such number of shares so reserved from 3,000,000 to at least 3,720,000 and thereafter the number of authorized but unissued shares of Common Stock so reserved (as so increased, the "Reserved Amount") shall not be decreased and shall at all times be sufficient to provide for the conversion of the Debentures at the then current Conversion Price thereof. The Reserved Amount shall be allocated to the Holders of the Debentures as provided in
Article IX.D.

B. Increases to Reserved Amount. If the Reserved Amount for any three consecutive trading days (the last of such three trading days being the "Authorization Trigger Date") shall be less than 135% of the number of shares of Common Stock issuable upon conversion of the Debentures, the Corporation shall immediately notify the Holders of the Debentures of such occurrence and shall take immediate action (including, if necessary, seeking shareholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the Debentures. In the event the Corporation fails to so increase the Reserved Amount within, in the event shareholder approval is required, ninety (90) days, or, in the event only approval of the Company's Board of Directors is required, ten (10) days after an Authorization Trigger Date, each Holder of the Debentures shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Default Notice (as defined in Article VII.C) to the Corporation, to require the Corporation to prepay for cash, at the Default Amount (as defined in Article VII.B), a portion of the Holder's principal amount outstanding of the Debentures (plus accrued interest thereon) such that, after giving effect to such prepayment, the holder's allocated portion of the Reserved Amount exceeds 135% of the total number of shares of Common Stock issuable to such holder upon conversion of its Debenture. If the Corporation fails to pay the Default Amount within five (5) business days after its receipt of such Default Notice, then such Holder shall be entitled to the remedies provided in Article VII.C. Subject to the limitations on issuance of shares of Common Stock in excess of any Holder's Cap Amount, notwithstanding anything else contained herein, if the Corporation has a sufficient number of authorized shares of Common Stock, the Corporation shall immediately issue additional shares of Common Stock to any Holder who has exceeded its allocated portion of the Reserved Amount upon conversions by such Holder of its Debentures.

C. Adjustment to Conversion Price. If the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because the Corporation does not then have available a sufficient number of authorized and reserved shares of Common Stock, then the Fixed Conversion Price in respect of any Debentures held by any Holder (including Debentures submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to any such Holder) shall be adjusted as provided in Article V.A.

                                    ARTICLE V

                         FAILURE TO SATISFY CONVERSIONS

A. Conversion Defaults; Adjustments to Conversion Price. The following shall constitute a "Conversion Default": (i) following the submission by a Holder of a Notice of Conversion, the Corporation fails for any reason (other than because of an event described in clause (iii) below) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such conversion, such number of freely tradeable shares of Common Stock to which such Holder is entitled upon such conversion, (ii) the Corporation provides notice to any Holder of a Debenture at any time of its intention not to issue freely tradeable shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of the Debentures (other than because of an event described in clause (iii) below), or (iii) the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because the Corporation (A) does not have available a sufficient number of authorized and reserved shares of Common Stock or (B) such issuance would exceed the then unissued portion of such Holder's Cap Amount. In the case of a Conversion Default described in clause (i) or (iii) above, the Fixed Conversion Price in respect of any Debentures held by such Holder

(including Debentures submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to such Holder) shall thereafter be the lesser of (x) the Fixed Conversion Price on the date of the Conversion Default and (y) the lowest Conversion Price in effect during the period beginning on, and including, such date through and including (A) in the case of a Conversion Default referred to in clause (i) above, the earlier of (1) the day such shares of Common Stock are delivered to the Holder and (2) the day on which the holder regains its rights as a holder of the Debentures with respect to such unconverted Debentures pursuant to the provisions of Article IX.L hereof, and
(B) in the case of a Conversion Default referred to in clause (iii) above, the date on which the prohibition on issuances of Common Stock terminates. In the case of a Conversion Default described in clause (ii) above, the Fixed Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default through and including the Default Cure Date (as hereinafter defined). Following any adjustment to the Fixed Conversion Price pursuant to this Article V.A, the Fixed Conversion Price shall thereafter be subject to further adjustment for any events described in Article VIII. Upon the occurrence of each reset of the Fixed Conversion Price pursuant to this Paragraph A, the Corporation, at its expense, shall promptly compute the new Fixed Conversion Price and prepare and furnish to each Holder of the Debentures a certificate setting forth such new Fixed Conversion Price and showing in detail each Conversion Price in effect during such reset period.

     "Default Cure Date" means (i) with respect to a Conversion Default described in clause (i) of its definition, the date the Corporation effects the conversion of all of the outstanding Debentures, and (ii) with respect to a Conversion Default described in clause (ii) of its definition, the date the Corporation issues freely tradeable shares of Common Stock in satisfaction of all conversions of the Debentures in accordance with Article III.A, and (iii) with respect to either type of a Conversion Default, the date on which the Corporation prepays the Debentures held by such holder pursuant to paragraph C of this Article V.

B. Buy-In Cure. Unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) (a) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to a Holder upon a conversion of the Debentures or (b) there shall occur a Legend Removal Failure (as defined in Article VII.A(iv) below) and (ii) thereafter, such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Holder of the unlegended shares of Common Stock (the "Sold Shares") which such Holder anticipated receiving upon such conversion (a "Buy-In"), the Corporation shall pay such Holder (in addition to any other remedies available to the Holder) the amount by which (x) such Holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such Holder from the sale of the Sold

Shares. For example, if a Holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the Holder $1,000. A Holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such Holder pursuant to this Paragraph B. The Corporation shall make any payments required pursuant to this Paragraph B in accordance with and subject to the provisions of Article IX.J.

C. Right to Require Prepayment. If the Corporation fails, and such failure continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the Holder, for any reason (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount or Cap Amount, for which failures the Holders shall have the remedies set forth in Articles IV and VI, respectively) to issue shares of Common Stock within 10 business days after the expiration of the Delivery Period with respect to any conversion of the Debentures, then the Holder may elect at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Default Notice (as defined in Article VII.C) to the Corporation, to have all or any portion of such Holder's outstanding Debentures prepaid by the Corporation for cash, at the Default Amount (as defined in Article VII.B). If the Corporation fails to pay such Default Amount within five business days after its receipt of a Default Notice, then such Holder shall be entitled to the remedies provided in Article VII.C.

                                   ARTICLE VI

                     INABILITY TO CONVERT DUE TO CAP AMOUNT

A. Obligation to Cure. If at any time prior to the Shareholder Approval Date the then unissued portion of any Holder's Cap Amount is less than 135% of the number of shares of Common Stock then issuable upon conversion of such Holder's Debentures (a "Trading Market Trigger Event"), the Corporation shall immediately notify the Holders of Debentures of such occurrence and shall take immediate action (including, if necessary, seeking the approval of its shareholders to authorize the issuance of the full number of shares of Common Stock which would be issuable upon the conversion of the Debentures but for the Cap Amount) to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Cap Amount ("Trading Market Prohibitions"). In the event the Corporation fails to eliminate all such Trading Market Prohibitions within ninety (90) days after the Trading Market Trigger Event, then each Holder of Debentures shall thereafter have the option, exercisable in whole or in part at any time and from time to time until such date that all such Trading Market Prohibitions are eliminated, by delivery of a Default Notice (as defined in Article VII.C) to the Corporation, to require the Corporation to repay for cash, at the Default

Amount, a principal amount of the Holder's Debentures such that, after giving effect to such repayment, the then unissued portion of such Holder's Cap Amount exceeds 135% of the total number of shares of Common Stock issuable upon conversion of such Holder's Debentures. If the Corporation fails to pay the Default Amount within five (5) business days after its receipt of a Default Notice, then such Holder shall be entitled to the remedies provided in Articles VI.B and VII.C. On or after the Shareholder Approval Date, the Corporation shall treat any such Trading Market Prohibitions as eliminated.

B. Remedies. If the Corporation fails to repay any Debentures pursuant to
Article VI.A within five business days after its receipt of such Default Notice, and thereafter the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because such issuance would exceed the then unissued portion of such Holder's Cap Amount because of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities, any holder who is so prohibited from converting its Debentures may elect, as an additional remedy, to require, with the consent of Holders of at least fifty percent (50%) of the aggregate outstanding principal amount of the Debentures (including any Debentures held by the requesting Holder), the Corporation to terminate the listing of its Common Stock on the Nasdaq SmallCap Market (or any other stock exchange, interdealer quotation system or trading market) and to cause its Common Stock to be eligible for trading on the over-the-counter electronic bulletin board.

C. Adjustment to Conversion Price. If the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of the Debentures to any Holder because such issuance would exceed the then unissued portion of such Holder's Cap Amount because of applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or its securities then the Fixed Conversion Price in respect of any Debentures held by any Holder (including Debentures submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued) shall be adjusted as provided in
Article V.A.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

A. Events of Default. In the event (each of the events described in clauses
(i)-(ix) below after expiration of the applicable cure period (if any) being an "Event of Default"):

(i) the Corporation fails (i) to pay the principal hereof when due, whether at maturity, upon acceleration or otherwise or (ii) to pay any installment of interest hereon when due and such failure continues for a period of five (5) business days after the due date hereof;

(ii) the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Debentures) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of 10 trading days in any nine month period;

(iii) the Registration Statement required to be filed by the Corporation pursuant to Section 2(a) of that certain Registration Rights Agreement by and among the Corporation and the other signatories thereto entered into in connection with the Securities Purchase Agreement (the "Registration Rights Agreement") has not been declared effective by the 180th day following the First Closing Date (as defined in the Securities Purchase Agreement, the "First Closing Date") or such Registration Statement, after being declared effective, cannot be utilized by the Holders of the Debentures for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than 30 days;

(iv) the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holders of the Debentures upon conversion of any of the Debentures as and when required by this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement (a "Legend Removal Failure"), and any such failure continues uncured for five business days after the Corporation has been notified thereof in writing by the Holder;

(v) the Corporation provides notice to any Holder of the Debentures, including by way of public announcement, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any Holder of the Debentures upon conversion in accordance with the terms of the Debentures (other than due to the circumstances contemplated by Articles IV or VI for which the holders shall have the remedies set forth in such Articles);

(vi) the Corporation shall:

          (a) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

          (b) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged and the

Corporation has not sold or issued Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance); or

          (c) have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended); or

(vii) the Corporation otherwise shall breach any material term hereunder (including; without limitation, Article IV hereof) or under the Securities Purchase Agreement, including, without limitation, the representations and warranties in the Securities Purchase Agreement or the Registration Rights Agreement and such breach continues uncured for 10 business days after the Corporation has been notified thereof in writing by any Holder;

(viii) the Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed; or

(ix) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation.

then, upon the occurrence of any such Event of Default, at the option of each Holder, exercisable in whole or in part at any time and from time to time by delivery of a Default Notice (as defined in Paragraph C below) to the Corporation while such Event of Default continues, the Corporation shall pay the Holders (and upon the occurrence of an Event of Default specified in subparagraphs (viii) and (ix) of this Paragraph A, the Corporation shall be required to pay the Holders), in satisfaction of its obligation to pay the outstanding principal amount of the Debentures and accrued and unpaid interest thereon, an amount equal to the Default Amount and such Default Amount, together with all other ancillary amounts payable hereunder, shall immediately become due and payable, all without demand, presentment or notice, all of which are hereby expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. For the avoidance of doubt, the occurrence of any event described in clauses (v), (vi), (viii) or
(ix) above shall immediately constitute an Event of Default and there shall be no cure period. Upon the Corporation's receipt of any Default Notice hereunder (other than during the three trading day period following the Corporation's delivery of a Default Announcement (as defined below) to all of the Holders in response to the Corporation's initial receipt of a Default Notice from a holder of the Debentures, the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a "Default Announcement") to all holders of the Debentures stating the date upon which the

Corporation received such Default Notice and the amount of the Debentures covered thereby. The Corporation shall not redeem any Debentures during the three trading day period following the delivery of a required Default Announcement hereunder. At any time and from time to time during such three trading day period, each holder of the Debentures may request (either orally or in writing) information from the Corporation with respect to the instant default (including, but not limited to, the aggregate principal amount outstanding of Debentures covered by Default Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

B. Definition of Default Amount. The "Default Amount" with respect to a Debenture means an amount equal to the greater of:

               (i)                V              x  M
                         --------------------
                                 C P

          and  (ii)      V   x   111%

where:

     "V" means the principal amount aggregate outstanding of the Debentures being paid plus all accrued and unpaid interest thereon and any Prepayment Default Payments (if any) through the payment date;

     "CP" means the Conversion Price in effect on the date on which the Corporation receives the Default Notice; and

     "M" means (i) with respect to all repayments other than repayments pursuant to Article VII.A(vi) hereof, the highest Closing Bid Price of the Corporation's Common Stock during the period beginning on the date on which the Corporation receives the Default Notice and ending on the date immediately preceding the date of payment of the Default Amount and (ii) with respect to repayments pursuant to Article VII.A(vi) hereof, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Default Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the repayment obligation. For purposes of this definition, "fair market value" shall be determined by the mutual agreement of the Corporation and Holders of a majority-in-interest of the then outstanding principal amount of the Debentures, or if such agreement cannot be reached within five business days prior to the date of repayment, by an investment banking firm selected by the Corporation and reasonably acceptable to Holders of a majority-in-interest of the then outstanding principal amount of the Debentures, with the costs of such appraisal to be borne by the Corporation.

C. Failure to Pay Default Amounts. If the Corporation fails to pay any Holder the Default Amount with respect to any Debenture within five business days after its receipt of a notice requiring such repayment (a "Default Notice"), then the holder of any Debenture delivering such Default Notice (i) shall be entitled to interest on the Default Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Default Notice until the date of payment of the Default Amount hereunder, and (ii) shall have the right, at any time and from time to time, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of Paragraph A of Article III) all or any portion of the Default Amount, plus interest as aforesaid, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date on which the Corporation receives the Default Notice and ending on the Conversion Date with respect to the conversion of such Default Amount. In the event the Corporation is not able to repay all of the outstanding Debentures subject to Default Notices delivered prior to the date upon which such repayment is to be effected, the Corporation shall repay the outstanding Debentures from each holder pro rata, based on the total amounts due the Debentures at the time of repayment included by such holder in all Default Notices delivered prior to the date upon which such repayment is to be effected relative to the total amounts due under the Debentures at the time of repayment included in all of the Default Notices delivered prior to the date upon which such repayment is to be effected.

                                  ARTICLE VIII

                       ADJUSTMENTS TO THE CONVERSION PRICE

     The Conversion Price shall be subject to adjustment from time to time as follows:

A. Stock Splits, Stock Dividends, Etc. If, at any time on or after the First Closing Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof.

B. Adjustment Due to Merger, Consolidation, Etc. If, at any time after the First Closing Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged),

(iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "Corporate Change"), then the Holders of the Debentures shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion (without giving effect to the limitations contained in Article III.C) had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Holders of a majority of the principal amount of the Debentures then outstanding) shall be made with respect to the rights and interests of the Holders of the Debentures to the end that the economic value of the Debentures are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Fixed Conversion Price so that the Fixed Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity's common stock that existed between the Fixed Conversion Price and the value of the Corporation's Common Stock immediately prior to such Corporate Change and an immediate revision to the Variable Conversion Price so that it is determined as provided in Article II.H but based on the price of the common stock of the surviving entity and the market in which such common stock is traded) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any Corporate Change unless (i) each holder of the Debentures has received written notice of such transaction at least 75 days prior thereto, but in no event later than 20 days prior to the record date for the determination of shareholders entitled to vote with respect thereto, and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonably satisfactory to the Holders of a majority of the principal amount of the Debentures then outstanding) the obligations of the Debentures. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the Debentures outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

C. Adjustment Due to Major Announcement. In the event the Corporation at any time after the First Closing Date (i) makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) or to sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the

Corporation) publicly announces a tender offer, exchange offer or another transaction to purchase 50% or more of the Corporation's Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise (the date of the announcement referred to in clause (i) or (ii) of this Paragraph C is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the tenth trading day following the earlier of the consummation of the proposed transaction or tender offer, exchange offer or another transaction or the Abandonment Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price determined in accordance with
Article II.E on the Conversion Date set forth in the Notice of Conversion for the Optional Conversion. From and after the tenth trading day following the Abandonment Date, the Conversion Price shall be determined as set forth in
Article II.E. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or another transaction for which a public announcement as contemplated by this Paragraph C has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this Paragraph C to become operative.

D. Adjustment Due to Distribution. If, at any time after the First Closing Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "Distribution"), then the Holders of the Debentures shall be entitled, upon any conversion of the Debentures after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article III.C) had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

E. Issuance of Other Securities With Variable Conversion Price. If, at any time after the First Closing Date, the Corporation shall issue any securities which are convertible into or exchangeable for Common Stock ("Convertible Securities") at a conversion or exchange rate based on a discount to the market price of the Common Stock at the time of conversion or exercise, then the Conversion Percentage in respect of any conversion of any portion of this Debenture after such issuance shall be calculated utilizing the higher of the greatest discount applicable to any such Convertible Securities and the discount then in effect in calculating the Variable Conversion Price.

F. Purchase Rights. If, at any time after the First Closing Date, the Corporation issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the Holders of the Debentures will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Debentures (without giving effect to the limitations contained in Article III.C) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

G. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VIII, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder of the Debentures a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder of the Debentures, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of any Debenture.

                                   ARTICLE IX

                                  MISCELLANEOUS

A. Failure or Indulgency Not Waiver. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

B. Notices. Any notices required or permitted to be given under the terms of this Debenture shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                    If to the Corporation:

                    The L.L. Knickerbocker Co., Inc.
                    25800 Commercenter Drive
                    Lake Forest, CA   92630
                    Telecopy: (714) 595-7913
                    Attention: Anthony P. Shutts, CFO

                    with a copy to:

                    William R. Black, Esq.
                    29 Summitcrest
                    Dove Canyon, CA 92679
                    Telecopy: (714) 888-7700

     If to the Holder, to the address set forth under such Holder's name on the signature page to the Securities Purchase Agreement executed by such Holder. Each party shall provide notice to the other parties of any change in address.

C. Amendment Provision. This Debenture and any provision hereof may only be amended by an instrument in writing signed by the Corporation and all of the Holders. The term "Debenture" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

D. Assignability; Allocation of Cap Amount and Reserved Amount. This Debenture shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the holder and its successors and assigns. The initial Cap Amount and Reserved Amount shall be allocated pro rata among the Holders of the Debentures based on the aggregate principal amount of Debentures issued to each Holder. Each increase to the Cap Amount and the Reserved Amount shall be allocated pro rata among the Holders of Debentures based on the outstanding principal amount of Debentures held by each Holder at the time of the increase in the Cap Amount or Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's Debentures, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount and Reserved Amount. Any portion of the Cap Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Debentures shall be allocated to the remaining Holders of Debentures, pro rata based on the outstanding principal amount of Debentures then held by such Holders.

E. Cost of Collection. If default is made in the payment of this Debenture, the Corporation shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

F. Governing Law; Jurisdiction. This Debenture shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Corporation irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in San Francisco, California in any suit or proceeding based on or arising under this Debenture and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Corporation irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Corporation further agrees that service of process upon the Corporation mailed by first class mail shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Corporation agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

G. Denominations. At the request of Holder, upon surrender of this Debenture, the Corporation shall promptly issue new Debentures in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $25,000 as Holder shall request.

H. Lost or Stolen Debentures. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Debenture and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of any Debenture, the Corporation shall execute and deliver a new Debenture of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Debenture if the holder contemporaneously requests the Corporation to convert such Debenture.

I. Quarterly Statements of Available Shares. For each calendar quarter beginning in the quarter in which the initial registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective and thereafter so long as any Debentures are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each Holder a written report notifying the holders of any occurrence which prohibits the Corporation from issuing Common Stock upon any such conversion. The report shall also specify (i) the total outstanding principal amounts of Debentures as of the end of such quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Debentures prior to the end of such quarter,
(iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Debentures as of the end of such quarter and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Debentures before the Corporation would exceed the Cap Amount and the Reserved Amount. The Corporation (or its transfer agent) shall deliver the report for each quarter to each Holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, within 15 days after delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i) - (iv) of this

Paragraph I as of the date of such request. Simultaneously with delivering such quarterly statements or responding to such written request, the Corporation shall issue a press release with substantially the same information.

J. Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a Holder under the Debentures (as a Conversion Default Payment, upon prepayment, repayment or otherwise), such cash payment shall be made to the Holder within five business days after delivery by such Holder of a notice specifying that the Holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. If such payment is not delivered within such five business day period, such Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

K. Restrictions on Shares. The shares of Common Stock issuable upon conversion of this Debenture may not be sold or transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws, (ii) the Corporation shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions in such circumstances) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act or (iii) they are sold under Rule 144 under the Act. Except as otherwise provided in the Securities Purchase Agreement, each certificate for shares of Common Stock issuable upon conversion of this Debenture that have not been so registered and that have not been sold under an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Debenture, the Corporation shall remove the foregoing legend from the certificate and issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Corporation shall have received either (A) an opinion of counsel, in form, substance and scope customary for opinions in such circumstances, to the effect that any such legend may be removed from such certificate, or (B) satisfactory representations from Holder that Holder is eligible to sell such security under Rule 144 or (ii) a registration statement under the Securities Act covering the resale of such securities is in effect. Nothing in this Debenture shall (i) limit the Corporation's obligation under the Registration Rights Agreement, or
(ii) affect in any way Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

L. Status as Debentureholder. Upon submission of a Notice of Conversion by a Holder of the Debentures, (i) the principal amount of the Debentures and the interest thereon covered thereby (other than any portion of the Debentures, if any, which cannot be converted because their conversion would exceed such Holder's allocated portion of the Reserved Amount or Cap Amount) shall be deemed converted into shares of Common Stock as of the Conversion Date and (ii) the Holder's rights as a holder of such Debentures shall cease and terminate (but only with respect to that portion of the Debentures covered by such Notice of Conversion), excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of the Debentures. In situations where Article V.B is applicable, the number of shares of Common Stock referred to in clauses (i) and (ii) of the immediately preceding sentence shall be determined on the date on which such shares of Common Stock are delivered to the Holder. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth business day after the expiration of the Delivery Period with respect to a conversion of Debentures for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such 10 business day period) the portion of the principal amount and interest thereon subject to such conversion shall be deemed outstanding under the Debentures and the Corporation shall, as soon as practicable, return the Debentures to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive payments pursuant to Article V.C to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article V.A) for the Corporation's failure to convert the Debentures.

M. Remedies Cumulative. The remedies provided in this Debenture shall be cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Debenture. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Debentures and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of the Debentures shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrower has caused this Debenture to be executed by its duly authorized officer.

                                         THE L.L. KNICKERBOCKER CO., INC.

                                         By:____________________________________
                                               Name:____________________________
                                               Title:___________________________

                                                                       Exhibit 1

                              NOTICE OF CONVERSION

To: The L.L. Knickerbocker Co., Inc.
    25800 Commercenter Drive
    Lake Forest, CA  92630
    Telecopy: (714) 595-7913
    Attention: Anthony P. Shutts, CFO

The undersigned hereby irrevocably elects to convert $____________ principal amount of the Debenture (the "Conversion"), into shares of common stock ("Common Stock") of The L.L. Knickerbocker Co., Inc. (the "Corporation") according to the conditions of the Convertible Term Debenture dated June __, 1998 (the "Debenture"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of the Debenture is attached hereto (or evidence of loss, theft or destruction thereof).

The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Debenture shall be made pursuant to registration of the Common Stock under the Securities Act or pursuant to an exemption from registration under the Act.

In the event of partial exercise, please reissue an appropriate Debenture(s) for the principal balance which shall not have been converted.

Check Box if Applicable:

In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

                                   Date of Conversion:

                                   Applicable Conversion Price:

                                   Amount of Accrued and Unpaid Interest on the Principal Amount to be converted, if any:

                                   Amount of Conversion Default Payments or
                                   Prepayment Default Payments to be converted,
                                     if any:

                                   Number of Shares of Common Stock to be
                                   Issued:

                                   Signature:___________________________________

                                   Name:________________________________________

                                   Address:_____________________________________

                                                                       EXHIBIT B
                                                                              to
                                                                      Securities
                                                                        Purchase
                                                                       Agreement


VOID AFTER 5:00 P.M. NEW YORK CITY
TIME ON JUNE 8, 2003

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR ANY SUCH OFFER, SALE OR TRANSFER IS MADE UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                            Right to Purchase ______ Shares of
                                            Common Stock, no par value per share

Date: June 8, 1998

                        THE L.L. KNICKERBOCKER CO., INC.
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, [___________________], or its registered assigns, is entitled to purchase from THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (the "Company"), at any time or from time to time during the period specified in
Section 2 hereof, [___________________ (______)] fully paid and nonassessable shares of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price per share (the "Exercise Price") equal to $4.72. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants of the Company issued pursuant to that certain Securities Purchase Agreement, dated as of June 8, 1998, by and among the Company and the other signatories thereto (the "Securities Purchase Agreement"). All monetary denominations set forth herein shall refer to the lawful currency of the United States of America.

     This Warrant is subject to the following terms, provisions, and conditions:

1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the holder is permitted to effect a Cashless Exercise (as defined in Section 11(c) hereof) pursuant to Section 11(c) hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as

\
shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement, and the Company fails for any reason to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an "Exercise Default"), then the Company shall pay to the holder payments ("Exercise Default Payments") for an Exercise Default in the amount of (a) (N/365), multiplied by
(b) the difference between the Market Price (as defined in Section 4(l) below) on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with Section 1 (the "Exercise Default Date") less the Exercise Price, multiplied by (c) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (d) .24, where N = the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Exercise Price, at the holder's option, as follows:

          (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the fifth (5th) day of the month following the month in which it has accrued; and

          (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock (in accordance with the terms contained in Article VII of the Debentures of the Company issued pursuant to the Securities Purchase Agreement (the "Debentures")) at the lower of the Exercise Price or the Market Price (as in effect at the time of conversion) at any time after the fifth (5th) day of the month following the month in which it has accrued.

     Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise. This Warrant is immediately exercisable, at any time or from time to time on or after the date of initial issuance hereof (the "Issue Date") and before 5:00 p.m., New York City time on the fifth anniversary of the original date of issuance of this Warrant (the "Exercise Period").

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

(c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(e) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

(a) Adjustment of Exercise Price. Except as otherwise provided in Sections 4(c) and 4(e) hereof, if and whenever during the Exercise Period the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as hereinafter defined) on the date of issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

                          E'   =   E    x     O + P/M
                                              -------
                                               CSDO
           where:

           E'   =  the adjusted Exercise Price;

           E    =  the then current Exercise Price;

           M    =  the then current Market Price (as defined in Section 4(1));

           O    =  the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

           P    =  the aggregate consideration, calculated as set forth in
                   Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and

           CSDO = the total number of shares of Common Stock Deemed Outstanding (as defined in Section 4(l)) immediately after the Dilutive Issuance.

(b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

(i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

(ii) Issuance of Convertible Securities.

          (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

          (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "Assumed Variable Market Price"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 75% of the Market Price existing at the time of the adjustment required by this sentence.

(iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

(iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

(v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

(vi) Exceptions to Adjustment of Exercise Price. No adjustment to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the First Closing Date (as defined in the Securities Purchase Agreement, the "First Closing Date") and set forth on
Schedule 3(c) of the Securities Purchase Agreement in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of any Debentures, Preferred Stock (as defined in the Securities Purchase Agreement, the "Preferred Stock") or Warrants in accordance with terms of the Securities Purchase Agreement; or (iv) upon conversion of the Debentures, Preferred Stock or exercise of the Warrants.

(c) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(e) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as were issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. Notwithstanding the foregoing, in the event of any consolidation of the Company with, or merger of the Company into, any other corporation or the sale or conveyance of all or substantially all of the assets of the Company, at any time during the Exercise Period, the holder of the Warrant shall, at its option, have the right to receive, in connection with such transaction, cash consideration equal to the fair market value of this Warrant as determined in accordance with customary valuation methodology used in the investment banking industry.

(f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

(h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

(j) Other Notices. In case at any time:

(i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

(ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

(iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date, if known, on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

(k) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

(l) Certain Definitions.

(i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

(ii) "Market Price," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market for the five (5) trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock for the five (5) trading days immediately preceding such date or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

(iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in
Section 4(e) hereof, the stock or other securities or property provided for in such Section.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in

Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(f) and (g) hereof and to the provisions of Sections 2(f) and 2(g) of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of June 8, 1998, by and among the Company and the other signatories thereto (the "Registration Rights Agreement").

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this
Section 7, this Warrant shall be promptly cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

(e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

(g) Additional Restrictions on Exercise or Transfer. Notwithstanding anything contained herein to the contrary, this Warrant shall not be exercisable by a holder hereof to the extent (but only to the extent) that (a) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by such holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. To the extent the above limitation applies, the determination of whether and to what extent this Warrant shall be exercisable with respect to other securities owned by such holder shall be in the sole discretion of the holder and submission of this Warrant for full or partial exercise shall be deemed to be the holder's determination of whether and the extent to which this Warrant is exercisable, in each case subject to such aggregate percentage limitation. No prior inability to exercise Warrants pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of exercisability. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (a) hereof. Except as provided in the immediately succeeding sentence, the restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's then outstanding Common Stock.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees as set forth therein.

9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

              If to the Company:

                   The L.L. Knickerbocker Co., Inc.
                   25800 Commercenter Drive
                   Lake Forest, CA  92630
                   Telecopy: (714) 595-7913
                   Attention: Anthony P. Shutts, CFO

              with a copy to:

                   William R. Black, Esq.
                   29 Summitcrest
                   Dove Canyon, CA  92679
                   Telecopy: (714) 888-7700

              If to the Holder:

              with a copy to:

10. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in San Francisco, California in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

11. Miscellaneous.

(a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised at any time after the first anniversary of the Issue Date until the end of the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the last reported sale price per share of the Common Stock on the date of exercise (as reported on the Nasdaq National Market, or if not so reported, as reported on the principle United States securities market on which the Common Stock is then traded) and the Exercise Price, and the denominator of which shall be such last reported sale price per share of Common Stock.

(d) Business Day. For purposes of this Warrant, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                       THE L.L. KNICKERBOCKER CO., INC.

                                       By: _____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                           FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)

To:  The L.L. Knickerbocker Co., Inc.
     25800 Commercenter Drive
     Lake Forest, CA  92630
     Telecopy: (714) 595-7913
     Attention: Anthony P. Shutts, CFO

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock of The L.L. Knickerbocker Co., Inc., a corporation organized under the laws of the State of California (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if an exemption from registration is unavailable:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

1. The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated: ____________________                _____________________________________
                                                     Signature of Holder

                                                                       EXHIBIT C
                                                                              to
                                                                      Securities
                                                                        Purchase
                                                                       Agreement


                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 8, 1998, by and among THE L. L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California, with headquarters located at 25800 Commercenter Drive, Lake Forest, CA 92630 (the "Company"), and the undersigned (together with affiliates, the "Initial Investors").

     WHEREAS:

     A. In connection with the Securities Purchase Agreement of even date herewith by and between the Company and the Initial Investors (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors in two tranches (a), in the first tranche, (i) convertible debentures ("Debentures") in the aggregate principal amount of Seven Million Dollars ($7,000,000), which are convertible into shares of the Company's common stock, no par value per share (the "Common Stock"), which Debentures (to the extent not previously converted) shall, upon the terms and conditions stated in the Securities Purchase Agreement, prior to or simultaneously with the closing of the second tranche described below, be exchanged for shares of the Company's preferred stock with a stated value equal to the aggregate outstanding principal balance of the Debentures with terms substantially similar to the Debentures and such additional terms as are usual and customary for similar instruments, including, without limitation, only those voting rights required by law (the "Preferred

Stock"), and (ii) warrants (the "Warrants") to acquire an aggregate number of shares of Common Stock computed by dividing the aggregate principal amount of such Debentures by the Fixed Conversion Price (hereinafter defined) multiplied by fifteen percent (15%) and (b), in the second tranche, (i) shares of Preferred Stock with an aggregate stated value of Three Million Dollars ($3,000,000.00) and (ii) Warrants to acquire an aggregate number of shares of Common Stock computed by dividing the aggregate stated value of such Preferred Stock by the Fixed Conversion Price (as defined in the Debentures) multiplied by fifteen percent (15%). The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures or the Preferred Stock (which defined term shall be deemed to include both the Preferred Stock issued in exchange for the Debentures and the Preferred Stock issued in the second tranche, as described above) are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares."

     B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

     1.  DEFINITIONS.

         a. As used in this Agreement, the following terms shall have the following meanings:

              (i) "Investors" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

              (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

              (iii) "Registrable Securities" means (i) the Conversion Shares,
(ii) the Warrant Shares and (iii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing, whether as default payments or otherwise.

              (iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

         b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2.  REGISTRATION.

         a. Mandatory Registration. The Company shall prepare and use its best efforts to file with the United States Securities and Exchange Commission ("SEC"), on or prior to the date (the "Filing Date") which is twenty (20) days after the First Closing Date (as defined in the Securities Purchase Agreement, the "First Closing Date") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of the Initial Investors (as determined pursuant to Section 11(j) hereof)) covering the resale of at least 3,981,195 Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions or (ii) by reason of reductions in the Conversion Price of the Debentures or the Exercise Price of the Warrants in accordance with the terms thereof, including, but not limited to, the terms which cause the Variable Conversion Price of the Debentures to decrease to the extent the bid price of the Common Stock decreases. The Registrable Securities included in the Registration Statement shall be allocated to the Investors as set forth in Section 11(k) hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Initial Investors and their counsel prior to its filing or other submission.

         b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investors, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

         c. Payments by the Company. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable, but in no event later than the ninetieth (90th) day after the First Closing Date (the "Registration Deadline"). If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC by the Filing Date or declared effective by the SEC on or before the Registration Deadline or if, after the Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) cannot be made pursuant to the Registration Statement (by reason of a stop order or the Company's failure to update the Registration Statement or any other reason outside the control of the Investors) or (ii) the Common Stock is not listed or included for quotation on the Nasdaq National Market (the "NNM"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") at any time after the Registration Deadline, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each Investor an amount equal to the product of (i) the aggregate principal amount of the Debentures held by such Investor (including, without limitation, Debentures that have been converted into Conversion Shares then held by such Investor) (the "Aggregate Principal Amount"), multiplied by (ii) two percent (2.0%), multiplied by (iii) the sum of
(x) the number of months (pro rated for partial months) after the Filing Date and prior to the date the Registration Statement required to be filed pursuant to Section 2(a) is filed with the SEC, plus (y) the number of months (pro rated for partial months) after the Registration Deadline and prior to the date the Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC, plus (z) the number of additional months (prorated for partial months) that sales of any Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective or the Common Stock is not listed or included for quotation on the NNM, the NYSE or AMEX; provided, however, that there shall be excluded from each such period any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution. For example, if the Registration Statement is not effective by the Registration Deadline, the Company would pay $20,000 per month for each $1,000,000 of Aggregate Principal Amount until the Registration Statement becomes effective. Such amounts shall be paid in cash or, at each Investor's option, may be convertible into Common Stock at the "Conversion Price" (as defined in the Debentures). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Company in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth under Article III of the Debentures), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period.

         d. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) and the Company is not prohibited from including such Registrable Securities on such Registration Statement, the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within fifteen (15) days after the date of such notice, such Investor shall so request in writing, the Company shall include in such Registration

Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights (except to the extent any existing agreements otherwise provide). No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         e. Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Initial Investors and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         f. Rule 416. The Company and the Investors each acknowledge that an indeterminate number of Registrable Securities shall be registered pursuant to Rule 416 under the Securities Act so as to include in such Registration Statement any and all Registrable Securities which may become issuable (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions and (ii) by reason of reductions in the Conversion Price of the Debentures in accordance with the terms thereof, including, but not limited to, the terms which cause the Variable Conversion

Price to decrease to the extent the bid price of the Common Stock decreases (collectively, the "Rule 416 Securities"). In this regard, the Company agrees to take all steps necessary to ensure that the maximum number of Registrable Securities which may be registered pursuant to Rule 416 under the Securities Act are covered by the Registration Statement and, absent guidance from the SEC or other definitive authority to the contrary, the Company shall affirmatively support and not take any action adverse to the position that the Registration Statements filed hereunder cover all of the Rule 416 Securities. If the Company determines that the Registration Statements filed hereunder do not cover all of the Rule 416 Securities, the Company shall immediately provide to each Investor written notice (a "Rule 416 Notice") setting forth the basis for the Company's position and the authority therefor.

     3.  OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

         a. The Company shall prepare promptly and use its best efforts to file with the SEC the Registration Statement required by Section 2(a) as soon as practicable after the First Closing Date (but in no event later than the Filing
Date), and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline), and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of
(i) the date on which all of the Registrable Securities have been sold and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to the Initial Investors) may be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event (i) the Company delivers a Rule 416 Notice to the Investors or the Investors who hold a majority in interest of the Registrable Securities shall reasonably determine, or the SEC shall state formally or informally, that Rule 416 under the Securities Act does not permit a registration statement to cover securities which may become issuable upon conversion or exercise of convertible or exercisable securities by reason of reductions in the conversion or exercise price of such securities and
(ii) the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any three (3) consecutive trading days (the last of such three (3) trading days being the "Registration Trigger Date"), insufficient to cover one hundred thirty-five percent (135%) of the Registrable Securities issued or issuable upon conversion of the Debentures and exercise of the Warrants (without giving effect to any limitations on conversion or exercise contained in Article III.C of the Debentures or Section 7(g) of the Warrants), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover two hundred percent (200%) of the Registrable Securities so issued or issuable (without giving effect to any limitations on conversion or exercise contained in Article III.C of the Debentures or Section 7(g) of the Warrants) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. In the event the Company fails to obtain the effectiveness of any such Registration Statement within sixty (60) days after a Registration Trigger Date, each Investor shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a written notice to the Company (a "Repurchase Notice"), to require the Company to purchase for cash, at an amount per share equal to the Default Amount (as defined in Article VII of the Debentures), a portion of the Investor's Debentures such that the total number of Registrable Securities included on the Registration Statement for resale by such Investor exceeds 135% of the Registrable Securities issued or issuable upon conversion of such Investor's Debentures and exercise of such Investor's Warrants (without giving effect to any limitations on conversion or exercise contained in Article III of the Debentures or Section 7(g) of the Warrants). If the Company fails to purchase any of such Debentures within five (5) business days after its receipt of a Repurchase Notice, then such Investor shall be entitled to the remedies provided in Article VII.C of the Debentures.

         c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of any Registration Statement or amendment thereto), and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

         d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

         f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone and facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

         g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

         h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

         i. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         j. At the request of any Investor, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors and in form, scope and substances as is customarily given in an underwritten public offering and (ii) in the case of an underwriting, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investors.

         k. The Company shall make available for inspection by (i) any Investor,
(ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

         l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         m. The Company shall use its best efforts to promptly either (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the NNM and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

         n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.

         p. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         q. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

         r. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         s. From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

     4.  OBLIGATIONS OF THE INVESTORS.

     In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the

Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

         b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

         c. In the event Investors holding a majority in interest of the Registrable Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

         d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Debentures in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to receipt of such notice and for which such Investor has not yet settled.

         e. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this Section 4(e) to the contrary, this Section 4(e) is not intended to limit an Investor's rights under Section 2(a) or 3(b) hereof.

     5.  EXPENSES OF REGISTRATION.

     All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, the fees and disbursements of one counsel selected by the Investors, and underwriting discounts and commissions shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

     6.  INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and
(ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

         b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section
9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

         c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if it holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.  CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.  REPORTS UNDER THE EXCHANGE ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

A. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

B. furnish to each Investor so long as such Investor owns Debentures, Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.  ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of all or any portion of the Debentures, the Warrants or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Securities Purchase Agreement, the Debentures or the Warrants, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

     10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company , the Initial Investors (to the extent the Initial Investors still own Debentures, Warrants or Registrable Securities) and Investors who hold a majority in interest of the Registrable Securities or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

     11. MISCELLANEOUS.

         a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

              The L.L. Knickerbocker Co., Inc.
              25800 Commercenter Drive
              Lake Forest, CA  92630
              Telecopy: (714) 595-7913
              Attention: Anthony P. Shunts, CFO
         with a copy to:

              William R. Black, Esq.
              29 Summit crest
              Dove Canyon, CA  92679
              Telecopy: (714) 888-7700

              If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

         c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         d. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in San Francisco, California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect an Investor's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         e. This Agreement, the Securities Purchase Agreement, the Debentures and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Debentures and the Warrants supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

         f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         j. All consents, approvals and other determinations to be made by the Investors or the Initial Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all Debentures and Warrants then outstanding had been converted into or exercised for Registrable Securities) then held by all Investors or by the Initial Investors, as the case may be.

         k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by an Investor shall be determined as if all Debentures and Warrants then outstanding and held by an Investor were converted into or exercised for Registrable Securities.

         l. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Initial Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

THE L.L. KNICKERBOCKER CO., INC.

By:___________________________________
Name:_________________________________
Title:________________________________

INITIAL INVESTOR:

MARSHALL CAPITAL MANAGEMENT, INC.

  By:_________________________________
  Name:_______________________________
  Title:______________________________

RESIDENCE: Delaware

ADDRESS:  11 Madison Avenue
          New York, NY 10010
          Telecopy: (212) 325-6519
          Attn: Allan D. Weine

INITIAL INVESTOR:

CC INVESTMENTS, LDC

By:  CSS Corporation Ltd.,
     Corporate Secretary

  By:_________________________________
  Name:_______________________________
  Title:______________________________

RESIDENCE: Cayman Islands

ADDRESS:
           CC Investments, LDC
           c/o Portfolio Manager
           Castle Creek Partners, L.L.C.
           333 West Wacker Drive, Suite 1410
           Chicago, Illinois  60606
           Phone: (312) 554-2770
           Facsimile: (312) 435-2636

     with copies of all notices to:

           Peter H. Lieberman, Esq.
           Altheimer & Gray
           10 South Wacker Drive, Suite 4000
           Chicago, Illinois  60606
           Phone: (312) 715-4015
           Facsimile: (312) 715-4150

INITIAL INVESTOR:

CAPITAL VENTURES INTERNATIONAL

By:   Heights Capital Management,
       its authorized agent

       By:_______________________________
       Name:_____________________________
       Title:____________________________

RESIDENCE:  Cayman Islands

ADDRESS:
            c/o Heights Capital Management
            425 California, Suite 1100
            San Francisco, CA 94104
            Telecopy: (415) 403-6525
            Attention: Andrew Frost

with copies of all notices to:

            Klehr, Harrison, Harvey, Branzburg & Ellers
            1401 Walnut Street
            Philadelphia, PA  19102
            Telecopy: (215) 568-6603
            Attention: Stephen T. Burdumy, Esquire

                                                                       EXHIBIT 1
                                                                              to
                                                                    Registration
                                                                          Rights
                                                                       Agreement

                                     [Date]

[Name and address
 of transfer agent]

          RE: THE L.L. KNICKERBOCKER CO., INC.

Ladies and Gentlemen:

     We are counsel to THE L.L. KNICKERBOCKER CO., INC., a corporation organized under the laws of the State of California (the "Company"), and we understand that [Name of Investor] (the "Holder") has purchased from the Company (i) convertible debentures due _________ (the "Debentures") and preferred stock due ____________ (the "Preferred Stock"), both of which are convertible into shares (the "Conversion Shares") of the Company's common stock, no par value per share (the "Common Stock"), and (ii) warrants (the "Warrants") to acquire shares of Common Stock (the "Warrant Shares"). The Debentures, Preferred Stock and the Warrants were issued by the Company pursuant to a Securities Purchase Agreement, dated as of June 8, 1998, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of June 8, 1998, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 1998, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.

     [Other customary introductory and scope of examination language to be inserted]

     Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

                  [Other customary language to be included.]

                                Very truly yours,

                                     WAIVER

     This WAIVER (this "Waiver") dated as of September 4, 1998 by and among THE L.L. KNICKERBOCKER CO., INC., a California corporation (the "Company"), and Marshall Capital Management, Inc. ("MCM"), CC Investments LDC ("CCI") and Capital Ventures International ("CVI", and together with MCM and CCI, the "Initial Investors").

                                 R E C I T A L S

A. The Company and the Initial Investors have entered into a Securities Purchase Agreement dated as of June 8, 1998 (the "Securities Purchase Agreement") pursuant to which the Company issued Convertible Term Debentures dated June 8, 1998 (the "Debentures") and warrants dated June 8, 1998 (the "Warrants") to each of the Initial Investors. Contemporaneous with the execution and delivery of the Securities Purchase Agreement, the Company and the Initial Investors entered into a Registration Rights Agreement dated as of June 8, 1998 (the "Registration Rights Agreement" and together with the Securities Purchase Agreement, the Debentures and the Warrants, the "Transaction Documents"). Capitalized terms used herein are defined as defined in the Registration Rights Agreement unless otherwise defined herein.

B. The Company has requested that the Initial Investors waive certain of the deadlines and extend the maturity dates set forth in the Transaction Documents. The Initial Investors are, on the terms and conditions stated below, agreeable to granting the request of the Company and the Initial Investors have agreed to waive certain deadlines and extend the maturity dates in the Transaction Documents as hereinafter set forth.

     1. New Deadlines. The Company agrees to use its best efforts to achieve each milestone set forth below (each of clauses (a) through (j) below being a "Company Milestone") as soon as possible and in no event later than the date set forth in such clause relating to such Company Milestone (each such date being a "Deadline"):

         (a) The Company shall file with the SEC an amendment to the Company's Registration Statement on Form S-3 (the "First S-3") covering the resale of the Registrable Securities issuable upon the conversion of, or otherwise pursuant to, the Debentures and the exercise of, or otherwise pursuant to, the Warrants and a response to the SEC's comments on such Registration Statement on or before September 4, 1998;

         (b) The Company and the Initial Investors shall agree upon the form of the Certificate of Designation relating to the Preferred Stock on or before September 18, 1998;

         (c) The Registration Deadline for the First S-3 shall be on or before October 2, 1998;

         (d) The Company shall file its proxy statement (the "Proxy") relating to the shareholders' meeting (the "Shareholders' Meeting") called for by the Securities Purchase Agreement with the SEC on or before October 7, 1998;

         (e) If the Proxy is not reviewed by the SEC, the Shareholders' Meeting shall be held on or before November 13, 1998;

         (f) If the Proxy is reviewed by the SEC, the Shareholders' Meeting shall be held on or before December 18, 1998 (the date of the Shareholders' Meeting, whether in accordance with clause (e) or (f) hereof, shall be referred to as the "Shareholders' Meeting Date");

         (g) The Exchange Closing (as defined in the Securities Purchase Agreement) shall occur on or before the date five days after the Shareholders' Meeting Date;

         (h) The Company shall file a second Registration Statement on Form S-3 (the "Second S-3") covering the resale of the Registrable Securities issuable upon the conversion of shares of, or otherwise pursuant to, the Preferred Stock which shall be issued at the Exchange Closing on or before the first business day following the Exchange Closing;

         (i) The Company shall cause the Second S-3 to become effective on or before the twentieth day after the Second S-3 has been initially filed with the SEC; and

         (j) No later than December 28, 1998, the number of shares registered under a Registration Statement filed pursuant to the Registration Rights Agreement shall be in an amount equal to at least the sum of (a) 200% of the Registrable Securities issued or issuable upon conversion of the Debentures or the Preferred Stock computed at the Variable Conversion Price (as defined in the Debentures or Preferred Stock) and (b) 100% of the Registrable Securities issued or issuable upon exercise of (i) the Warrants and (ii) the Warrant dated August 19, 1998 issued by the Company to CVI (the "August Warrant") (without giving effect to any limitations on conversion or exercise contained in such Debentures, Preferred Stock, Warrants or the August Warrant).

     2. Waiver, Amendment and Extension. Subject to Section 3 below, (a) the Initial Investors agree to (i) waive their rights and remedies with respect to the failure of the Company to meet the deadlines set forth in the Transaction Documents relating to the Company Milestones, including, without limitation, their rights to payments from the Company pursuant to Section 2(c) of the Registration Rights Agreement and (ii) extend the maturity date of the Debentures to December 28, 1998 and (b) the parties hereto hereby agree to amend the terms of the Transaction Documents to conform to the terms hereof.

     3. Effect of Deadline Non-Compliance and Compliance. In the event:

         (a) the Company fails to (i) use its best efforts to meet each Company Milestone by its related Deadline and any such failure continues uncured for three days after the Company has been notified thereof in writing by any Initial Investor or (ii) meet any Company Milestone by its related Deadline and any such failure continues uncured for three days (either of the events referred to in clause (i) or (ii) of this clause (a) being a "Deadline Default"); or

         (b) any Event of Default (as defined in the Debentures) occurs, other than one that is being waived pursuant to or is the subject of the extension described in Section 2 hereof;

then, the waiver, amendment and extension granted in Section 2 hereof shall immediately terminate and all the rights and remedies of the Initial Investors shall be restored as if such waiver, amendment and extension had not been granted and any Deadline Default shall be considered an Event of Default under the Debentures. In the event no Deadline Default or the Event of Default occurs on or before the date the last Company Milestone is met, then the waiver, amendment and extension granted in Section 2 hereof shall thereafter remain in full force and effect.

     4. Governing Law; Miscellaneous.

         (a) Governing Law; Jurisdiction. This Waiver shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         (b) Counterparts. This Waiver may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Waiver once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Waiver bearing the signature of the party so delivering this Waiver.

         (c) Severability. If any provision of this Waiver shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Waiver or the validity or enforceability of this Waiver in any other jurisdiction.

         (d) Joint Participation in Drafting. Each party to this Waiver has participated in the negotiation and drafting of this Waiver, the Debentures, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Waiver.

         (e) Effect on Transaction Documents. Except as set forth above, the Transaction Documents and all related documents shall remain in full force and effect and are hereby ratified and confirmed.

      IN WITNESS WHEREOF, the undersigned Initial Investors and the Company have caused this Waiver to be duly executed as of the date first above written.


THE L.L. KNICKERBOCKER CO., INC.          CC INVESTMENTS, LDC
                                          By:  Castle Creek Partners, L.L.C.,
                                               its Investment Manager


By:    /s/ ANTHONY P. SHUTTS              By:    /s/ JOHN ZIEGELMAN
       ----------------------------              -------------------------------
Name:  ANTHONY P. SHUTTS                  Name:  JOHN ZIEGELMAN
       ----------------------------              -------------------------------
Title: Chief Financial Officer            Title: Managing Member
       ----------------------------              -------------------------------

MARSHALL CAPITAL MANAGEMENT, INC.        CAPITAL VENTURES INTERNATIONAL
                                         By:   Heights Capital Management, Inc.,
                                               its authorized agent

By:    /s/ ALLAN WEINE                   By:     /s/ MICHAEL SPOLAN
       ----------------------------              -------------------------------
Name:  ALLAN WEINE                       Name:   MICHAEL SPOLAN
       ----------------------------              -------------------------------
Title: President                         Title:   General Counsel and Secretary
       ----------------------------              -------------------------------

                             STOCKHOLDERS' AGREEMENT
                             -----------------------

        This STOCKHOLDERS' AGREEMENT (this "AGREEMENT") dated as of September 18, 1998 by and among THE L.L. KNICKERBOCKER CO., INC., a California corporation (the "CORPORATION"), and Marshall Capital Management, Inc. ("MCM"), CC Investments LDC ("CCI") and Capital Ventures International ("CVI", and together with MCM and CCI, the "HOLDERS").

                                 R E C I T A L S

A. The Corporation and the Holders have entered into a Securities Purchase Agreement dated as of June 8, 1998 (the "SECURITIES PURCHASE AGREEMENT") pursuant to which the Corporation issued Convertible Term Debentures dated June 8, 1998 (the "DEBENTURES") and warrants dated June 8, 1998 (the "WARRANTS") to each of the Holders. Contemporaneous with the execution and delivery of the Securities Purchase Agreement, the Corporation and the Holders entered into a Registration Rights Agreement dated as of June 8, 1998 (the "REGISTRATION RIGHTS AGREEMENT"). The Securities Purchase Agreement, the Registration Rights Agreement, the Debentures and the Warrants are collectively referred to herein as the "TRANSACTION DOCUMENTS". Upon the terms and conditions stated in the Securities Purchase Agreement, the Holders are exchanging the Debentures for shares of the Corporation's Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK") at the Exchange Closing (as defined in the Securities Purchase Agreement), the rights, preferences, privileges and restrictions of which are set forth in the form of Certificate of Determination attached hereto as Exhibit A (the "CERTIFICATE OF DETERMINATION"). The parties hereto entered into a Waiver dated as of September 4, 1998 (the "WAIVER") that waived and amended certain terms of the Transaction Documents upon the terms and conditions stated in the Waiver, and all references to the Transaction Documents (individually and collectively) shall mean and be the Transaction Documents as their respective terms have been waived, extended and amended by the Waiver. Capitalized terms used herein are defined as defined in the Certificate of Determination unless otherwise defined herein.

B. The Corporation has requested that the Holders agree to set forth in this Agreement, instead of the Certificate of Determination, certain terms intended to relate to the Series A Preferred Stock and the shares of Common Stock of the Corporation ("Common Stock") issuable upon the conversion of shares of the Series A Preferred Stock. The Holders are, on the terms and conditions stated below, agreeable to granting the request of the Corporation.

        NOW, THEREFORE, the Corporation and the Holders hereby agree as follows:

        1. Certificate of Determination. The Certificate of Determination relating to the Series A Preferred Stock shall be in substantially the form attached hereto as Exhibit A.

        2. Supplement to Certificate of Determination. The terms of the Certificate of Determination are, effective as of the date of the Exchange Closing, hereby supplemented by this Agreement as follows:

               (a) Buy-In Cure. Unless the Corporation has notified the applicable Holder in writing prior to the delivery by such Holder of a Notice of Conversion in the form attached hereto as Exhibit B (the "NOTICE OF CONVERSION") that the Corporation is unable to honor conversions, if (i) there shall occur a Legend Removal Failure (as defined in Section (b)(i) below) and (ii) thereafter, such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Holder of the unlegended shares of Common Stock (the "SOLD SHARES") which such Holder anticipated receiving upon such conversion (a "BUY-IN"), the Corporation shall pay such Holder (in addition to any other remedies available to the Holder) the amount by which (x) such Holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such Holder from the sale of the Sold Shares. For example, if a Holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the Holder $1,000. A Holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Paragraph (a). The Corporation shall make any payments required pursuant to this Paragraph (a) in accordance with and subject to the provisions of Article XIV.E of the Certificate of Determination.

               (b) Redemption Events. Each of the following events shall be deemed a Redemption Event after expiration of the applicable cure period and, in any such event, each Holder shall be entitled to the rights and remedies provided in the Certificate of Determination with respect to Redemption Events:

                      (i) the Corporation fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the Holders of Series A Preferred Stock upon conversion of the Series A Preferred Stock as and when required by this Agreement, the Securities Purchase Agreement or the Registration Rights Agreement (a "LEGEND REMOVAL FAILURE"), and any such failure continues uncured for five business days after the Corporation has been notified thereof in writing by the Holder; or

                      (ii) the Corporation otherwise shall breach any material term hereunder (including, without limitation, Section 2(h) hereof) or under the Certificate of Determination (including, without limitation, Article VI thereof) or under the Securities Purchase Agreement (including, without limitation, the representations and warranties in the Securities Purchase Agreement) or the Registration Rights Agreement and such breach continues uncured for 10 business days after the Corporation has been notified thereof in writing by the Holder.

               (c) Pari Passu Securities Liquidation Preference. The Liquidation Preference with respect to any Pari Passu Securities shall be as set forth in the Certificate of Determination filed with the Secretary of State of California in respect thereof.

               (d) Allocation of Reserved Amount. The initial Reserved Amount shall be allocated pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock issued to each holder. Each increase to the Reserved Amount shall be allocated pro rata among the Holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock held by each Holder at the time of the increase in the Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's shares of Series A Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Series A Preferred Stock shall be allocated to the remaining Holders of shares of Series A Preferred Stock, pro rata based on the number of shares of Series A Preferred Stock then held by such Holders.

               (e) Restrictions on Shares. The shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock may not be sold or transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws, (ii) the Corporation shall have been furnished with an opinion of legal counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and complies with applicable state securities laws, (iii) they are sold under Rule 144 under the Securities Act or (iv) they are sold or transferred to an affiliate of the Holder of such shares of Common Stock and such sale or transfer is pursuant to an exemption from such registration or pursuant to such registration. Except as otherwise provided in the Securities Purchase Agreement, each certificate for shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock that have not been so registered and that have not been sold under an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

               THE SECURITIES REPRESENTED BY THIS
               CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
               THE SECURITIES ACT OF 1933, AS AMENDED, OR
               THE SECURITIES LAWS OF ANY STATE OF THE
               UNITED STATES. THE SECURITIES REPRESENTED
               HEREBY MAY NOT BE OFFERED OR SOLD IN THE
               ABSENCE OF AN EFFECTIVE REGISTRATION
               STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall remove the foregoing legend from the certificate and issue to such holder a new certificate therefor free of any transfer legend, if (i) with such request, the Corporation shall have received either (A) an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act and in compliance with applicable state securities laws or (B) such holder provides the Corporation with reasonable assurances that such security has been sold under Rule 144 or can be sold under Rule 144(k) or (ii) a registration statement under the Securities Act covering the resale of such securities is in effect. Nothing in this Agreement or the Certificate of Determination shall (i) limit the Corporation's obligation under the Registration Rights Agreement, or (ii) affect in any way Holder's obligations to comply with applicable securities laws upon the resale of the securities referred to herein.

               (f) Status as Stockholder. Upon submission of a Notice of Conversion by a Holder of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate (but only with respect to such shares covered by such Notice of Conversion), excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Agreement or the Certificate of Determination. In situations where Section 2(a) hereof is applicable, the number of shares of Common Stock referred to in clauses (i) and (ii) of the immediately preceding sentence shall be determined on the date on which such shares of Common Stock are delivered to the Holder. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth business day after the expiration of the Delivery Period with respect to a conversion of Series A Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such 10 business day period) the holder shall regain the rights of a holder of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive payments pursuant to Article VII.C of the Certificate of Determination to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article VII.A of the Certificate of Determination) for the Corporation's failure to convert Series A Preferred Stock.

               (g) Remedies Cumulative. The remedies provided in this Agreement and the Certificate of Determination shall be cumulative and in addition to all other remedies available under this Agreement and the Certificate of Determination, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Agreement and the Certificate of Determination. The Corporation acknowledges that a breach by it of its obligations hereunder and thereunder will cause irreparable harm to the holders of Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

               (h) Amend Articles. Prior to the Exchange Closing, the Corporation shall amend its Articles to provide for a provision substantially in the form of Exhibit C (the "AMENDMENT") relating to the Series A Preferred Stock; provided that the shareholders of the Corporation approve the Amendment. The Corporation shall recommend such Amendment at the Stockholders Meeting referred to in Section 4(n) of the Securities Purchase Agreement.

        3. Representations. The Corporation represents and warrants to each Holder as follows:

               (a) Authorization; Enforcement. (i) The Corporation has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, subject to (x) the Corporation obtaining the approval of the shareholders of the Corporation of the matters referred to in
Section 4(n) of the Securities Purchase Agreement, (y) the Corporation filing an amendment to its Articles of Incorporation to authorize the Series A Preferred Stock and (z) the Corporation issuing the Series A Preferred Stock to the Holders, (ii) the execution, delivery and performance of this Agreement by the Corporation and the consummation by it of the transactions contemplated hereby have been duly authorized by the Corporation's Board of Directors and, subject only to the approval of the Corporation's stockholders at the meeting of stockholders referred to in Section 4(n) of the Securities Purchase Agreement, no further consent or authorization of the Corporation, its Board of Directors or its stockholders is required; and (iii) this Agreement constitutes valid and binding obligations of the Corporation enforceable against the Corporation in accordance with its terms.

               (b) No Conflicts. The execution, delivery and performance of this Agreement by the Corporation, and the consummation by the Corporation of the transactions contemplated hereby will not (i) result in a violation of the Articles or By-laws of the Corporation or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Corporation or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Corporation or any of its subsidiaries or by which any property or asset of the Corporation or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Securities Purchase Agreement)), provided, however, that the authorization and issuance of the Series A Preferred Stock and the exchange of the Debentures for the Series A Preferred Stock shall require (i) the Corporation obtaining the approval of the shareholders of the Corporation of the matters referred to in Section 4(n) of the Securities Purchase Agreement, (ii) the Corporation filing an amendment to its Articles of Incorporation to authorize the Preferred Stock (including the Amendment) and (iii) the Corporation issuing the Preferred Stock to the Holders in accordance with the terms of the Securities Purchase Agreement.

        4. Governing Law; Miscellaneous.

               (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Corporation irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in San Francisco, California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Corporation irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Corporation further agrees that service of process upon the Corporation mailed by first class mail shall be deemed in every respect effective service of process upon the Corporation in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Corporation agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

               (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed signature page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

               (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

               (e) Entire Agreement; Amendments. This Agreement and the agreements, documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Corporation nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the same action that would be required to alter or change the rights, preferences or privileges of the Series

A Preferred Stock or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 4(e) shall be binding upon each Holder and the Corporation.

               (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Corporation:

                     The L.L. Knickerbocker Co., Inc.
                     25800 Commercenter Drive
                     Lake Forest, CA   92630
                     Telecopy: (949) 595-7913
                     Attention: Anthony P. Shutts, CFO

               with a copy to:

                     The L.L. Knickerbocker Co., Inc.
                     25800 Commercenter Drive
                     Lake Forest, CA   92630
                     Telecopy: (949) 595-7913
                     Attention: William R. Black, Esq.

If to a Holder, at such address as such Holder shall have provided in writing to the Corporation or such other address as such Holder furnishes by notice given in accordance with this Section 4(f).

               (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Corporation nor any Holder shall assign this Agreement or any rights or obligations hereunder. The rights of the Holders hereunder shall be automatically assignable by each Holder without any further consent on the part of the Corporation to any transferee of all or any portion of the Series A Preferred Stock. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Certificate of Determination or the Transaction Documents, the Securities (as defined in the Securities Purchase Agreement) may be pledged, and all rights of the Holders under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Corporation, to a bona fide pledgee in connection with an Holder's margin or brokerage accounts.

               (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (j) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the Certificate of Determination. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

               (k) Effect on Transaction Documents and the Certificate of Determination. All references to the Preferred Stock or the Series A Preferred Stock in this Agreement, the Transaction Documents or the Certificate of Determination, as the case may be, shall be deemed to mean and be a reference to all of the rights, preferences, privileges and restrictions relating to the Series A Preferred Stock or the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Series A Preferred Stock set forth in this Agreement, the Certificate of Determination and the Amendment. The representations and warranties of the Corporation set forth herein shall be deemed to be given pursuant to Section 3 of the Securities Purchase Agreement. The following conditions shall be deemed to be additional conditions to each Holder's obligations under Section 7(b) of the Securities Purchase Agreement to exchange the Debentures for the Series A Preferred Stock at the Exchange
Closing: (i) the performance of, satisfaction of and compliance with Section 2(h) by the Corporation, (ii) the Amendment shall have occurred and be in full force and effect and (iii) one or more registration statements of the Corporation under the Securities Act covering the Registrable Securities (as defined in the Registration Rights Agreement) shall be effective and available for use by the Holders as of the date of the Exchange Closing in accordance with the Registration Rights Agreement. The Transaction Documents and all related agreements, documents and instruments shall remain in full force and effect and are hereby ratified and confirmed.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned Holders and the Corporation have caused this Agreement to be duly executed as of the date first above written.


THE L.L. KNICKERBOCKER CO., INC.           CC INVESTMENTS, LDC
                                           By:  Castle Creek Partners, L.L.C.,
                                                its Investment Manager


By:    /S/ ANTHONY P. SHUTTS               By:    /S/ JOHN ZIEGELMAN
       ----------------------------               ----------------------------
Name:  ANTHONY P. SHUTTS                   Name:  JOHN ZIEGELMAN
       ----------------------------               ----------------------------
Title: Chief Financial Officer             Title: Managing Member
       ----------------------------               ----------------------------


MARSHALL CAPITAL MANAGEMENT, INC.          CAPITAL VENTURES INTERNATIONAL
                                           By: Heights Capital Management, Inc.,
                                               its authorized agent


By:    /S/ ALLAN WEINE                     By:    /S/ MICHAEL SPOLAN
       ----------------------------               ----------------------------
Name:  ALLAN WEINE                         Name:  MICHAEL SPOLAN
       ----------------------------               ----------------------------
Title: President                           Title: General Counsel and Secretary
       ----------------------------               ----------------------------

                                    Exhibit A
                                    ---------

   Certificate of Determination is attached as Annex II to the Proxy Statement

                                    Exhibit B

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                in order to Convert the Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series A Preferred Stock (the "CONVERSION"), represented by stock certificate Nos(s). ___________ (the "PREFERRED STOCK CERTIFICATES"), into shares of common stock ("COMMON STOCK") of THE L.L. KNICKERBOCKER CO., INC. (the "CORPORATION") according to the conditions of the Certificate of Determination of Series A Convertible Preferred Stock (the "CERTIFICATE OF DETERMINATION"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER").

The undersigned acknowledges that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Preferred Stock may only be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act.

o In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

                                   Date of Conversion:
                                                      --------------------------
                                   Accrued Premium for all
                                   Shares Subject to Conversion:
                                                                ----------------
                                   Applicable Conversion Price:
                                                               -----------------
                                   Number of Shares of Common
                                   Stock to be Issued:
                                                      --------------------------
                                   Signature:
                                             -----------------------------------
                                   Name:
                                        ----------------------------------------
                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                    Exhibit C
                                    ---------

                                   Article VII


All capitalized terms used in this Article VII are defined as defined in the Certificate of Determination of Series A Convertible Preferred Stock of the corporation unless otherwise defined in this Article VII. Except in connection with a Required Conversion at Maturity, in no event shall a Holder of shares of Series A Preferred Stock be entitled to receive shares of Common Stock upon a conversion to the extent that the sum of (x) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (exclusive of shares issuable upon conversion of the unconverted portion of the shares of Series A Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, the warrants, as amended by the Waiver, issued by the Corporation pursuant to the Securities Purchase Agreement) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series A Preferred Stock with respect to which the determination of this Article VII is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of this Article VII, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13 D-G thereunder, except as otherwise provided in clause (x) above. Except as provided in the immediately succeeding sentence, the restriction contained in this
Article VII shall not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holders of a majority of the outstanding shares of Series A Preferred Stock shall approve such alteration, amendment, deletion or change. In applying the foregoing, such limitation should be applied in conjunction with the application of limitations on conversion or exercise analogous to the foregoing limitation.

                                    ANNEX II

              See attached copy of Certificate of Determination of
                      Series A Convertible Preferred Stock

                          CERTIFICATE OF DETERMINATION

                                       OF

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                        THE L.L. KNICKERBOCKER CO., INC.

         LOUIS L. KNICKERBOCKER and WILLIAM R. BLACK certify that:

               1. They are the Chairman of the Board and Secretary, respectively, of THE L.L. KNICKERBOCKER CO., INC., a California corporation (the "CORPORATION").

               2. The authorized number of shares of Preferred Stock of the Corporation is Ten Million (10,000,000) and the number of shares of Series A Convertible Preferred Stock of the Corporation, none of which has been issued, is Ten Thousand (10,000).

               3. The Board of Directors of the Corporation (the "BOARD OF DIRECTORS" or the "BOARD") duly adopted the following resolution:

        WHEREAS, the Articles of Incorporation of the Corporation (the "ARTICLES") authorize the Preferred Stock of the Corporation (the "PREFERRED STOCK") to be issued in series and authorize the Board of Directors to determine the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares and designation of any such series.

        NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby establish a series of Preferred Stock as follows:


                            I. DESIGNATION AND AMOUNT

        The designation of this series, which consists of 10,000 shares of Preferred Stock, is the Series A Convertible Preferred Stock (the "SERIES A PREFERRED STOCK") and the face amount shall be One Thousand U.S. Dollars ($1,000.00) per share (the "FACE AMOUNT"). The Series A Preferred Stock is being issued by the Corporation pursuant to that certain Securities Purchase Agreement, dated as of June 8, 1998 by and among the Corporation and the other signatories thereto, as amended by that certain Waiver dated as of September 4, 1998 by and among the Corporation and the other signatories thereto (the "WAIVER") (as amended, the "SECURITIES PURCHASE AGREEMENT"). Certain agreements related to the Series A Preferred Stock and shares of Common Stock of the Corporation ("COMMON STOCK") issuable upon the conversion of shares of Series A Preferred Stock are set forth in that certain Stockholders' Agreement dated as of September 18, 1998 (the "STOCKHOLDERS' AGREEMENT") by and among the Corporation and the other signatories thereto.

                                II. NO DIVIDENDS

        The Series A Preferred Stock will bear no dividends, and the holders of the Series A Preferred Stock (each a "HOLDER") shall not be entitled to receive dividends on the Series A Preferred Stock.

                     III. OPTIONAL REDEMPTION BY CORPORATION

        A. LIMITED RIGHT TO REDEEM. Upon the occurrence of a Redemption Event (as defined herein), the shares of Series A Preferred Stock shall be redeemed by the Corporation in accordance with the provisions of Article VIII hereof. Except as provided in Paragraph B of this Article III, the shares of Series A Preferred Stock may not be redeemed at the option of the Corporation.

        B. REDEMPTION AT CORPORATION'S OPTION.

           (i) Within 5 calendar days prior to the beginning of any month during which any shares of Series A Preferred Stock are outstanding, the Corporation shall provide written notice to the Holders by facsimile and overnight courier as to whether the Corporation will redeem any conversions of Series A Preferred Stock in such calendar month (an "OPTIONAL REDEMPTION NOTICE"). In the event the Corporation fails to provide an Optional Redemption Notice to the Holders within such 5 day period, the Corporation shall not be permitted to so redeem any conversions of Series A Preferred Stock during such calendar month. In the event a timely Optional Redemption Notice is provided as aforesaid, upon Corporation's receipt of a Notice of Conversion (as defined in Article IV.B below) effected at a Conversion Price (as defined in Article IV.E below) determined by the Variable Conversion Price (as defined in Article IV.J below) then in effect, so long as
(x) no Redemption Event (irrespective of the provision of notice, the passage of time or otherwise) or any event which, with the passage of time, would become a Redemption Event shall have occurred, (y) the Corporation is not in material violation of any of its obligations under the Securities Purchase Agreement or that certain Registration Rights Agreement, dated as of June 8, 1998, by and among the Corporation and the initial investors named therein, as amended by the Waiver (as amended, the "REGISTRATION RIGHTS AGREEMENT"), and (z) the Registration Statement (as defined in the Registration Rights Agreement) is effective and available for use, then the Corporation shall be obligated to redeem ("REDEMPTION AT CORPORATION'S ELECTION") the entire number of shares, but only the entire number of shares, of the Series A Preferred Stock which are the subject of the Notice of Conversion for the Optional Redemption Amount (as defined below).

            (ii) The "OPTIONAL REDEMPTION AMOUNT" with respect to any share of Series A Preferred Stock means an amount, in cash, equal to the product of (x) the Closing Bid Price (as defined in Article IV.A below) of the Common Stock, on the Conversion Date specified in the Notice of Conversion and (y) the quotient arrived at by dividing (I) the Conversion Amount (as defined in Article IV.B below) by (II) the Conversion Price in effect on the Conversion Date specified in the Notice of Conversion. The Optional Redemption Amount shall be paid to the Holder on or before the date (the "OPTIONAL REDEMPTION DATE") which is three (3) business days after the date on which the Corporation has received a Notice of Conversion; provided, however, that the Corporation shall not be obligated to deliver any portion of the Optional Redemption Amount until either the certificates representing the shares of Series A Preferred Stock being redeemed are delivered to the office of the Corporation or the holder notifies the Corporation that the certificates representing such shares of Series A Preferred Stock have been lost, stolen or destroyed and delivers the documentation required in accordance with Article XIV.C hereof.

            (iii) If the Corporation fails to deliver the Optional Redemption Amount to the Holder on or before the Optional Redemption Date (an "OPTIONAL REDEMPTION DEFAULT"), the Corporation shall pay to Holder an amount equal to:

                 (.24) x (D/365) x (Optional Redemption Amount)

where:

        "D" means the number of days from the Optional Redemption Date through and including the date on which the Corporation delivers the Optional Redemption Amount to the Holder.

        The payments to which Holder shall be entitled pursuant to this subparagraph (iii) are referred to herein as "REDEMPTION DEFAULT PAYMENTS." Holder may elect to receive accrued Redemption Default Payments in cash or to convert all or any portion of such accrued Redemption Default Payments, at any time, into Common Stock at the lowest Conversion Price in effect during the period beginning on the date of the Optional Redemption Default through the Conversion Date for such conversion. In the event Holder elects to receive any Redemption Default Payments in cash, it shall so notify the Corporation in writing. In the event Holder elects to convert all or any portion of the Redemption Default Payments into Common Stock, Holder shall indicate on a Notice of Conversion such portion of the Redemption Default Payments which Holder elects to so convert and such conversion shall otherwise be effected in accordance with the provisions of Article V.

               (iv) In the event of an Optional Redemption Default, the Holder shall have the right, at any time prior to the Corporation's delivery of the Optional Redemption Amount to the Holder, to convert the Optional Redemption Amount into Common Stock in accordance with the procedures set forth in Article V hereof at the lowest Conversion Price in effect during the period beginning on, and including, the Conversion Date specified in the Notice of Conversion which triggered the Corporation's rights pursuant to Paragraph B(i) above through and including the day such shares of Common Stock are delivered to the Holder.

               (v) In the event of an Optional Redemption Default, the Corporation shall forever forfeit its rights to effect a Redemption at Corporation's Election pursuant to this Article III.B.

                             IV. CERTAIN DEFINITIONS

        For purposes of this Certificate of Determination, the following terms shall have the following meanings:

        A. "CLOSING BID PRICE" means, for any security as of any date, the closing bid price of such security on the principal United States securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "BLOOMBERG"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for such security, on the next preceding date which was a trading date. If the Closing Bid Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock, with the costs of such appraisal to be borne by the Corporation.

        B. "CONVERSION AMOUNT" means the Face Amount of each share of Series A Preferred Stock being converted plus any Premium (as defined below) thereon through the Conversion Date and any Redemption Default Payments payable with respect thereto, each as specified in the notice of conversion in the form (the "NOTICE OF CONVERSION") set forth in the Stockholders' Agreement.

        C. "CONVERSION DATE" means, for any Optional Conversion (as defined below), the date specified in the Notice of Conversion, so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

        D. "CONVERSION PERCENTAGE" shall have the following meaning and shall be subject to adjustment as provided herein:

        If the Conversion Date is:           Then the Conversion Percentage is:
        --------------------------           ----------------------------------
        Prior to the 181st day                               100%
        following the Issue Date

        On or after the 181st day following                   97%
        the Issue Date and Prior to the
        271st day following the Issue Date

        On or after the 271st day following                 94.5%
        the Issue Date and Prior to the
        366th day following the Issue Date

        On or after the 366th day following                   92%
        the Issue Date and Prior to the
        731st day following the Issue Date

        On or after the 731st day following                   90%
        the Issue Date

        E. "CONVERSION PRICE" means (i) with respect to any Conversion Date occurring prior to the earliest of (a) the 181st day following the Issue Date,
(b) the first Announcement Date (as defined in Article XI .C hereof) after the Issue Date, or (c) the delivery by the Corporation of the notice specified in
Section 4(j)(A) of the Securities Purchase Agreement (as defined herein) (such earliest date referred to herein as the "FIRST VARIABLE CONVERSION DATE"), the Fixed Conversion Price and (ii) with respect to any Conversion Date on or after the First Variable Conversion Date, the lower of the Fixed Conversion Price and the Variable Conversion Price, each in effect as of such date and subject to adjustment as provided herein.

        F. "FIXED CONVERSION PRICE" means (i) $4.02, in the case of shares of Series A Preferred Stock issued at the Exchange Closing (as defined in the Securities Purchase Agreement ) or (ii) an amount computed by multiplying the average of the Closing Bid Prices of the Common Stock on the five trading days immediately preceding the Second Closing (as defined in the Securities Purchase Agreement) by 115%, in the case of shares of Series A Preferred Stock issued at the Second Closing, and shall be subject to adjustment, in either case, as provided herein.

        G. "ISSUE DATE" means (i) June 8, 1998, in the case of shares of Series A Preferred Stock issued at the Exchange Closing or (ii) the date of the Second Closing, in the case of shares of Series A Preferred Stock issued at the Second Closing.

        H. "N" means the number of days from, but excluding, the Issue Date.

        I. "PREMIUM" means an amount equal to (.06) x (N/360) x (1,000).

        J. "VARIABLE CONVERSION PRICE" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage then in effect by the average of the lowest Closing Bid Prices for the Common Stock for any seven
(7) trading days during the thirty (30) consecutive trading days ending on the trading day immediately preceding such date of determination (subject to equitable adjustment for any stock splits, stock dividends, reclassifications or similar events during such thirty (30) trading day period), and shall be subject to adjustment as provided herein. For the avoidance of doubt, the trading day immediately preceding any Conversion Date is the last calendar day that is a trading day and which is immediately preceding the Conversion Date.

                                  V. CONVERSION

        A. CONVERSION AT THE OPTION OF THE HOLDER. Subject to the limitations on conversions contained in Article VII of the Articles, each Holder may, at any time and from time to time, convert (an "OPTIONAL CONVERSION") each of its shares of Series A Preferred Stock into a number of fully paid and nonassessable shares of Common Stock determined in accordance with the following formula:

                                CONVERSION AMOUNT
                                -----------------
                                CONVERSION PRICE


        B. MECHANICS OF CONVERSION. In order to effect an Optional Conversion, a Holder shall: (x) fax (or otherwise deliver) a copy of the fully completed and executed Notice of Conversion to the Corporation for the Common Stock and (y) surrender or cause to be surrendered the original certificates representing the Series A Preferred Stock being converted (the "PREFERRED STOCK

CERTIFICATES"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall immediately send, via facsimile, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XIV.C hereof.

           a. DELIVERY OF COMMON STOCK UPON CONVERSION. Upon the surrender of Preferred Stock Certificates from a Holder accompanied by a Notice of Conversion, the Corporation shall, no later than the later of (a) the second business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XIV.C) (the "DELIVERY PERIOD"), issue and deliver to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Preferred Stock not being converted, if any. If the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a Holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

           b. TAXES. The Corporation shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series A Preferred Stock.

           c. NO FRACTIONAL SHARES. If any conversion of Series A Preferred Stock would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be the next higher whole number of shares.

           d. CONVERSION DISPUTES. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (a) above. If such dispute involves the calculation of the Conversion

Price, the Corporation shall submit the disputed calculations to an independent outside accountant via facsimile within two business days of receipt of the Notice of Conversion. The accountant, at the Corporation's sole expense, shall audit the calculations and notify the Corporation and the holder of the results no later than two business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (a) above.

        C. REQUIRED CONVERSION AT MATURITY. Provided all shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), for resale by the holders of such shares of Series A Preferred Stock and, (iii) eligible to be traded on either the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, each share of Series A Preferred Stock issued and outstanding on the date which is the three (3) year anniversary of the Issue Date (the "MATURITY DATE") automatically shall be converted into shares of Common Stock on such date in accordance with the conversion formula set forth in Paragraph A of this Article V (the "REQUIRED CONVERSION AT MATURITY"). If the Required Conversion at Maturity occurs, the Corporation and the holders of Series A Preferred Stock shall follow the applicable conversion procedures set forth in Paragraph B of this Article V with respect to the shares of Series A Preferred Stock for which the Maturity Date has occurred; provided, however, that the Holders of Series A Preferred Stock are not required to deliver a Notice of Conversion to the Corporation or its transfer agent. If the Required Conversion at Maturity does not occur, each Holder of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Article VIII.C.) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), the Holder's Series A Preferred Stock for which the Maturity Date has occurred. If the Corporation fails to redeem any of such shares within five (5) business days after the day on which the Corporation receives such Redemption Notice , then such Holder shall be entitled to the remedies provided in Article VIII.C with respect to the shares of Series A Preferred Stock for which the Maturity Date has occurred.

                    VI. RESERVATION OF SHARES OF COMMON STOCK

        A. RESERVED AMOUNT. Upon the initial issuance of the shares of Series A Preferred Stock, the Corporation shall reserve for issuance upon conversion of the Series A Preferred Stock that number of shares of the authorized but unissued shares of Common Stock which is equal to Two Hundred Percent (200%) of the number of shares of Common Stock which would be issuable if all outstanding shares of Series A Preferred Stock are converted on the Issue Date based on the Variable Conversion Price (without giving effect to any limitations on conversion contained herein) and thereafter the number of authorized but unissued shares of Common Stock so reserved (the "RESERVED AMOUNT") shall not be decreased and shall at all times be sufficient to provide for the conversion of the Series A Preferred Stock outstanding at the then current Conversion Price thereof.

        B. INCREASES TO RESERVED AMOUNT. If the Reserved Amount for any three consecutive trading days (the last of such three trading days being the "AUTHORIZATION TRIGGER DATE") shall be less than 135% of the number of shares of Common Stock issuable upon conversion of the then outstanding shares of Series A Preferred Stock, the Corporation shall immediately notify the Holders of Series A Preferred Stock of such occurrence and shall take immediate action (including, if necessary, seeking shareholder approval to authorize the issuance of additional shares of Common Stock) to increase the Reserved Amount to 200% of the number of shares of Common Stock then issuable upon conversion of the outstanding Series A Preferred Stock. In the event the Corporation fails to so increase the Reserved Amount within, in the event shareholder approval is required, ninety (90) days, or, in the event only approval of the Corporation's Board of Directors is required, ten (10) days after an Authorization Trigger Date, each holder of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to require the Corporation to purchase for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B), a portion of the holder's Series A Preferred Stock such that, after giving effect to such purchase, the holder's allocated portion of the Reserved Amount exceeds 135% of the total number of shares of Common Stock issuable to such holder upon conversion of its Series A Preferred Stock. If the Corporation fails to redeem any of such shares within five (5) business days after its receipt of such Redemption Notice, then such holder shall be entitled to the remedies provided in Article VIII.C. Notwithstanding anything else contained herein, if the Corporation has a sufficient number of authorized shares of Common Stock, the Corporation shall immediately issue additional shares of Common Stock to any Holder who has exceeded its allocated portion of the Reserved Amount upon conversions by such Holder of its shares of Series A Preferred Stock.

        C. ADJUSTMENT TO CONVERSION PRICE. If the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of Series A Preferred Stock to any Holder because the Corporation does not then have available a sufficient number of authorized and reserved shares of Common Stock, then the Fixed Conversion Price in respect of any shares of Series A Preferred Stock held by any holder (including shares of Series A Preferred Stock submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to any such Holder) shall be adjusted as provided in Article VII.A.

                       VII. FAILURE TO SATISFY CONVERSIONS

        A. CONVERSION DEFAULTS; ADJUSTMENTS TO CONVERSION PRICE. The following shall constitute a "Conversion Default": (i) following the submission by a Holder of shares of Series A Preferred Stock of a Notice of Conversion, the Corporation fails for any reason (other than because of an event described in clause (iii) below) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such conversion, such number of freely tradeable shares of Common Stock to which such Holder is entitled upon such conversion, (ii) the Corporation provides notice to any Holder of Series A Preferred Stock at any time of its intention not to issue freely tradeable shares of Common Stock upon exercise by any Holder of its conversion rights in accordance with the terms of this Certificate of Determination (other than because of an event described in clause (iii) below), or (iii) the Corporation is prohibited, at any time, from issuing shares of Common Stock upon conversion of Series A Preferred Stock to any Holder because the Corporation does not have available a sufficient number of authorized shares of Common Stock. In the case of a Conversion Default described in clause (i) or (iii) above, the Fixed Conversion Price in respect of any shares of Series A Preferred Stock held by such Holder (including shares of Series A Preferred Stock submitted to the Corporation for conversion, but for which shares of Common Stock have not been issued to such Holder) shall thereafter be the lesser of (x) the Fixed Conversion Price on the date of the Conversion Default and (y) the lowest Conversion Price in effect during the period beginning on, and including, such date through and including (A) in the case of a Conversion Default referred to in clause (i) above, the earlier of (1) the day such shares of Common Stock are delivered to the Holder and (2) the day on which the Holder regains its rights as a Holder of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock pursuant to the provisions of Article XIV.F hereof, and (B) in the case of a Conversion Default referred to in clause (iii) above, the date on which the prohibition on issuances of Common Stock terminates. In the case of a Conversion Default described in clause (ii) above, the Fixed Conversion Price with respect to any conversion thereafter shall be the lowest Conversion Price in effect at any time during the period beginning on, and including, the date of the occurrence of such Conversion Default through and including the Default Cure Date (as hereinafter defined). Following any adjustment to the Fixed Conversion Price pursuant to this Article VII.A, the Fixed Conversion Price shall thereafter be subject to further adjustment for any events described in Article XI. Upon the occurrence of each reset of the Fixed Conversion Price pursuant to this Paragraph A, the Corporation, at its expense, shall promptly compute the new Fixed Conversion Price and prepare and furnish to each Holder of Series A Preferred Stock with respect to which the Conversion Default occurred a certificate setting forth such new Fixed Conversion Price and showing in detail each Conversion Price in effect during such reset period.

        "DEFAULT CURE DATE" means (i) with respect to a Conversion Default described in clause (i) of its definition, the date the Corporation effects the conversion of the full number of shares of Series A Preferred Stock, and (ii) with respect to a Conversion Default described in clause (ii) of its definition, the date the Corporation issues freely tradeable shares of Common Stock in satisfaction of all conversions of Series A Preferred Stock in accordance with
Article V.A, and (iii) with respect to either type of a Conversion Default, the date on which the Corporation redeems shares of Series A Preferred Stock held by such holder pursuant to paragraph C of this Article VII.

        B. BUY-IN CURE. Unless the Corporation has notified the applicable Holder in writing prior to the delivery by such Holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) the Corporation fails for any reason to deliver during the Delivery Period shares of Common Stock to a Holder upon a conversion of shares of Series A Preferred Stock and (ii) thereafter, such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Holder of the unlegended shares of Common Stock (the "SOLD SHARES") which such Holder anticipated receiving upon such conversion (a "BUY-IN"), the Corporation shall pay such Holder (in addition to any other remedies available to the Holder) the amount by which (x) such Holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by such Holder from the sale of the Sold Shares. For example, if a Holder purchases unlegended shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay the Holder $1,000. A Holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Paragraph B. The Corporation shall make any payments required pursuant to this Paragraph B in accordance with and subject to the provisions of Article XIV.E.

        C. REDEMPTION RIGHT. If the Corporation fails, and such failure continues uncured for five (5) business days after the Corporation has been notified thereof in writing by the Holder, for any reason (other than because such issuance would exceed such Holder's allocated portion of the Reserved Amount, for which failures the Holders shall have the remedies set forth in
Article VI) to issue shares of Common Stock within 10 business days after the expiration of the Delivery Period with respect to any conversion of Series A Preferred Stock, then the Holder may elect at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Redemption Notice (as defined in Article VIII.C) to the Corporation, to have all or any portion of such Holder's outstanding shares of Series A Preferred Stock purchased by the Corporation for cash, at an amount per share equal to the Redemption Amount (as defined in Article VIII.B). If the Corporation fails to redeem any of such shares within five business days after its receipt of such Redemption Notice, then such Holder shall be entitled to the remedies provided in Article VIII.C.

                     VIII. REDEMPTION DUE TO CERTAIN EVENTS

        A. REDEMPTION BY HOLDER. In the event (each of the events described in clauses (i)-(iv) below after expiration of the applicable cure period (if any) being a "REDEMPTION EVENT"):

               (i) the Common Stock (including any of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock) is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market for an aggregate of ten (10) trading days in any nine month period;

               (ii) the Registration Statement required to be filed by the Corporation pursuant to Section 2(a) of the Registration Rights Agreement in accordance with Section 1(h) of the Waiver has not been declared effective by the date required by Section 1(i) of the Waiver, or such Registration Statement, after being declared effective, cannot be utilized by the holders of Series A Preferred Stock for the resale of all of their Registrable Securities (as defined in the Registration Rights Agreement) for an aggregate of more than 30 days;

               (iii) the Corporation provides notice to any Holder of Series A Preferred Stock, including by way of public announcement, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to any Holder of Series A Preferred Stock upon conversion in accordance with the terms of this Certificate of Determination (other than due to the circumstances contemplated by Article VI for which the holders shall have the remedies set forth in such Article);

               (iv) the Corporation shall:

                     (a) sell, convey or dispose of all or substantially all of its assets (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Corporation);

                     (b) merge, consolidate or engage in any other business combination with any other entity (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation and other than pursuant to a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged and the Corporation has not sold or issued Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance); or

                     (c) have fifty percent (50%) or more of the voting power of its capital stock owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended);

then, upon the occurrence of any such Redemption Event, each holder of shares of Series A Preferred Stock shall thereafter have the option, exercisable in whole or in part at any time and from time to time by delivery of a Redemption Notice (as defined in Paragraph C below) to the Corporation while such Redemption Event continues, to require the Corporation to purchase for cash any or all of the then outstanding shares of Series A Preferred Stock held by such holder for an amount per share equal to the Redemption Amount (as defined in Paragraph B below) in effect at the time of the redemption hereunder. For the avoidance of doubt, the occurrence of any event described in clauses (iii) or (iv) above shall immediately constitute a Redemption Event and there shall be no cure period. Upon the Corporation's receipt of any Redemption Notice hereunder (other than during the three trading day period following the Corporation's delivery of a Redemption Announcement (as defined below) to all of the Holders in response to the Corporation's initial receipt of a Redemption Notice from a ZHolder of Series A Preferred Stock), the Corporation shall immediately (and in any event within one business day following such receipt) deliver a written notice (a "REDEMPTION ANNOUNCEMENT") to all holders of Series A Preferred Stock stating the date upon which the Corporation received such Redemption Notice and the amount of Series A Preferred Stock covered thereby. The Corporation shall not redeem any shares of Series A Preferred Stock during the three trading day period following the delivery of a required Redemption Announcement hereunder. At any time and from time to time during such three trading day period, each holder of Series A Preferred Stock may request (either orally or in writing) information from the Corporation with respect to the instant redemption (including, but not limited to, the aggregate number of shares of Series A Preferred Stock covered by Redemption Notices received by the Corporation) and the Corporation shall furnish (either orally or in writing) as soon as practicable such requested information to such requesting holder.

        B. Definition of Redemption Amount. The "REDEMPTION AMOUNT" with respect to a share of Series A Preferred Stock means an amount equal to the greater of:

               (i)        V
                         ---          x      M
                         C P

        and    (ii)   V  X  111%


where:

        "V" means the Face Amount thereof plus the accrued Premium thereon and any Redemption Default Payments (if any) through the date of payment of the Redemption Amount;

        "CP" means the Conversion Price in effect on the date on which the Corporation receives the Redemption Notice; and

        "M" means (i) with respect to all redemptions other than redemptions pursuant to Article VIII.A(iv) hereof, the highest Closing Bid Price of the Corporation's Common Stock during the period beginning on the date on which the Corporation receives the Redemption Notice and ending on the date immediately preceding the date of payment of the Redemption Amount and (ii) with respect to redemptions pursuant to Article VIII.A(iv) hereof, the greater of (a) the amount determined pursuant to clause (i) of this definition or (b) the fair market value, as of the date on which the Corporation receives the Redemption Notice, of the consideration payable to the holder of a share of Common Stock pursuant to the transaction which triggers the redemption. For purposes of this definition, "fair market value" shall be determined by the mutual agreement of the Corporation and holders of a majority-in-interest of the shares of Series A Preferred Stock then outstanding, or if such agreement cannot be reached within five business days prior to the date of redemption, by an investment banking firm selected by the Corporation and reasonably acceptable to holders of a majority-in-interest of the then outstanding shares of Series A Preferred Stock, with the costs of such appraisal to be borne by the Corporation.

        C. REDEMPTION DEFAULTS. If the Corporation fails to pay any Holder the Redemption Amount with respect to any share of Series A Preferred Stock within ten business days after its receipt of a notice requiring such redemption (a "REDEMPTION NOTICE"), then the holder of Series A Preferred Stock delivering such Redemption Notice (i) shall be entitled to interest on the Redemption Amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law from the date on which the Corporation receives the Redemption Notice until the date of payment of the Redemption Amount hereunder, and (ii) shall have the right, at any time and from time to time, to require the Corporation, upon written notice, to immediately convert (in accordance with the terms of Paragraph A of Article V) all or any portion of the Redemption Amount, plus interest as aforesaid, into shares of Common Stock at the lowest Conversion Price in effect during the period beginning on the date on which the Corporation receives the Redemption Notice and ending on the Conversion Date with respect to the conversion of such Redemption Amount. In the event the Corporation is not able to redeem all of the shares of Series A Preferred Stock subject to Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series A Preferred Stock from each holder pro rata, based on the total number of shares of Series A Preferred Stock outstanding at the time of redemption included by such holder in all Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series A Preferred Stock outstanding at the time of redemption included in all of the Redemption Notices delivered prior to the date upon which such redemption is to be effected.

                                    IX. RANK

        All shares of the Series A Preferred Stock shall rank (i) prior to the Corporation's Common Stock; and (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series A Preferred Stock obtained in accordance with Article XIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series A Preferred Stock) (collectively with the Common Stock, "JUNIOR SECURITIES"); (iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article XIII hereof) specifically ranking, by its terms, on parity with the Series A Preferred Stock (the "PARI PASSU SECURITIES"); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article XIII hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, the "SENIOR SECURITIES"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                            X. LIQUIDATION PREFERENCE

        A. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 60 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, including, but not limited to, the sale or transfer of all or substantially all of the Corporation's assets in one transaction or in a series of related transactions (a "LIQUIDATION EVENT"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of Series A Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of Pari Passu Securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

        B. The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

        C. The "LIQUIDATION PREFERENCE" with respect to a share of Series A Preferred Stock means an amount equal to the Face Amount thereof plus the accrued Premium thereon through the date of final distribution.

                     XI. ADJUSTMENTS TO THE CONVERSION PRICE

        The Conversion Price shall be subject to adjustment from time to time as follows:

        A. STOCK SPLITS, STOCK DIVIDENDS, ETC. If, at any time on or after the Issue Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Fixed Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Corporation's transfer agent of such change on or before the effective date thereof.

        B. ADJUSTMENT DUE TO MERGER, CONSOLIDATION, ETC. If, at any time after the Issue Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "CORPORATE CHANGE"), then the holders of Series A Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion (without giving effect to the limitations contained in Article VII of the Articles had such Corporate Change not taken place, and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the shares of the Series A Preferred Stock then outstanding) shall be made with respect to the rights and interests of the holders of the Series A Preferred Stock to the end that the economic value of the shares of Series A Preferred Stock are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment of the Fixed Conversion Price so that the Fixed Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity's common stock that existed between the Fixed Conversion Price and the value of the Corporation's Common Stock immediately prior to such Corporate Change and an immediate revision to the Variable Conversion Price so that it is determined as provided in Article IV.J but based on the price of the common stock of the surviving entity and the market in which such common stock is traded) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Corporation shall not effect any Corporate Change unless (i) each holder of Series A Preferred Stock has received written notice of such transaction at least 75 days prior thereto, but in no event later than 20 days prior to the record date for the determination of shareholders entitled to vote with respect thereto, and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding) the obligations of this Certificate of Determination. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series A Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

        C. ADJUSTMENT DUE TO MAJOR ANNOUNCEMENT. In the event the Corporation at any time after the Issue Date (i) makes a public announcement that it intends to consolidate or merge with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged) or to sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or another transaction to purchase 50% or more of the Corporation's Common Stock or otherwise publicly announces an intention to replace a majority of the Corporation's Board of Directors by waging a proxy battle or otherwise (the date of the announcement referred to in clause (i) or (ii) of this Paragraph C is hereinafter referred to as the "ANNOUNCEMENT DATE"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the tenth trading day following the earlier of the consummation of the proposed transaction or tender offer, exchange offer or another transaction or the Abandonment Date (as defined below), be equal to the lower of (x) the Conversion Price which would have been applicable for Optional Conversion occurring on the Announcement Date and (y) the Conversion Price determined in accordance with Article IV.E on the Conversion Date set forth in the Notice of Conversion for the Optional Conversion. From and after the tenth trading day following the Abandonment Date, the Conversion Price shall be determined as set forth in Article IV.E. "ABANDONMENT DATE" means with respect to any proposed transaction or tender offer, exchange offer or another transaction for which a public announcement as contemplated by this Paragraph C has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this Paragraph C to become operative.

        D. ADJUSTMENT DUE TO DISTRIBUTION. If, at any time after the Issue Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e. a spin-off)) (a "DISTRIBUTION"), then the holders of Series A Preferred Stock shall be entitled, upon any conversion of shares of Series A Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article VII of the Articles had such holder been the holder of such shares of Common
Stock on the record date for the determination of shareholders entitled to such Distribution.

        E. ISSUANCE OF OTHER SECURITIES WITH VARIABLE CONVERSION PRICE. If, at any time after the Issue Date, the Corporation shall issue any securities which are convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") at a conversion or exchange rate based on a discount to the market price of the Common Stock at the time of conversion or exercise, then the Conversion Percentage in respect of any conversion of any shares of Series A Preferred Stock after such issuance shall be calculated utilizing the higher of the greatest discount applicable to any such Convertible Securities and the discount then in effect in calculating the Variable Conversion Price.

        F. PURCHASE RIGHTS. If, at any time after the Issue Date, the Corporation issues any Convertible Securities or rights to purchase stock, warrants, securities or other property (the "PURCHASE RIGHTS") pro rata to the record holders of any class of Common Stock, then the Holders of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Stock (without giving effect to the limitations contained in Article VII of the Articles) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

        G. NOTICE OF ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article XI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder of Series A Preferred Stock, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.

                               XII. VOTING RIGHTS

        The holders of the Series A Preferred Stock have no voting power whatsoever, except as otherwise provided by the California Corporations Code (the "BUSINESS CORPORATION LAW"), in this Article XII and in Article XIII below.

        Notwithstanding the above, the Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). If the Corporation takes a record of its shareholders for the purpose of determining shareholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least 20 days prior to the record date specified therein (or 75 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

        To the extent that under the Business Corporation Law the vote of the holders of the Series A Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock (except as otherwise may be required under the Business Corporation Law) shall constitute the approval of such action by the class. To the extent that under the Business Corporation Law holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article VII of the Articles) using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated.

                           XIII. PROTECTION PROVISIONS

        So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by the Business Corporation Law) of the Holders of a majority of the then outstanding shares of Series A Preferred Stock:

            1. alter or change the rights, preferences or privileges of the Series A Preferred Stock;

            2. alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series A Preferred Stock;

            3. create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article IX hereof, "SENIOR SECURITIES");

            4. create any new class or series of capital stock ranking pari passu with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article IX hereof, "PARI PASSU SECURITIES");

            5. increase the authorized number of shares of Series A Preferred Stock;

            6. issue any shares of Senior Securities or Pari Passu Securities;

            7. issue any shares of Series A Preferred Stock other than pursuant to the Securities Purchase Agreement; or

            8. redeem, or declare or pay any cash dividend or distribution on, any Junior Securities.

        In the event that Holders of a majority of the then outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to the terms hereof, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "DISSENTING HOLDERS") and the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. Notwithstanding the foregoing, no change pursuant to this
Article XIII shall be effective to the extent that, by its terms, it applies to less than all of the Holders of shares of Series A Preferred Stock then outstanding. Notwithstanding the foregoing or any other provisions herein to the contrary, any Holder may sell or otherwise transfer the shares of Series A Preferred Stock of such Holder to the Corporation or any other third party on terms negotiated between such Holder and the Corporation or such third party, so long as such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and the Business Corporation Law.

                               XIV. MISCELLANEOUS

        A. FAILURE OR INDULGENCY NOT WAIVER. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

        B. CANCELLATION OF SERIES A PREFERRED STOCK. If any shares of Series A Preferred Stock are converted pursuant to Article V, the shares so converted shall be canceled, shall return to the status of authorized, but unissued preferred stock of no designated series, and shall not be issuable by the Corporation as Series A Preferred Stock.

        C. LOST OR STOLEN CERTIFICATES. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series A Preferred Stock.

        D. QUARTERLY STATEMENTS OF AVAILABLE SHARES. For each calendar quarter beginning in the quarter in which the registration statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement in accordance with Section 1(h) of the Waiver is declared effective and thereafter so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall deliver (or cause its transfer agent to deliver) to each Holder a written report notifying the Holders of any occurrence which prohibits the Corporation from issuing Common Stock upon any such conversion. The report shall also specify (i) the total number of shares of Series A Preferred Stock outstanding as of the end of such quarter, (ii) the total number of shares of Common Stock issued upon all conversions of Series A Preferred Stock prior to the end of such quarter, (iii) the total number of shares of Common Stock which are reserved for issuance upon conversion of the Series A Preferred Stock as of the end of such quarter and (iv) the total number of shares of Common Stock which may thereafter be issued by the Corporation upon conversion of the Series A Preferred Stock before the Corporation would exceed the Reserved Amount. The Corporation (or its transfer agent) shall deliver the report for each quarter to each Holder prior to the tenth day of the calendar month following the quarter to which such report relates. In addition, the Corporation (or its transfer agent) shall provide, within 15 days after delivery to the Corporation of a written request by any holder, any of the information enumerated in clauses (i)
- (iv) of this Paragraph D as of the date of such request. Simultaneously with delivering such quarterly statements or responding to such written request, the Corporation shall issue a press release with substantially the same information.

        E. PAYMENT OF CASH; DEFAULTS. Whenever the Corporation is required to make any cash payment to a Holder under this Certificate of Determination (upon redemption or otherwise), such cash payment shall be made to the Holder within five business days after delivery by such Holder of a notice specifying that the Holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made. All payments hereunder shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America. All payments shall be made at such address for the Holder as appears on the record books of the Corporation (or at such other address as such Holder shall hereafter give to the Corporation by written notice). If such payment is not delivered within such five business day period, such Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of twenty-four percent (24%) and the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

        F. STATUS AS STOCKHOLDER. Upon submission of a Notice of Conversion by a Holder of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate (but only with respect to such shares covered by such Notice of Conversion), excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Determination. In situations where Article VII.B is applicable, the number of shares of Common Stock referred to in clauses (i) and
(ii) of the immediately preceding sentence shall be determined on the date on which such shares of Common Stock are delivered to the Holder. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth business day after the expiration of the Delivery Period with respect to a conversion of Series A Preferred Stock for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five business days after the expiration of such 10 business day period) the holder shall regain the rights of a holder of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive payments pursuant to Article VII.C to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article VII.A) for the Corporation's failure to convert Series A Preferred Stock.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            Each of the undersigned declares under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of his own knowledge.

Dated:  __________ __, 1998



                                           -------------------------------------
                                           Louis L. Knickerbocker,
                                           Chairman of the Board



                                           -------------------------------------
                                           William R. Black, Secretary

                        THE L.L. KNICKERBOCKER CO., INC.

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD, TUESDAY, DECEMBER 8, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of THE L.L. KNICKERBOCKER CO., INC., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated November 18, 1998, and hereby appoints Louis L. Knickerbocker, William R. Black and Anthony P. Shutts, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of THE L.L. KNICKERBOCKER CO., INC. (the "Company") to be held on Tuesday, December 8, 1998 at 10:00 a.m. local time, at the Company's principal executive offices at 25800 Commercentre Drive, Lake Forest, California 92630 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. Proposal to approve a proposed amendment to the Company's articles of incorporation to authorize the issuance of 10,000,000 shares of preferred stock.

               [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN

2. Proposal to approve the transactions contemplated by that certain Securities Purchase Agreement dated as of June 8, 1998 among the Company and certain investors named therein, including the issuance by the Company of convertible term debentures in the original principal amount of $7,000,000 (the "Debentures"), stock purchase warrants (the "Warrants") to purchase shares of common stock ("Common Stock") of the Company, shares of Series A Convertible Preferred Stock (the "Series A Stock") of the Company, and shares of Common Stock of the Company upon the conversion of the Debentures and shares of Series A Stock and the exercise of the Warrants.

               [ ]  FOR           [ ]  AGAINST           [ ]  ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                      [continued, and to be signed and dated, on the other side]

[continued from other side]



    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS LISTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF SOLICITING ADDITIONAL VOTES TO APPROVE AND ADOPT THE PROPOSALS).


                                (This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                I plan to attend the meeting ___________________

                                I do not plan to attend the meeting_____________

                                Change of Address/comments on reverse side

                                Dated: _______________________________, 1998

                                ________________________________________________
                                                   Signature

                                ________________________________________________

                                                   Signature